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Delaware Group
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Premium Fund
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ANNUAL REPORT
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DECEMBER 31, 1997

For Growth of Capital
Trend Series
DelCap Series
Value Series

For Total Return
Quantum Series
Devon Series
Decatur Total Return Series
Delaware Series
Convertible Securities Series

For International
Diversification
Emerging Markets Series
International Equity Series
Global Bond Series

For Income
Delchester Series
Strategic Income Series
Capital Reserves Series
Cash Reserve Series

January 5, 1998

Dear Policy Holder:

The U.S. economy enjoyed its seventh consecutive year of expansion in 1997, propelling the stock market to historic highs. While Europe benefited from tighter fiscal controls, many Asian countries were negatively affected by currency devaluations and a weak financial sector. Low U.S. inflation contributed to a strong domestic bond market.

                                                       1997 TOTAL RETURN
Standard & Poor's 500 Index                                 +33.36%
Russell 2000 Index                                          +22.36%
Lehman Brothers Government/Corporate Bond Index              +9.56%
Morgan Stanley Europe Australia Far East (EAFE) Index        +2.06%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report. Past performance does not guarantee future results. The indexes are unmanaged and assume no management fees or expenses. A direct investment in an unmanaged index is not possible.

    The U.S. stock market suffered two brief corrections in 1997-one as a result of the Federal Reserve Board modestly raising short-term interest rates in the spring, and the other as a result of financial uncertainty in Asia during the fall. However, the fundamental strength of the U.S. economy allowed many stocks to recover by year's end.
    Low interest rates in the U.S. and abroad have boosted bond prices while yields have fallen. However, overseas bond returns were weak because of a U.S. dollar that was strong relative to foreign currencies. At year-end, the difference in U.S. Treasury Bonds' short-term and long-term interest rates, known as the yield curve, was the smallest in four years. Adding to U.S. Treasuries' attractiveness was Washington's apparent commitment to eliminate the Federal budget deficit.
    Overseas, we believe that economic growth could accelerate in Europe as a result of tighter fiscal controls that are necessary for Continental Europe to meet the guidelines for adopting a single European currency by 1999. While the U.S. is enjoying its third longest economic expansion since World War II, U.S. companies still depend on overseas operations and/or suppliers for a growing percentage of business. Thus, Asia's economic problems present a challenge for both equity and fixed-income investors.
    The performance of each Series of Premium Fund is discussed on the pages that follow. Please keep in mind that your annuity is designed as a long-term investment and that earnings compound tax-deferred until withdrawal. Thank you for investing in Premium Fund.

Sincerely,

/s/ Wayne A. Stork                        /s/ Jeffrey J. Nick
---------------------------               -------------------------------------
Wayne A. Stork                            Jeffrey J. Nick
CHAIRMAN                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER

FOR GROWTH OF CAPITAL

TREND SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Fiscal 1997 was bumpy for small-cap stocks. Most small company shares underperformed large and mid-cap stocks during the year's first half. Small-cap stocks enjoyed strong capital appreciation in the summer, but stock prices fell again during autumn.
    Trend Series benefited from strong stock selection and finished the year with a total return of +21.37% (capital change plus reinvestment of dividends). We narrowly underperformed our benchmark, the Russell 2000 Growth Index, which returned +22.36% for the same period. We replaced the NASDAQ Industrial Index with the Russell 2000 Growth Index as the Series' benchmark in 1997. We believe the Russell Index more closely reflects Trend Series' portfolio holdings.
    Trend Series strives to identify changes in the American marketplace and then attempts to position the portfolio in companies we believe are likely to profit from these trends. Our stock selection strategy employs a bottoms up approach, meaning that we evaluate each company individually and decide whether or not to buy it based on its merits and ability to meet changing trends.
    We added two analysts to Trend Series' management team in 1997. Our four person team reaffirmed its longstanding commitment to fundamental research. We trimmed the number of holdings and focused on stocks with a relatively high level of liquidity.

A LOOK AT THE PORTFOLIO
    A successful company will generally undergo four stages of growth--1) emerging, 2) accelerating, 3) maturing and 4) cyclical. Trend Series attempts to invest in companies during their emerging growth phase.
    Stocks in this phase generally have higher price-to-earnings ratios than stocks in the latter phases. Though many of the small companies we invest in are relatively unknown, we do extensive research to determine whether they are financially sound and have strong management teams.
    Our sector allocation tends to parallel that of the Russell 2000 Growth Index. We were slightly overweight in small technology stocks, which tended to underperform their large-cap counterparts.
    In our opinion, large computer companies tended to slash prices because of a supply glut, damaging the competitive position of less well capitalized smaller companies. Lower profit margins did not allow some smaller computer companies to meet earnings in 1997.
    One of our more successful sectors during the year was business services. Corporations continue to outsource non-core tasks to cut costs, and we benefited from selecting small companies poised to fill this role.

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TREND SERIES INVESTMENT OBJECTIVE
Seeks long-term capital appreciation. It attempts to achieve this objective by investing primarily in small capitalization common stocks and convertible securities of emerging and other growth-oriented companies which we believe are responsive to changes in the marketplace and have the fundamental characteristics to support growth.
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2
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INVESTMENT OUTLOOK
    Some economists believe that 1997 was a period of speculation in stocks of some large U.S. companies. Alan Greenspan characterized the investment environment as "irrational exuberance," a perception we shared.
    While large-cap companies may still grow in value in 1998, we believe their capital appreciation will not be as robust as the past few years. This may provide an opportunity for small-cap stocks to outperform.
    With financial troubles in Asia, large companies may see their earnings fall if sales decline throughout the region as anticipated. We believe small companies may hold up better in this environment because they generally have less international exposure.
    Historically, approximately 75% of the Series' net assets have been invested in companies in four broad sectorshealthcare, business services, technology, and consumer goods and services. These have been and, we believe, are likely to remain the most promising areas of economic growth as the U.S. approaches a new millennium.

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1997

                  Trend Series         Russell 2000         Nasdaq
                                       Growth Index     Industrial Index
12/27/93            $10,000              $10,000           $10,000
12/31/93             10,200               10,000            10,000
 1/31/94             10,431               10,266            10,398
 2/28/94             10,481               10,221            10,357
 3/31/94             10,060                9,593             9,668
 4/30/94              9,890                9,608             9,486
 5/31/94              9,871                9,393             9,260
 6/30/94              9,791                8,991             8,864
 7/31/94              9,731                9,119             9,044
 8/31/94             10,141                9,788             9,571
 9/30/94             10,221                9,829             9,649
10/31/94             10,350                9,934             9,777
11/30/94             10,151                9,532             9,389
12/31/94             10,161                9,757             9,356
 1/31/95             10,231                9,558             9,307
 2/28/95             10,493               10,000             9,643
 3/31/95             10,786               10,292             9,951
 4/30/95             10,846               10,447            10,072
 5/31/95             11,048               10,538            10,260
 6/30/95             11,996               11,313            10,985
 7/31/95             12,984               12,195            11,832
 8/31/95             13,509               12,345            11,925
 9/30/95             13,669               12,599            12,184
10/31/95             13,397               11,979            11,677
11/30/95             13,943               12,508            12,054
12/31/95             14,145               12,785            11,974
 1/31/96             13,931               12,680            12,033
 2/29/96             14,504               13,258            12,488
 3/31/96             14,494               13,520            12,719
 4/30/96             15,627               14,558            13,887
 5/31/96             16,987               15,304            14,692
 6/30/96             16,350               14,310            13,782
 7/31/96             14,504               12,563            12,250
 8/31/96             15,259               13,493            13,043
 9/30/96             16,036               14,188            13,747
10/31/96             15,539               13,576            13,362
11/30/96             15,694               13,953            13,850
12/31/96             15,755               14,225            13,773
 1/31/97             15,701               14,581            14,385
 2/28/97             16,584               13,700            13,610
 3/31/97             15,845               12,733            12,634
 4/30/97             14,770               12,586            12,373
 5/31/97             14,366               14,478            14,026
 6/30/97             15,779               14,969            14,679
 7/31/97             16,524               15,736            15,646
 8/31/97             18,145               16,208            15,936
 9/30/97             19,942               17,501            17,069
10/31/97             19,164               16,451            15,746
11/30/97             18,792               16,059            15,519
12/31/97             19,055               16,068            15,154

                                         TREND SERIES
                                 AVERAGE ANNUAL TOTAL RETURNS
                                 ----------------------------
LIFETIME                                    +17.42%
THREE YEARS                                 +23.32%
ONE YEAR                                    +21.37%
From December 27, 1993 through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The chart above shows a $10,000 investment in the Trend Series, NASDAQ Industrial Index and Russell 2000 Growth Index for the period from the Series' inception on December 27, 1993, through December 31, 1997. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objective and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DELCAP SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    DelCap Series rebounded from weak performance during the first half of 1997 as mid-cap stocks rallied during the year's latter half. We believe investor interest in mid-cap equities seemed to peak during the third quarter.
    As always, prudent stock selection remained critical and the Series, which furnished a total return of +14.90% (capital change plus reinvestment of dividends) for the 1997 fiscal year, underperformed its benchmark--the Russell Midcap Growth Index--which returned +22.54%. The Russell Midcap Growth Index replaced the NASDAQ Industrial Index as the Series' benchmark in 1997. We believe the Russell Index more closely reflects DelCap Series' investment portfolio.
    In 1997 our Investment Management team reaffirmed its longstanding commitment to fundamental research. We trimmed the number of holdings and focused on stocks with a relatively high level of liquidity.
    In our opinion, DelCap's more concentrated portfolio should allow us to focus on the most promising mid-size companies and give greater weight to companies we believe are poised for growth.

A LOOK AT THE PORTFOLIO
    DelCap Series' management seeks stocks with a consistent track record of growth in quarterly earnings and market share.
    We repositioned the Series' technology sector after earnings disappointments from some companies pushed their share price down. We feel the low earnings were generally the result of thinner profit margins as competition among large-cap technology companies pushed prices for products and services lower.
    The Series' retail sector has also been repositioned, and presently consists of more companies that cater to practical consumers rather than buyers of luxury and leisure goods.
    Due to changes in the healthcare sector, we have reduced our position in companies whose profits we believed were sensitive to federal healthcare policy. Instead, we emphasized physician practice management and managed care companies. In our opinion, increased competition and regulatory hurdles will eventually weed out less efficient healthcare providers.
    Our positions in the technology and consumer business sectors, in particular, did not perform as well as our benchmark's holdings in the same sectors. Some of our selections had slower than expected 1997 sales.

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DELCAP SERIES INVESTMENT OBJECTIVE
Seeks long-term capital appreciation. It attempts to achieve this objective by investing in securities exhibiting the potential for significant growth.
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4
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INVESTMENT OUTLOOK
    For 1998, we believe the investment climate appears favorable for America's medium-size companies. In our opinion, mid-cap companies will not be as affected by the Asian economic crises as large-cap multinational companies, that derive a greater percentage of their profits from the region.
    Also, some economists predict the Federal Reserve Board may lower interest rates in 1998, which we believe would contribute to continued moderate growth in the country's output of goods and services.
    However, the single most important factor that will affect our future results is DelCap's stock selection capability. While retaining a disciplined investment approach, we have brought an even higher focus to the Series' portfolio and we believe this will enhance the Series' capital appreciation over the long term.

Growth of a $10,000 Investment
July 12, 1991 through
December 31, 1997

                          DelCap           Russell          Nasdaq
                          Series        Midcap Growth     Industrial
                                            Index            Index
         7/12/91          $10,000          $10,000          $10,000
         9/30/91           10,280           10,198           11,198
        12/31/91           11,031           10,870           12,692
         3/31/92           10,734           11,389           12,826
         6/30/92            9,550           11,697           11,414
         9/30/92            9,853           12,323           11,778
        12/31/92           11,248           13,755           13,753
         3/31/93           11,001           13,880           13,538
         6/30/93           11,443           13,881           13,841
         9/30/93           12,201           14,816           14,801
        12/31/93           12,549           15,293           15,289
         3/31/94           12,404           14,819           14,781
         6/30/94           11,559           14,169           13,552
         9/30/94           12,445           15,176           14,752
        12/31/94           12,105           14,965           14,304
         3/31/95           12,985           16,583           15,214
         6/30/95           13,690           17,915           16,795
         9/30/95           15,017           19,681           18,628
        12/31/95           15,679           21,091           18,307
         3/31/96           16,840           22,452           19,447
         6/30/96           18,005           24,741           21,071
         9/30/96           18,655           25,584           21,019
        12/31/96           17,955           26,324           21,057
         3/31/97           16,712           25,366           19,317
         6/30/97           19,042           29,101           22,443
         9/30/97           21,072           33,171           26,097
        12/31/97           20,622           32,257           23,170

              DELCAP SERIES
       AVERAGE ANNUAL TOTAL RETURNS
       ----------------------------
LIFETIME                        +11.83%
FIVE YEARS                      +12.89%
THREE YEARS                     +19.43%
ONE YEAR                        +14.90%
Through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The chart above shows a $10,000 investment in DelCap Series, Russell Midcap Growth Index and Nasdaq Industrial Index for the period from the Series' inception on July 12, 1991, through December 31, 1997. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objectives and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

VALUE SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Despite increased market volatility, Value Series achieved extraordinary success during the past fiscal year. We are delighted to report that Value Series provided its highest annual return since the Series began operating four years ago.
    The Series provided a robust total return of +32.91% (capital change plus reinvestment of dividends) for the 12 months ended December 31, 1997. The Series handily beat its benchmark--the Russell 2000 Index--which had a total return of +22.36% for the same time period.
    Under the leadership of a new portfolio manager in 1997, we reaffirmed the Series' commitment of investing in mid- and small-cap stocks that appear to be undervalued and built on the Series' strong long-term record.
    Generally, Value Series buys stocks selling near the low end of their historical relative valuations. Through research, we examine sales and earnings prospects relative to competitors and measure value with yardsticks appropriate to each industry group.
    After a weak first half for small- and mid-cap stocks in 1997, the earnings prospects of many smaller companies appeared more favorable than the expected earnings at some large multinational companies. This development, coupled with lower U.S. interest rates, declining inflation, and a strong domestic economy, helped lift many small-cap stock prices.

A LOOK AT THE PORTFOLIO
    We generally like to hold 70 to 90 stocks in the Value Series' portfolio, a number we can sufficiently monitor while, at the same time, provide diversification among various business sectors.
    We typically focus on companies with market capitalizations between $100 million and $2 billion, and our value discipline dictates in which particular companies the Series invests.
    In 1997, the Series achieved success by investing in many banking, insurance, real estate, transportation and capital goods companies. Since relatively few technology stocks met our value investment criteria, we were significantly underweighted in this volatile area.
    The Series biggest successes in 1997 were our finance and REIT (real estate investment trust) stocks. We selected several companies with strong balance sheets that were acquired or otherwise involved in mergers.

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VALUE SERIES INVESTMENT OBJECTIVE
Seeks capital appreciation. It attempts to achieve this objective by investing in stocks of small to mid-size companies whose market value appears low relative to underlying value or earnings or growth potential. Emphasis is placed on companies that may be temporarily out-of-favor or whose value is not yet recognized by the market.
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6

INVESTMENT OUTLOOK
    In early December, an important gauge of future U.S. economic activity--the Conference Board's Index of Leading Economic Indicators--rose for the sixth month in a row. The Board, a business trade group, said it believes the economic expansion that began in 1997 will continue in 1998.
    Despite the U.S. economy's 1997 expansion, consumer price increases have remained moderate. This suggests that the Federal Reserve Board is unlikely to tighten monetary policy any time soon, something that bodes well for smaller cap companies seeking to obtain attractive financing in order to expand operations during the year ahead.
    We are confident about the potential of our strong position in financial and REIT stocks, sectors that have historically done well during periods of economic growth and relatively low interest rates. In our opinion, consolidation among financial firms and REITs is likely to continue in the year ahead.
    At year end, our research indicates that value opportunities are opening up in the consumer and industrial business sectors, and we have positioned the Series to benefit accordingly.

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1997

                            Value           Russell
                            Series         2000 Index
         12/27/93          $10,000          $10,000
          1/31/94           10,240           10,266
          2/28/94           10,269           10,221
          3/31/94           10,139            9,593
          4/30/94           10,178            9,608
          5/31/94           10,209            9,393
          6/30/94            9,979            8,991
          7/31/94           10,119            9,119
          8/31/94           10,369            9,788
          9/30/94           10,468            9,829
         10/31/94           10,359            9,934
         11/30/94           10,219            9,532
         12/31/94           10,288            9,757
          1/31/95           10,187            9,558
          2/28/95           10,453           10,000
          3/31/95           10,637           10,292
          4/30/95           11,178           10,477
          5/31/95           11,015           10,583
          6/30/95           11,178           11,313
          7/31/95           11,597           12,195
          8/31/95           11,904           12,345
          9/30/95           12,067           12,599
         10/31/95           11,750           11,979
         11/30/95           12,445           12,508
         12/31/95           12,741           12,785
          1/31/96           12,857           12,680
          2/29/96           13,061           13,258
          3/31/96           13,287           13,520
          4/30/96           13,621           14,558
          5/31/96           13,966           15,304
          6/30/96           13,858           14,310
          7/31/96           12,888           12,563
          8/31/96           13,179           13,493
          9/30/96           13,750           14,188
         10/31/96           14,008           13,576
         11/30/96           14,019           13,953
         12/31/96           14,870           14,225
          1/31/97           15,614           14,581
          2/28/97           16,074           13,700
          3/31/97           16,063           12,733
          4/30/97           15,832           12,586
          5/31/97           16,052           14,478
          6/30/97           17,326           14,969
          7/31/97           18,253           15,736
          8/31/97           19,388           16,208
          9/30/97           20,767           17,501
         10/31/97           20,129           16,451
         11/30/97           20,234           16,059
         12/31/97           20,756           16,068

               VALUE SERIES
       AVERAGE ANNUAL TOTAL RETURNS
       ----------------------------
LIFETIME                      +19.96%
THREE YEARS                   +26.35%
ONE YEAR                      +32.91%
From December 27, 1993 through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The chart above shows a $10,000 investment in both the Value Series and the Russell 2000 Index for the period from the Series' inception on December 27, 1993, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

FOR TOTAL RETURN

QUANTUM SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Quantum Series commenced operations on May 1, 1997, a time when U.S. stock prices were recovering from the effects of the Federal Reserve Board's decision to raise its target for short-term interest rates.
    The market's correction provided us an opportunity to build a portfolio of stocks at what we believe were attractive prices. Our quantitative computer software selected large- and mid-cap stocks that met the Series' social responsibility screens and growth with value strategy. Although we screen out a number of companies, the Series is diversified among a large number of industries.
    The Series' social responsibility screen excludes companies that:
        o make alcoholic beverages or tobacco products;
        o are involved in the gambling industry;
        o contract with the military;
        o are involved with nuclear energy; or
        o are believed to pollute the environment.
    Between May 1, 1997 and December 31, 1997, Quantum Series provided a total return of +28.40% (capital change plus reinvestment of dividends), beating its benchmark, the unmanaged S&P 500 Index, which had a total return of +22.56% for the same period. The Series benefited from good stock selection as it took part in the U.S. stock markets' robust capital appreciation during the summer.

A LOOK AT THE PORTFOLIO
    Our quantitative process begins by applying a social screen to a universe of approximately 1,200 mid- and large-cap U.S. companies. Our screens tend to reflect a progressive stance on long-term issues of individual and societal health and corporate responsibility. We then use proprietary quantitative computer software to evaluate the approximately 800 companies that remain.
    Based on fundamental criteria such as low price/earnings ratios, high dividend yields, and earnings expectations, we employ further quantitative analysis to identify companies with attractive growth prospects that are considered to be undervalued. In our search for companies with excellent growth prospects that are value priced, we conduct the quantitative analysis on a daily basis.
    At year's end, we held more stocks in the finance and insurance sector than any other industry. This positioning served the Series well as we believe the sector is offering more innovative products and achieving increased economies of scale through mergers acquisitions and cost cutting.
    Our selections in the telecommunications sector also performed well, but we were generally underweighted in the technology sector because many stocks did not meet our investment criteria.

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QUANTUM SERIES INVESTMENT OBJECTIVE
Seeks long-term capital appreciation. It attempts to achieve this objective by investing in large and mid capitalization stocks of U.S. companies expected to grow over time and deemed socially responsible.
-------------------------------------------------------------------------------

INVESTMENT OUTLOOK
    In 1998, it appears unlikely that many technology companies will meet the fundamental criteria of the Series' quantitative investment discipline since regional economic weakness, especially in the Pacific Rim, may affect these companies' earnings.
    We believe that demand for U.S. goods could drop in the Pacific Rim as the region grapples with currency devaluation and recession. Earnings of technology companies could also be affected by weaker U.S. demand.
    On the other hand, the U.S. banking and financial sector appears fundamentally sound as we start the new year. Our computer modeling suggests financial services companies are well positioned relative to the rest of the market. The industry generally enjoys increased economies of scale from cost cutting and mergers.
    Overall, we expect a more volatile U.S. stock market in 1998 and the Series has been positioned with a value oriented focus in lieu of potential increased market fluctuations.
    While the primary goal of many long-term investment plans is to build wealth over time, we believe Quantum Series can do so while advancing the cause of social responsibility.

Growth of a $10,000 Investment
May 1, 1997 through
December 31, 1997

                           Quantum          S&P 500
                            Series           Index
           5/1/97          $10,000          $10,000
          5/31/97           10,000           10,000
          6/30/97           10,296           10,448
          7/31/97           11,472           11,297
          8/31/97           10,917           10,647
          9/30/97           11,728           11,231
         10/31/97           11,470           10,856
         11/30/97           11,985           11,358
         12/31/97           12,840           11,553


            QUANTUM SERIES
        CUMULATIVE TOTAL RETURN
        -----------------------
LIFETIME                      +28.40%
       From May 1, 1997 through
          December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. [PERFORMANCE FOR THE SHORT PERIOD SINCE THE SERIES' INCEPTION MAY NOT BE INDICATIVE OF LONGER TERM RESULTS.]

The chart above shows a $10,000 investment in both the Quantum Series and the S&P 500 Index for the period from the Series' inception on May 1, 1997, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DEVON SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    We are pleased to report that Devon Series provided a substantial total return of +27.30 (capital change plus reinvestment of dividends) from May 1, 1997, when it began operating, through December 31, 1997. Our results were achieved during a time of high U.S. stock market volatility.
    The Series outdistanced the unmanaged S&P 500 Index, which had total return of +22.56% for the same time period.
    Devon Series blends traditional growth and value strategies by investing in dividend-paying stocks of large- and mid-cap U.S. companies available at value prices which have the potential for dividend increases and sustained growth. We apply our investment style across a variety of sectors.
    The Series favored mid-cap companies we believed to be undervalued during this past summer. This helped Devon weather the stock market's correction in late October and, in our opinion, leaves the Fund well-positioned for fiscal 1998.

A LOOK AT THE PORTFOLIO
    Despite volatile market conditions, the last half of 1997 was a rewarding period for investors who could uncover undervalued stocks and make them the cornerstones of a growth and income portfolio.
    The Federal Reserve Board's monetary policy effectively tamed consumer inflation in 1997 despite an economy that has enjoyed robust growth, the lowest unemployment rate in a generation, and an increase in the Consumer Price Index of 1.7%--the lowest since 1986.
    The positive economic environment created a wave of investor enthusiasm that lifted the prices of many banking, finance & insurance, pharmaceutical and capital goods companies.
    In fact, banking, finance & insurance was the Series' largest industrial sector at year end. Aside from benefiting from a strong U.S. economy, the banking, finance & insurance sector appeared to benefit from offering new and innovative products and from increased economies of scale caused by restructuring.
    We believe an effective restructuring of a company can increase the company's stock price relative to earnings (P/E ratio). Often we find value in industries that are consolidating or where competition is limited.

-------------------------------------------------------------------------------
DEVON SERIES INVESTMENT OBJECTIVE
Seeks current income and capital appreciation. It attempts to achieve this objective by investing primarily in income producing common stocks of large-and midcap U.S. companies that the investment manager believes have the potential for above-average dividend increases over time.
-------------------------------------------------------------------------------

OUTLOOK
    As investors seek consistent earnings growth at reasonable prices, we feel our leading positions look increasingly attractive.
    Several of these positions are companies which have excellent core business franchises but still trade at what we believe are modest prices because of diversification mistakes made several years back. In 1998, we are looking for these stocks to have higher prices relative to corporate earnings as investors realize that old problems have been corrected.
    We believe the financial crises in Asia, may restore value to stocks and reduce speculative excesses in some sectors, notably high technology. Devon has fortunately been underweighted in high technology relative to the S&P 500 Index.
    In our opinion, increased market volatility may be on the investment horizon in 1998, and we view this as an opportunity to purchase undervalued and misunderstood companies that have the potential to provide superior long-term total return.

Growth of a $10,000 Investment
May 1, 1997 through December 31, 1997

                             Devon          S&P 500
                            Series           Index
           5/1/97          $10,000          $10,000
          5/31/97           10,000           10,000
          6/30/97           10,441           10,448
          7/31/97           12,217           11,279
          8/31/97           10,920           10,647
          9/30/97           11,524           11,231
         10/31/97           11,208           10,856
         11/30/97           11,706           11,358
         12/31/97           12,730           11,553

               DEVON SERIES
         CUMULATIVE TOTAL RETURN
         -----------------------
LIFETIME                        +27.30%
        From May 1, 1997 through
            December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR THE SHORT PERIOD SINCE THE SERIES' INCEPTION MAY NOT BE INDICATIVE OF LONGER TERM RESULTS.

The chart above shows a $10,000 investment in both the Devon Series and the S&P 500 Index for the period from the Series' inception on May 1, 1997, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DECATUR TOTAL RETURN SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Decatur Total Return Series' value discipline served investors well by allowing the Series to actively participate in the U.S. stock market's robust capital appreciation during 1997.
    The Series provided a strong total return of +31.00% (capital change plus reinvestment of dividends) for the year ended December 31, 1997. This compares with the unmanaged benchmark S&P 500 Index's total return of +33.36% for the same time period.
    We invest primarily in established U.S. companies whose stocks have higher dividend yields than the average yield of the S&P 500 Index. If a stock's price moves above our pre-determined price target, or its yield falls below the S&P 500 Index's average yield, we begin to sell it.
    In our opinion, a stock's falling yield is a sign that the stock is fairly priced and its future appreciation potential is not worth the possible risks. We believe in taking calculated, prudent risks to help sensible investors build wealth over time.

A LOOK AT THE PORTFOLIO
    Continued strong U.S. economic growth in 1997, along with low inflation, appeared to provide a favorable environment for many of our selections. The robust performance of financial, drug and chemical stocks contributed to the Series' total return in 1997.
    Unfortunately, there were a few disappointments during a generally stellar year for the stock market. Investor concern regarding operational efficiency caused us to reduce our weightings in some cyclical sectors such as autos and rail transportation.
    While selecting companies with above average dividend yields, we focus on firms that appear to offer solid earnings growth potential. We measure this potential based on a company's new products, cost cutting programs, consolidation opportunities and stock buybacks.
    In 1997, we benefited from a consolidation of the financial services industry as several of our banking selections agreed to be acquired by larger institutions. Banking stocks continue to look attractive as we believe there are further opportunities for industry consolidation.
    Another area of opportunity was office product companies. In our opinion, these dividend paying stocks allowed the Series to share in the potential rewards from efforts to increase office productivity through technology with much less price risk than buying more expensive, non-dividend paying technology stocks.

-------------------------------------------------------------------------------
DECATUR TOTAL RETURN SERIES INVESTMENT OBJECTIVE
Seeks long-term growth by investing primarily in securities that offer the potential for income and capital appreciation without undue risk to principal.
-------------------------------------------------------------------------------

OUTLOOK
    At the beginning of 1997, we thought that short-term market volatility would increase, and our expectations were fully met during the past 12 months. While many economic indicators remain positive, we believe there will be additional volatility in 1998 as Asian countries begin to recover from currency devaluations and fiscal policy restructuring.
    In a stock market with increasing volatility, it is not enough just to find cheap companies with attractive dividends. We are concentrating our efforts on businesses we believe are improving in ways likely to attract the market's attention.
    Many industrial companies are finding ways to boost profits through new technology, mergers and restructuring. In the case of the pharmaceutical industry, our investment research continues to lead to undervalued companies with promising product pipelines.
    During 1997, we reduced the number of holdings in Decatur Total Return Series' investment portfolio. We believe this will allow us to focus on the most promising investment opportunities throughout the new year.

Growth of A $10,000 Investment
July 28, 1988 through
December 31, 1997

          Decatur          S&P 500
        Total Return        Index
           Series
 7/28/88          $10,000          $10,000
 9/30/88           10,000           10,072
12/31/88            9,351           10,383
 3/31/89            9,725           11,119
 6/30/89           10,216           12,101
 9/30/89           10,875           13,397
12/31/89           10,569           13,673
 3/31/90           10,211           13,262
 6/30/90           10,243           14,096
 9/30/90            8,626           12,159
12/31/90            9,171           13,248
 3/31/91           10,196           15,173
 6/30/91           10,164           15,138
 9/30/91           10,771           15,948
12/31/91           11,218           17,285
 3/31/92           11,215           16,849
 6/30/92           11,522           17,169
 9/30/92           11,706           17,710
12/31/92           12,208           18,602
 3/31/92           13,064           19,414
 6/30/93           13,309           19,509
 9/30/93           13,901           20,013
12/31/93           14,094           20,477
 3/31/94           13,600           19,700
 6/30/94           13,947           19,783
 9/30/94           14,527           20,750
12/31/94           14,063           20,747
 3/31/95           15,584           22,767
 6/30/95           16,677           24,941
 9/30/95           18,032           26,923
12/31/95           19,144           28,545
 3/31/96           20,113           30,076
 6/30/96           20,512           31,425
 9/30/96           21,436           32,397
12/31/96           23,109           35,097
 3/31/97           23,705           36,038
 6/30/97           27,333           42,330
 9/30/97           29,616           45,500
12/31/97           32,869           46,807

       DECATUR TOTAL RETURN SERIES
      AVERAGE ANNUAL TOTAL RETURNS
      ----------------------------
LIFETIME                        +13.45%
FIVE YEARS                      +19.92%
THREE YEARS                     +29.12%
ONE YEAR                        +31.00%
From July 28, 1988 through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The chart above shows a $10,000 investment in both the Decatur Total Return Series and the unmanaged S&P 500 Index for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DELAWARE SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Delaware Series benefited from its balanced approach to investing during 1997 as the stock and bond markets provided ample capital appreciation and income opportunities.
    We achieved compelling results with stocks of established companies complemented by holdings of U.S. government and corporate bonds.
    For the year ended December 31, 1997, Delaware Series rendered a total return of +26.40% (capital change plus reinvestment of dividends), as compared to the Series' two benchmarks--the S&P 500 Index and Lehman Brothers Government/Corporate Bond Index, which had total returns of +33.36% and +9.56% respectively.
    The Series employs a growth and value oriented approach to investing in the stocks of large- and medium-size companies believed to have the potential to increase dividends. Aside from the income they provide, we favor higher yielding stocks because dividend growth has historically been an indicator of capital appreciation potential.
    The Series bond component consists of U.S. Treasury Bonds--for their income and unsurpassed quality along with mortgage-backed securities and high quality corporate bonds, which provide income and the potential for capital appreciation.
    We believe Delaware Series' asset allocation provides an opportunity to take advantage of changing stock and bond market conditions, and as such, offers more diversification than investing solely in equities.

A LOOK AT THE PORTFOLIO
    For much of 1997, stocks of larger companies tended to outperform the rest of the equity market as investors focused on businesses with consistent earnings and dividend growth potential.
    Delaware Series was well positioned to take advantage of the market's capital appreciation during the first three quarters of 1997. However, we adhered to a strict value discipline that forced us to sell or reduce our positions in some large multinational companies beginning in September.
    By redeploying assets to stocks that met our value criteria we were able to preserve capital between August, when the stock market peaked, and October when volatility resulted from the Asian economic crises.
    The Federal Reserve Board's monetary policy effectively tamed consumer inflation in 1997, despite the economy's robust growth. As a result, bond prices rose and the difference between short- and long-term interest rates, known as the yield curve, was the smallest in four years.
    The stock market correction in late October presented several value opportunities, and as a result, we increased the stock component of Delaware Series to 70.1% at 1997 year end. This is an increase of approximately 7% from one year earlier.

-------------------------------------------------------------------------------
DELAWARE SERIES INVESTMENT OBJECTIVE
Seeks a balance of capital appreciation, income and preservation of capital.
It attempts to achieve its objective by investing primarily in dividend paying stocks and investment grade corporate bonds.
-------------------------------------------------------------------------------

OUTLOOK
    Despite strong capital appreciation of both stocks and bonds in 1997, we are still finding attractive values--especially in the stocks of mid-size companies.
    As investors seek consistent earnings growth from stocks selling at reasonable prices, our leading positions look increasingly attractive. Several of these holdings are companies which have excellent core business franchises but still trade at what we believe are modest prices because of diversification mistakes made several years back.
    In our opinion, if inflation remains low and demand for Treasury securities from both the U.S. and overseas remains strong, long-term interest rates have the potential to decline in the months ahead, benefiting both stocks and bonds.
    In the year ahead, we will keep a close eye on market volatility as we strive to achieve a blend of income and capital appreciation by investing in a balanced portfolio of stocks and bonds.

Growth of a $10,000 Investment
July 27, 1988 through
December 31, 1997

                           Delaware          S&P 500       Lehman Brothers
                            Series           Index      Government/Corporate
                                                              Bond Index

          7/28/88          $10,000          $10,000          $10,000
          9/30/88           10,000           10,072           10,245
         12/31/88           10,160           10,383           10,344
          3/31/89           10,330           11,119           10,458
          6/30/89           10,812           12,101           11,299
          9/30/89           11,907           13,397           11,405
         12/31/89           11,848           13,673           11,816
          3/31/90            11750           13,262           11,681
          6/30/90           12,605           14,096           12,102
          9/30/90           10,975           12,159           12,175
         12/31/90           11,825            13248           12,795
          3/31/91           13,900           15,173           13,140
          6/30/91           13,888           15,138           13,338
          9/30/91           14,311           15,948           14,106
         12/31/91           14,968           17,258           14,858
          3/31/92           15,596           16,849           14,635
          6/30/92           15,484           17,169           15,228
          9/30/92           16,196           17,710           15,972
         12/31/92           17,038           18,602           15,985
          3/31/93           17,796           19,414           16,728
          6/30/93           17,771           19,509           17,230
          9/30/93           18,280           20,013           17,800
         12/31/93           18,432           20,477           17,748
          3/31/94           18,191           19,700           17,192
          6/30/94           18,248           19,783           16,979
          9/30/94           18,666           20,750           17,063
         12/31/94           18,405           20,747           17,125
          3/31/95           19,594           22,767           17,979
          6/30/95           20,639           24,941           19,145
          9/30/95           21,926           26,923           19,512
         12/31/95           23,296           28,545           20,421
          3/31/96           23,600           30,076           19,943
          6/30/96           24,649           31,425           20,037
          9/30/96           25,268           32,397           20,390
         12/31/96           27,006           35,097           21,013
          3/31/97           27,226           36,038           20,832
          6/30/97           30,170           42,330           21,589
          9/30/97           32,596           45,500           22,345
         12/31/97           34,139           46,807           23,064

            DELAWARE SERIES
     AVERAGE ANNUAL TOTAL RETURNS
     ----------------------------
LIFETIME                        +13.91%
FIVE YEARS                      +14.91%
THREE YEARS                     +22.86%
ONE YEAR                        +26.40%
From July 28, 1988 through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The chart above shows a $10,000 investment in the Delaware Series, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objectives and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

CONVERTIBLE SECURITIES SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Convertible Securities Series benefited from continued strong U.S. economic growth in 1997 as many corporations issued convertible securities to raise capital in order to expand operations.
    From its inception on May 1, 1997, through December 31, 1997, the Series provided a total return of +16.60% (capital change plus reinvestment of dividends)--outpacing its benchmark Merrill Lynch Convertible Index, which had a total return of +14.40% for the same time period.
    The Series invests primarily in convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and the opportunity for price appreciation when the value of the underlying security rises.
    Generally, convertible securities offer less price volatility than a company's stock, because the majority of their total return comes in the form of income, but more growth potential than bonds.
    In a year in which both the U.S. stock and bond markets turned in strong performances, Convertible Securities Series provided a steady stream of current income and participated in the market's capital appreciation.

A LOOK AT THE PORTFOLIO
    In selecting securities for the Series' portfolio, we seek companies undergoing positive fundamental change that we believe will lead to acceleration of earnings growth and substantial appreciation in the company's underlying stock price.
    We believe convertible securities provide three main benefits: 1) a steady stream of income from fixed dividend payments, 2) less price volatility than a company's stocks because the majority of their total return comes in the form of income, and 3) strong capital appreciation potential because they are typically issued by small- and mid-cap growth companies.
    The Convertible Securities Series invests at least 65% of its net assets in convertible securities with the remaining assets invested among common stocks and bonds for diversification, which we believe can lower investment risks.
    In order to protect the Series against a downturn in any one particular industrial sector, we further diversify the Series' investment portfolio by investing no more than 25% of its net assets in any one particular industrial sector.

-------------------------------------------------------------------------------
CONVERTIBLE SECURITIES SERIES INVESTMENT OBJECTIVE Seeks a high level of total return through a combination of capital appreciation and current income. It seeks to achieve this objective by investing primarily in fixed-income securities that can be converted to common stock.
-------------------------------------------------------------------------------

INVESTMENT OUTLOOK
    Overall, many economic indicators remain positive. Despite the lowest unemployment rate in 24 years, inflation has remained modest, just 1.7% in 1997, providing a healthy climate for financial assets.
    Many industrial companies are finding ways to boost profits through new technology, mergers and restructuring. Our investment research continues to lead to new investment opportunities of companies offering promising convertible securities.
    Any portfolio consisting of convertible securities is subject to both stock and bond market fluctuations. In our opinion, investors can more effectively prepare for inevitable market volatility by utilizing a consistent investment discipline.
    We believe that Convertible Securities Series offers an element of diversification that can help weather market volatility by combining aspects of both stock and bond investing.

Growth of a $10,000 Investment
May 1, 1997 through December 31, 1997

                         Convertible     Merrill Lynch
                         Securities       Convertible
                           Series          Securities
                                             Series
           5/1/97          $10,000          $10,000
          5/31/97           10,000           10,455
          6/30/97           10,349           10,788
          7/31/97           11,917           11,373
          8/31/97           11,126           11,377
          9/30/97           11,932           11,902
         10/31/97           11,932           11,663
         11/30/97           11,932           11,628
         12/31/97           11,660           11,719


        CONVERTIBLE SECURITIES SERIES
          CUMULATIVE TOTAL RETURN
        -----------------------------
LIFETIME                          +16.60%
          From May 1, 1997 through
             December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR THE SHORT PERIOD SINCE THE SERIES' INCEPTION MAY NOT BE INDICATIVE OF LONGER TERM RESULTS.

The chart above shows a $10,000 investment in the Convertible Securities Series and the Merrill Lynch Convertible Index for the period from the Series' inception on May 1, 1997, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

FOR INTERNATIONAL DIVERSIFICATION

EMERGING MARKETS SERIES

PORTFOLIO STRATEGY AND PERFORMANCE
    The year 1997 was difficult for emerging markets as an economic crisis in Southeast Asia tamed some of the "tiger economies" in the region. Weak fiscal policies and high levels of private sector debt precipitated financial and currency problems that had global repercussions.
    Emerging Market Series began operations on May 1, 1997--just prior to the adverse conditions in the Pacific Rim. Between May 1 and December 31, 1997, the Series had a total return of -11.20% (capital change plus reinvestment of dividends).
    During this difficult period, the Series' benchmark Morgan Stanley Emerging Markets Free Index had a total return of -18.63%. We believe that our value strategy, which seeks companies with strong positive cash flows by comparing the inflation-adjusted value of a company's income stream with its current stock price, allowed us to preserve capital better than the Index.
    Our value oriented strategy has led us to underweight Pacific Rim stocks and focus on emerging markets in Latin America and Eastern Europe for 1998.

A LOOK AT THE PORTFOLIO
    Producing almost half of the world's goods and services, emerging markets represent just under 10% of worldwide stock market capitalization. We believe that as equity markets grow to reflect the size of emerging markets' economies, the potential for investment growth is considerable.
    Overall, Emerging Markets Series invested in 73 stocks in 23 countries during 1997, with Brazil being our largest single country position at year's end (11% of net assets). By diversifying across the globe, we attempt to reduce the risk of economic downturn in one region of the world, as happened with Asia during fiscal 1997.
    All countries represented in the Series are scrutinized for potential currency fluctuations, accounting practices and relative political stability. While monitoring worldwide economic conditions, we apply a value oriented strategy to emerging markets investing which we believe can lead to long-term capital appreciation.
    During 1997, the Series focused on industries--such as telecommunications, utilities, and banking and finance--which we believe are the pillars on which an expanding economy is built.

-------------------------------------------------------------------------------
EMERGING MARKET SERIES INVESTMENT OBJECTIVE
Seeks long-term capital appreciation. It seeks to achieve this objective by investing primarily in the stocks of companies in with emerging market countries.
-------------------------------------------------------------------------------

OUTLOOK
    The Pacific Rim's financial problems dragged down emerging markets across the globe during 1997. However, we believe pockets of value have emerged in Asia as a result of this past year's declines, and we hope to exploit them in the coming months. We are generally optimistic about China for the long term because internal rather than export-dependent growth is driving the nation's economy.
    In 1998, we expect to continue the Series' strong presence in Latin America. We also expect to focus on Eastern and Mediterranean Europe, particularly Russia, Greece and Hungary, as a source of investment opportunities.
    By continuing to emphasize stocks with low price-to-earnings ratios, we believe we can provide a cushion during periods of short-term market volatility and take advantage of potentially rewarding growth opportunities in emerging markets.

Growth of a $10,000 Investment
May 1, 1997 through December 31, 1997

                          Emerging       Morgan Stanley
                        Market Series       Emerging
                                          Market Free
                                             Index
           5/1/97          $10,000          $10,000
          5/31/97           10,000           10,259
          6/30/97           10,524           10,787
          7/31/97           10,719           10,927
          8/31/97            9,815            9,524
          9/30/97           10,301            9,773
         10/31/97            8,912            8,162
         11/30/97            8,601            7,858
         12/31/97            8,880            8,047


         EMERGING MARKETS SERIES
         CUMULATIVE TOTAL RETURN
         -----------------------
LIFETIME                        -11.20%
         From May 1, 1997 through
            December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR THE SHORT PERIOD SINCE THE SERIES' INCEPTION MAY NOT BE INDICATIVE OF LONGER TERM RESULTS.

The chart above shows a $10,000 investment in the Emerging Markets Series and the Morgan Stanley Emerging Markets Free Index from the Series' inception on May 1, 1997, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Pe rformance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

INTERNATIONAL EQUITY SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    By focusing on Western European countries, International Equity Series provided a total return of +6.60% (capital change plus reinvestment of dividends) for the 12 months ended December 31, 1997. This outpaced our benchmark, the Morgan Stanley Europe Australia Far East (EAFE) Index, which had a total return of +2.06% during the same period.
    Fiscal 1997 proved a challenging year to invest overseas. Currency devaluations that began in Thailand reverberated throughout the Pacific Rim during the fourth quarter. Weak fiscal policies and high debt levels negatively affected stocks of emerging markets as well as those in Japan.
    Approximately 18.7% of International Equity Series' net assets were invested in Asian countries at year end. This underweighting in Asia, as compared to our benchmark EAFE Index, allowed us to preserve capital to a greater degree than the Index.
    International Equity Series' stock selection process begins by analyzing countries based on three primary factors:
1) general performance of a particular country's economy, 2) political issues, and 3) the relationship of the U.S. dollar and the local currency.
    From there, we seek companies that meet the Series' strategy of investing in value oriented stocks that appear to offer superior income and capital appreciation potential. We believe that this investment style, known as a dividend discount approach, can potentially reduce risk.
    Through defensive currency hedging, we seek to preserve principal by protecting the dollar value of our investments. We believe that reducing exchange risk is an important consideration for U.S. investors.

A LOOK AT THE PORTFOLIO
    International Equity Series' value oriented investment approach led us to underweight some Pacific Rim markets such as Japan, which helped your Fund preserve principal.
    While most of our Japanese securities were selling below our average purchase price at year end, these unrealized losses were offset by relatively stronger market performance in Australia and New Zealand.
    Our Western European stock selections also fared well as continental Europe enacted fiscal measures to ready itself for the introduction of a single European currency in 1999. The Series' positions in the Netherlands, Belgium and Spain performed well. However, our value investment parameters did not allow us to participate in the capital appreciation of markets such as Switzerland and Denmark.
    While International Equity Series does not focus on any particular investment sector, telecommunications, utility and credit sensitive stocks, such as banks, had the biggest impact on the Series' total return in fiscal 1997.

-------------------------------------------------------------------------------
INTERNATIONAL EQUITY SERIES INVESTMENT OBJECTIVE
Seeks long-term growth without undue risk to principal. It seeks to achieve this objective by investing primarily in stocks of foreign companies providing the potential for capital appreciation and income.
-------------------------------------------------------------------------------

INVESTMENT OUTLOOK
    In our opinion, there are no clear signs that Japan or the emerging "tiger economies" of the Pacific Rim are poised for economic recovery. In 1998, we will continue to underweight Japan and most likely minimize our exposure to countries such as South Korea, Thailand and Indonesia.
    We expect that the majority of International Equity Series' net assets will be allocated to European countries in the year ahead. We believe European economic growth will accelerate in 1998 if interest rates remain stable and companies continue to restructure--a positive environment for potential corporate earnings increases.
    In our opinion, the economic environment across Continental Europe may benefit from efforts during the past few years to tighten governmental fiscal policies. These policies were designed to allow countries to join the European Monetary Union (EMU) in 1999.
    We are especially optimistic about economic prospects in the United Kingdom, which is one of the few Western European countries not joining the EMU in 1999. The U.K. has taken steps to make the Bank of England--the U.K.'s central bank--more independent, similar to the U.S. Federal Reserve Board. We take this as a sign that inflation there is likely to remain tame.
    Investing overseas has special risks that include different accounting policies, political standards and less stable economies. However, we believe our value oriented approach can help reduce these risks and provide attractive results over the long term.

Growth of A $10,000 Investment
October 29, 1992 through
December 31 1997

                        International   Morgan Stanley
                        Equity Series   Australia Far
                                          East Index
         10/29/92          $10,000          $10,000
         12/31/92           10,030           10,146
          3/31/93           10,090           11,363
          6/30/93           10,150           12,505
          9/30/93           10,800           13,335
         12/31/93           11,630           13,450
          3/31/94           11,668           13,920
          6/30/94           11,809           14,631
          9/30/94           12,041           14,646
         12/31/94           11,930           14,496
          3/31/95           12,323           14,766
          6/30/95           12,500           14,873
          9/30/95           13,226           15,493
         12/31/95           13,599           16,121
          3/31/96           14,336           16,587
          6/30/96           14,864           16,849
          9/30/96           15,264           16,828
         12/31/96           16,323           17,096
          3/31/97           16,919           16,828
          6/30/97           18,600           19,025
          9/30/97           18,702           18,903
         12/31/97           17,403           17,435


        INTERNATIONAL EQUITY SERIES
       AVERAGE ANNUAL TOTAL RETURNS
       ----------------------------
LIFETIME                        +11.30%
THREE YEARS                     +13.40%
ONE YEAR                         +6.60%
From October 29, 1992 through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The chart above shows a $10,000 investment in the International Equity Series and the Morgan Stanley EAFE Index from the Series' inception on October 29, 1992, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

GLOBAL BOND SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    A strong U.S. dollar, and to a lesser extent the Asian economic crisis, reduced the returns of overseas bonds during fiscal 1997, in our opinion.
    For the year ending December 31, 1997, Global Bond Series furnished a total return of +0.88% (captial change plus reinvestment of dividends), results that were competitive with the return of the unmanaged Salomon Brothers World Government Bond Index.
    Global Bond Series strives to provide a steady stream of current income while preserving principal. The Series invests in government and corporate bonds throughout the globe--focusing on established countries and companies. The Series generally selects government securities with AAA credit ratings (as rated by Standard & Poor's) and corporate bonds with at least an A rating.
    The average maturity of the Series' investments will generally be in the five- to ten-year range, the range we believe offers attractive income potential relative to the risk to principal from fluctuating interest rates.

A LOOK AT THE PORTFOLIO
    Irresponsible government fiscal policies in some Asian nations and high levels of public sector debt precipitated the Pacific Rim financial crisis which caused us to be wary of the region's bonds. Consequently, we underweighted our holdings in the region.
    Better bond values could be found in Europe and "dollar-zone" markets, that is non-Asian countries that link their currency's exchange rate to the U.S. in dollars. Your Fund's largest weighting in foreign bonds as of year end were Netherlands government securities.
    Contributing to the attractiveness of New Zealand's bonds was the Kiwi government's budget surplus and initiative in paying down its overall indebtedness.
    U.S. bonds are also benefiting from prudent fiscal restraint and a surge in tax revenue. Government economists estimate that Washington may have a budget surplus in 1998, its first surplus since the 1969 fiscal year.
    A combination of a strong U.S. economy and Washington's apparent effort to balance the Federal budget has added to the appeal of U.S. Treasury Bonds. At year's end, just over 20% of Global Bond Series' net assets were invested in U.S. Treasury Bonds.


-------------------------------------------------------------------------------
GLOBAL BOND SERIES INVESTMENT OBJECTIVE
To seek current income consistent with the preservation of principal. It attempts to achieve this objective by investing primarily in foreign and U.S. bonds that may also provide the potential for capital appreciation.
-------------------------------------------------------------------------------

OUTLOOK
    When investing in overseas bonds, Global Bond Series strives to obtain a rate of return that is meaningfully greater than the rate of inflation in the U.S. We also seek to preserve capital in times of weakness.
    In 1997, world bond markets provided positive returns in local currency terms. However, returns to U.S. dollar investors were eroded by an increase in the dollar's value relative to other currencies. Consequently, overseas bonds provided lower returns than domestic U.S. debt during fiscal 1997.
    With relatively modest inflation trends in many established markets, our outlook for overseas bonds is positive for the year ahead. However, our optimism is tempered by the fact that the U.S. dollar may continue to be strong, especially as Asian investors seek a safe haven from currency woes along the Pacific Rim.
    Going forward, we expect to remain underweighted in Asian Pacific Rim bonds. We anticipate maintaining a strong weighting in Canadian and New Zealand bonds, where yields remain attractive.

Growth of a $10,000 Investment
May 2, 1996 through December 31, 1997
                                        Salomon Brothers
                         Global Bond      World Gov't
                            Series        Bond Index
           5/1/96          $10,000          $10,000
          5/31/96           10,010           10,002
          6/30/96           10,170           10,081
          7/31/96           10,341           10,274
          8/31/96           10,492           10,314
          9/30/96           10,674           10,357
         10/31/96           10,987           10,551
         11/30/96           11,220           10,690
         12/31/96           11,261           10,603
          1/31/97           10,988           10,320
          2/28/97           11,030           10,243
          3/31/97           10,914           10,165
          4/30/97           10,851           10,075
          5/31/97           11,083           10,349
          6/30/97           11,231           10,472
          7/31/97           11,152           10,391
          8/31/97           11,146           10,329
          9/30/97           11,456           10,522
         10/31/97           11,584           10,740
         11/30/97           11,487           10,661
         12/31/97           11,278           10,629


            GLOBAL BOND SERIES
        AVERAGE ANNUAL TOTAL RETURNS
        ----------------------------
LIFETIME                         +7.48%
ONE YEAR                         +0.88%
From May 2, 1996 through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The chart above shows a $10,000 investment in the Global Bond Series and the Salomon Brothers World Government Bond Index from the Series' inception on May 2, 1996, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

FOR INCOME

DELCHESTER SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    We are pleased to report that 1997 was an exceptionally rewarding year for both the high-yield bond market and Delchester Series.
    For the 12 months ended December 31, 1997, the Series provided a robust total return of +13.63% (capital change plus reinvestment of dividends), outperforming its benchmark Merrill Lynch High-Yield Master Index, which provided a +11.44% total return for the year.
    In our opinion, the alignment of economic factors this past year provided a strong positive environment for high-yield bonds. The default rate of high-yield bonds dropped to its lowest level in 16 years, demand for high-yield bonds was strong, and surging U.S. economic growth helped highly leveraged companies meet their obligations to bondholders.
    When the Federal Reserve Board raised interest rates 25 basis points (0.25%) in March, causing a short-term market setback, high-yield bonds retained more of their value than investment grade bonds.
    We believe success in the high-yield bond market requires preventative medicine a proactive approach to analyzing credit risk and a regular monitoring of external factors that might affect the Series' ability to provide income and preserve capital. Delchester Series can allow you to benefit from the tax-deferred compounding of dividends.

A LOOK AT THE PORTFOLIO
    We employ a strategy that stresses income and capital preservation over appreciation when selecting bonds for Delchester Series' high-risk/high-yield universe.
    The Series is primarily invested in bonds rated B and BB, the two tiers immediately below investment grade and the highest quality tiers of the high-yield, non-investment grade bond market. During times of economic expansion, such as the U.S. has enjoyed in 1997, the Series emphasizes bonds rated B. Bonds rated B are lower in quality then bonds rated BB, but due to the low default rate of high-yield bonds in a sound economy, we believe the risk differential is justified in light of the potential for greater income and capital appreciation.
    The Series typically owns bonds from more than 100 companies representing a variety of industries. This diversification works as a measure of risk management by minimizing the impact that any single bond may have on the portfolio.
    As we have in the past, we generally avoided bonds of companies in sectors such as emerging technologies and airlines where business prospects were unclear.
    We prefer large companies that issue at least $100 million worth of bonds at any given time because this indicates a relatively high level of liquidity. We apply fundamental research to prospective companies by examining their financial statements, meeting with senior management and traveling to sites to determine a company's ability to meet interest payments.


-------------------------------------------------------------------------------
DELCHESTER SERIES INVESTMENT OBJECTIVE
Seeks as high a current income as possible. It attempts to achieve its objective which the manager believes is consistent with prudent investment management, by investing in rated and unrated corporate bonds, including higher risk non-investment grade bonds, U.S. government securities and commercial paper.
-------------------------------------------------------------------------------

INVESTMENT OUTLOOK
    High yield bonds have qualities of both stocks and bonds. As bonds, they react to changes in interest rates. However, because they are closely tied to the performance of the companies that issue them, these bonds also react to market conditions similar to stocks.
    As we enter 1998, U.S. economic growth is continuing its strong pace and inflation remains stable. In short, this provides a sound environment for the performance of high-yield bonds.
    History, however, shows that such an economic environment cannot last indefinitely. Therefore, we remain selective in regard to credit quality when examining the large number of issues coming to market, and emphasize high-yield bonds issued by U.S. companies with proven track records.

Growth of a $10,000 Investment
July 28, 1988 through December 31, 1997

                        Merrill Lynch        Delchester
                     High Yield Bond Index     Series
          7/28/88          $10,000            $10,000
          9/30/88           10,140             10,134
         12/31/88           10,334             10,374
          3/31/89           10,526             10,591
          6/30/89           10,877             10,972
          9/30/89           10,970             10,973
         12/31/89           10,811             10,814
          3/31/90           10,674             10,589
          6/30/90           11,015             11,045
          9/30/90           10,238             10,375
         12/31/90           10,043             10,343
          3/31/91           11,645             11,753
          6/30/91           12,391             12,477
          9/30/91           13,051             13,211
         12/31/91           13,811             13,920
          3/31/92           14,521             14,971
          6/30/92           15,017             15,510
          9/30/92           15,532             16,217
         12/31/92           15,666             16,448
          3/31/93           16,600             17,470
          6/30/93           17,190             18,167
          9/30/93           17,404             18,629
         12/31/93           18,230             19,274
          3/31/94           18,048             19,107
          6/30/94           18,002             19,040
          9/30/94           17,685             19,300
         12/31/94           17,707             19,398
          3/31/95           18,484             20,568
          6/30/95           19,281             21,873
          9/30/95           19,868             22,512
         12/31/95           20,452             23,260
          3/31/96           20,834             23,599
          6/30/96           21,150             23,923
          9/30/96           22,177             24,856
         12/31/96           23,063             25,834
          3/31/97           23,367             26,046
          6/30/97           24,473             27,283
          9/30/97           25,711             28,351
         12/31/97           26,228             29,083


            DELCHESTER SERIES
       AVERAGE ANNUAL TOTAL RETURNS
       ----------------------------
LIFETIME                        +10.77%
FIVE YEARS                      +10.84%
THREE YEARS                     +13.97%
ONE YEAR                        +13.63%
From July 28, 1988 through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The chart above shows a $10,000 investment in both the Delchester Series and the Merrill Lynch High-Yield Master Index for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

STRATEGIC INCOME SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    The vigorous performance of the U.S. economy in 1997 presented a double-edged sword for Strategic Income Series during its first year of operation.
    We benefited from the generally strong bond market in the U.S.; however, the rise of the U.S. dollar in relation to foreign currencies caused a reduction of our foreign bond returns.
    Since its inception on May 1, 1997, through December 31, 1997, the Series provided a total return of +6.20% (capital change plus reinvestment of dividends), less than the Series' benchmark Lehman Brothers Aggregate Bond Index which had a total return of +8.64% for the same period.
    Strategic Income Series seeks to provide high current income and capital appreciation by investing in U.S. government and investment grade corporate bonds, higher risk, high-yield U.S. corporate bonds, and foreign government and investment grade corporate bonds.
    We allocate the Series' net assets among the three key sectors based on thorough analysis of the economic and market conditions in each sector. Between 20% and 60% of the Series' net assets may be invested in each sector. The Series may also invest up to 10% of its net assets in U.S. stocks to increase capital appreciation potential.
    We believe that diversifying among various bond sectors with a small position in common stocks can generally reduce the Series' overall risk exposure.

A LOOK AT THE PORTFOLIO
    Strategic Income Series weighs the risks and potential rewards of each bond segment in which we invest. Among the factors we examine are interest rate trends, changes in the U.S. economy and the inflation, political environment, economic conditions and currency changes within the foreign countries where we invest.
    In 1997, the economic climate in the U.S. was ripe for high-yield bonds. The default rate dropped to the lowest level since 1981 as inflation was held in check by the Federal Reserve Board's monetary policy. Corporations have been issuing high-yield bonds at a record pace and demand among investors was strong.
    In the U.S. investment grade portion of the Series' portfolio, we emphasized intermediate-term, government-backed mortgage securities. We sought to reduce mortgage prepayment risks as interest rates fell in the latter half of the year by selecting pools of mortgages with low loan balances.
    When selecting foreign bonds for the Series' portfolio, we rely on income potential as a key measure of value and place great importance on quality investing in foreign bonds rated "A" or better by Standard and Poor's. At year end, 5.17% of the Series' net assets was invested in South Africa, the Series' largest foreign country allocation, which is experiencing strong economic growth after decades of apartheid.


-------------------------------------------------------------------------------
STRATEGIC INCOME SERIES INVESTMENT OBJECTIVE
To seek high current income and total return. It attempts to achieve its objective by investing in high-yield and investment grade U.S. bonds along with high quality international fixed-income securities.
-------------------------------------------------------------------------------

INVESTMENT OUTLOOK
    Returns on our foreign bonds were lowered as the dollar increased in value relative to other currencies. In the coming year, we will strive to protect the dollar value of our investments through defensive currency hedging if we can do so without adversely affecting the Fund's income potential.
    In the months ahead, we expect to maintain a strong weighting in the U.S. high-yield corporate bond market because of the underlying strength of the U.S. economy and the superior income potential offered by non-investment grade bonds.
    Overseas, bonds issued by certain Continental European countries look increasingly attractive as the region moves toward stricter fiscal controls in anticipation of the monetary union in 1999. We plan to increase our weighting in the United Kingdom, which will not be part of the European Monetary Union in 1999, but which is acting prudently by giving more autonomy to Britain's central bank.
    By keeping a balanced mix of domestic and overseas fixed-income investments, we believe we have positioned Strategic Income Series to both benefit from a rally that might occur in a given market and weather the impact of any short-term setbacks in one sector or country.

Growth of a $10,000 Initial Investment
May 1, 1997 through December 31, 1997

                       Strategic Income      Lehman Brothers
                            Series        Aggregate Bond Index
           5/1/97          $10,000               $10,000
          5/31/97           10,000                10,095
          6/30/97           10,185                10,215
          7/31/97           10,466                10,491
          8/31/97           10,305                10,402
          9/30/97           10,524                10,556
         10/31/97           10,574                10,709
         11/30/97           10,574                10,755
         12/31/97           10,620                10,864


          STRATEGIC INCOME SERIES
           LIFETIME TOTAL RETURN
          -----------------------
LIFETIME                          6.20%
          From May 1, 1997 through
            December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR THE SHORT PERIOD SINCE THE SERIES' INCEPTION MAY NOT BE INDICATIVE OF LONGER TERM RESULTS.

The chart above shows a $10,000 investment in both the Strategic Income Series and the Lehman Brothers Aggregate Bond Index for the period from the Series' inception on May 1, 1997, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

CAPITAL RESERVES SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Strong U.S. economic growth, low inflation and Washington's apparent commitment to balance the Federal budget spurred the U.S. bond market to vigorous performance in 1997.
    Capital Reserves Series, which invests in short- and intermediate-term government and corporate bonds, provided a total return of +7.60% (capital change plus reinvestment of dividends) for the year ended December 31, 1997.
    In our opinion, the wave gained momentum after mid-year as it became apparent that the Federal Reserve Board would not have to raise interest rates. During the year's first half, the bond market experienced wide swings in investor sentiment amid uncertainty about inflation and Federal Reserve Board policy.
    The Series aims to provide higher income than money market vehicles and other short-term cash investments by extending the maturities of bonds in its portfolio. These short- and intermediate-term bonds can provide income approaching that of long-term bonds, but fluctuate less in value.
    At year end, the difference between interest rates on the 30-year and two-year U.S. Treasury Bonds, known as the yield curve, was 28 basis points (0.28%)-the lowest level in more than three years.

A LOOK AT THE PORTFOLIO
    Capital Reserves Series seeks to strike a balance between income and capital preservation. We invest primarily in high quality U.S. government and, to a lesser extent, in corporate securities. We have generally emphasized government-backed mortgage securities because of their superior income potential.
    The Series has historically focused on the intermediate sector of the bond market-securities with maturities between five and seven years. Longer term bonds, in our opinion, present too many risks relative to the income they provide.
    During 1997, we added to the Series' holdings of discount mortgages-mortgages issued when interest rates were lower. We believe this limits mortgage prepayment risks because their interest rates are lower than current rates, giving homeowners no incentive to refinance.
    We believe owning discount bonds helps balance our ownership of bonds trading at a premium to face value. We also own some premium bonds-which we value for their superior income potential. Premium bonds depreciate in value to $100 as they near maturity, while discount bonds tend to appreciate.


-------------------------------------------------------------------------------
CAPITAL RESERVES SERIES INVESTMENT OBJECTIVE
Seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity. It attempts to achieve its objective by investing in short- and intermediate-term securities.
-------------------------------------------------------------------------------

OUTLOOK
    We believe two developments during 1997 may spur increased demand for U.S. government securities during the upcoming year: the economic crisis along the Pacific Rim and legislation that will balance the Federal budget for the first time since 1969.
    In our opinion, international investors will view Treasury bonds as a relatively more stable and attractive alternative to their own country's public and corporate debt.
    If inflation remains low and demand for a declining supply of U.S. government securities from both U.S. and overseas remains strong, interest rates may decline in the months ahead.
    Analyzing short-term interest rate fluctuations will always be a facet of bond investing. Still, we believe it is equally important to be mindful of risk and bond prices relative to historic measures of value, and our investment choices in the year ahead will be guided by that philosophy.

Growth of a $10,000 Initial Investment
July 28, 1988 through December 31, 1997

                      Capital Reserves        Lehman Brothers
                            Series          Government/Corporate
                                                 Bond Index
          7/28/88          $10,000                 $10,000
          9/30/88           10,126                  10,245
         12/31/88           10,296                  10,344
          3/31/89           10,504                  10,458
          6/30/89           10,772                  11,299
          9/30/89           10,986                  11,405
         12/31/89           11,209                  11,816
          3/31/90           11,408                  11,681
          6/30/90           11,616                  12,102
          9/30/90           11,856                  12,175
         12/31/90           12,128                  12,795
          3/31/91           12,355                  13,140
          6/30/91           12,552                  13,338
          9/30/91           12,884                  14,106
         12/31/91           13,199                  14,858
          3/31/92           13,210                  14,635
          6/30/92           13,632                  15,228
          9/30/92           14,150                  15,972
         12/31/92           14,149                  15,958
          3/31/93           14,634                  16,728
          6/30/93           14,941                  17,230
          9/30/93           15,254                  17,800
         12/31/93           15,260                  17,748
          3/31/94           14,922                  17,192
          6/30/94           14,786                  16,979
          9/30/94           14,877                  17,063
         12/31/94           14,850                  17,125
          3/31/95           15,462                  17,979
          6/30/95           16,135                  19,145
          9/30/95           16,404                  19,512
         12/31/95           16,941                  20,421
          3/31/96           16,845                  19,943
          6/30/96           16,906                  20,037
          9/30/96           17,219                  20,390
         12/31/96           17,628                  21,013
          3/31/97           17,656                  20,832
          6/30/97           18,147                  21,589
          9/30/97           18,623                  22,345
         12/31/97           18,986                  23,064


         CAPITAL RESERVES SERIES
       AVERAGE ANNUAL TOTAL RETURNS
       ----------------------------
LIFETIME                         +7.04%
FIVE YEARS                       +6.03%
THREE YEARS                      +8.50%
ONE YEAR                         +7.60%
From July 28, 1988 through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURN AND SHARE PRICE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The chart above shows a $10,000 investment in both the Capital Reserves Series and the Lehman Brothers Government/Corporate Bond Index for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

CASH RESERVE SERIES

PORTFOLIO STRATEGY AND PERFORMANCE IN 1997
    Cash Reserve Series achieved its goal in 1997 of providing current income and stability of principal. For the year ended December 31, 1997, Cash Reserve Series provided a total return of +5.10%, with dividend distributions reinvested.
    The Series invests in a combination of high quality commercial paper (corporate short-term debt obligations) as rated by Standard & Poor's and Moody's Investor's Services, two independent bond rating agencies.
    By investing in high quality short-term debt instruments, the Series is designed for investors who would like to:
        o add stability to an otherwise aggressive investment portfolio
        o dollar-cost average into another Series
        o hold money while you and your investment adviser implement an asset allocation plan for your long-range investment objectives.
    Cash Reserve Series strives to provide an income stream that can keep pace with inflation while making preservation of principal its primary objective. The Series also strives to maintain a net asset value (share price) of $10; however, there is no guarantee that the Series' management will achieve this goal.


-------------------------------------------------------------------------------
CASH RESERVE SERIES INVESTMENT OBJECTIVE
Seeks to provide maximum current income while preserving principal and maintaining liquidity.
-------------------------------------------------------------------------------

OUTLOOK
    At the beginning of 1998, U.S. economic growth remains strong and the unemployment rate is 4.7%--the lowest in a generation. Many economists believe such an economic environment can contribute to inflation.
    However, inflation remains low as evidenced by the Consumer Price Index rising just 1.7% in 1997, the lowest increase since 1986. The Series' return was more than double that of inflation in 1997, and our results helped preserve the purchasing power of your investment dollars.
    In addition, a Federal Reserve Board official announced in early January that the Federal Funds Rate (the overnight bank lending rate) may be lowered if the Asian financial crises slows the U.S. economy more than expected. Still, the same Federal Reserve official said the Board may see a need to raise interest rates if the Asian crisis doesn't result in the expected economic slowdown.
    In any event, we believe periods of short-term bond market volatility - caused by a real or perceived interest rate change - represent overreactions that can provide opportunities for higher income from money market investments without undue risk to principal.

Growth of a $10,000 Investment
July 28, 1988 through December 31, 1997

                        Cash Reserve      IBC Donoghue
                            Series     Money Market Index
          7/28/88          $10,000          $10,000
          9/30/88           10,120           10,122
         12/31/88           10,315           10,320
          3/31/89           10,530           10,540
          6/30/89           10,763           10,781
          9/30/89           10,984           11,011
         12/31/89           11,201           11,236
          3/31/90           11,406           11,450
          6/30/90           11,620           11,670
          9/30/90           11,834           11,893
         12/31/90           12,045           12,115
          3/31/91           12,233           12,309
          6/30/91           12,401           12,483
          9/30/91           12,567           12,652
         12/31/91           12,717           12,805
          3/31/92           12,836           12,929
          6/30/92           12,943           13,043
          9/30/92           13,043           13,144
         12/31/92           13,128           13,237
          3/31/93           13,210           13,326
          6/30/93           13,289           13,414
          9/30/93           13,370           13,504
         12/31/93           13,452           13,595
          3/31/94           13,539           13,688
          6/30/94           13,649           13,803
          9/30/94           13,693           13,941
         12/31/94           13,855           14,104
          3/31/95           14,039           14,295
          6/30/95           14,232           14,493
          9/30/95           14,422           14,687
         12/31/95           14,612           14,879
          3/31/96           14,789           15,063
          6/30/96           14,964           15,243
          9/30/96           15,148           15,428
         12/31/96           15,332           15,615
          3/31/97           15,515           15,804
          6/30/97           15,711           16,002
          9/30/97           15,912           16,203
         12/31/97           16,248           16,409

           CASH RESERVE SERIES
       AVERAGE ANNUAL TOTAL RETURNS
       ----------------------------
LIFETIME                         +5.28%
FIVE YEARS                       +4.33%
THREE YEARS                      +5.17%
ONE YEAR                         +5.10%
From July 28, 1988 through December 31, 1997

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. YIELDS WILL FLUCTUATE AND ARE NOT GUARANTEED. THE GOAL OF THIS MONEY MARKET INVESTMENT IS TO MAINTAIN A CONSTANT SHARE PRICE OF $10; HOWEVER, THERE IS NO GUARANTEE THAT THIS GOAL WILL BE MET.
The chart above shows a $10,000 investment in both the Cash Reserve Series and the IBC/Donoghue Money Market Index. The IBC/Donoghue Money Market Index is an index of money market funds based on 30-day yields. Money Market mutual funds are not FDIC insured and bear risk, including the loss of principal invested for the period from the Series' inception on July 28, 1988, through December 31, 1997. All dividends were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

DELAWARE GROUP PREMIUM FUND, INC.-TREND SERIES (FORMERLY EMERGING GROWTH
SERIES)
STATEMENT OF NET ASSETS
December 31, 1997

                                                     NUMBER         MARKET
                                                   OF SHARES        VALUE
 COMMON STOCK-88.87%
 AEROSPACE & DEFENSE-1.52%
 AAR .....................................           34,800       $1,348,500
*Kellstrom Industries ....................           17,900          445,263
                                                                  ----------
                                                                   1,793,763
                                                                  ----------
 BANKING, FINANCE & INSURANCE-4.46%
 Capital Trust Class A ...................           29,800          335,250
*ESG Re Limited...........................           19,900          465,163
 Financial Federal........................            5,100          120,488
 Golden State Bancorp.....................            4,500          168,188
 INMC Mortgage Holdings ..................           57,400        1,345,313
*Long Beach Financial ....................           20,600          240,763
 Medallion Financial .....................           39,000          848,250
 Merchants Bancshares ....................            2,500           81,875
 Ocwen Asset Investment ..................           64,600        1,328,338
 Peoples Heritage Financial Group ........            7,300          337,169
                                                                  ----------
                                                                   5,270,797
                                                                  ----------
 BUILDINGS & MATERIALS-2.52%
*Comfort Systems USA .....................           90,200        1,781,450
*J. Ray McDermott, S.A  ..................           27,900        1,199,700
                                                                  ----------
                                                                   2,981,150
                                                                  ----------
 CABLE, MEDIA & PUBLISHING-5.99%
*CHANCELLOR MEDIA CLASS A ................           40,000        2,986,250
*HSN .....................................           33,352        1,719,712
*Metro Networks ..........................           16,500          550,688
*Princeton Video Image ...................           10,900          100,144
 TCA Cable TV ............................           15,400          713,213
*The Petersen Companies Class A ..........           44,100        1,014,300
                                                                  ----------
                                                                   7,084,307
                                                                  ----------
 CHEMICALS-1.48%
 Koger Equity ............................           22,100          484,819
*Mettler-Toledo International ............           59,700        1,029,825
*Trammell Crow  ..........................            9,400          242,050
                                                                  ----------
                                                                   1,756,694
                                                                  ----------
 COMPUTERS & TECHNOLOGY-16.03%
*ASPECT DEVELOPMENT ......................           38,100        1,985,963
*Black Box ...............................           22,900          812,950
*Checkfree Holdings ......................           36,000          978,750
*Concord Communications ..................           19,300          396,856
*Credit Management Solutions .............           46,200          600,600
*EMC .....................................           87,800        2,409,013
*Flexinternational Software ..............           59,500          937,125

-----------
Top 10 stock holdings, representing 21.6% of net assets, are in bold.

                                                     NUMBER          MARKET
                                                   OF SHARES         VALUE
 COMMON STOCK (CONTINUED)
 COMPUTERS & TECHNOLOGY (CONTINUED)
*Hypercom ................................           62,200       $  878,575
*Hyperion Software .......................           15,000          540,000
*J.D. Edwards ............................           35,500        1,053,906
*May & Speh...............................           36,200          479,650
*NOVA.....................................           38,900          972,500
*Peerless Systems ........................           58,100          751,669
*PLATINUM TECHNOLOGY .....................          121,195        3,431,328
*PSW Technologies ........................           43,700          625,456
*VERITAS SOFTWARE ........................           41,450        2,108,766
                                                                  ----------
                                                                  18,963,107
                                                                  ----------
 CONSUMER PRODUCTS-1.38%
*Gemstar International Group Limited .....           53,000        1,275,313
*Racing Champions ........................           45,400          353,269
                                                                  ----------
                                                                   1,628,582
                                                                  ----------
 ELECTRONICS & ELECTRICAL EQUIPMENT-3.96%
*Micrel ..................................           33,100          937,144
*MMC Networks ............................              500            8,500
*P-COM ...................................           27,400          479,500
 Pittston Brink's Group ..................           36,600        1,473,150
*Sipex ...................................           59,100        1,791,469
                                                                  ----------
                                                                   4,689,763
                                                                  ----------
 ENERGY-1.80%
*Eagle Geophysical .......................           30,600          401,625
*Patterson Energy ........................            9,000          349,593
*Precision Drilling.......................           56,400        1,374,750
                                                                  ----------
                                                                   2,125,968
                                                                  ----------
 ENVIRONMENTAL SERVICES-2.60%
*Republic Industries......................           41,220          960,942
*Superior Services .......................           44,100        1,287,169
*Veritas DGC .............................           20,800          821,600
                                                                  ----------
                                                                   3,069,711
                                                                  ----------
 FOOD, BEVERAGE & TOBACCO-2.76%
*American Italian Pasta Class A ..........           33,000          825,000
*Beringer Wine Estates Class B ...........            6,000          228,000
*Cheesecake Factory ......................           29,800          902,381
*Scheid Vineyards Class A ................           17,900          154,388
*ShowBiz Pizza Time ......................           16,300          376,938
*United Natural Foods ....................           29,600          773,300
                                                                  ----------
                                                                   3,260,007
                                                                  ----------
32

TREND SERIES (FORMERLY EMERGING GROWTH SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                     NUMBER         MARKET
                                                   OF SHARES        VALUE
 COMMON STOCK (CONTINUED)
 HEALTHCARE & PHARMACEUTICALS-8.42%
*Alternative Living Services..............           36,700       $1,084,944
*American Oncology Resources .............           64,200        1,031,213
*Cerus ...................................           37,800          841,050
*MedPartners..............................           29,400          657,825
*Pharmerica ..............................           69,800          730,719
*Phycor ..................................           26,300          710,922
*Physician Sales & Service ...............           41,400          900,450
*PMR .....................................           21,200          425,325
*Renal Care Group ........................           21,350          685,869
*SUNRISE ASSISTED LIVING .................           49,100        2,105,163
*Wesley Jessen VisionCare ................           20,000          782,500
                                                                  ----------
                                                                   9,955,980
                                                                  ----------
 INDUSTRIAL MACHINERY-0.87%
*Innovative Valve Technologies ...........            5,600          112,700
*PRI Automation ..........................           22,400          648,200
*Spinnaker Industries Common .............            7,000          151,375
*Spinnaker Industries Class A ............            5,000          118,750
                                                                  ----------
                                                                   1,031,025
                                                                  ----------
 LEISURE, LODGING & ENTERTAINMENT-5.41%
*AMF Bowling .............................           19,400          485,000
*Brookdale Living Communities ............           16,500          280,500
*CAPSTAR HOTEL ...........................           59,500        2,041,594
*Dave & Buster's .........................           26,600          603,487
*Equity Marketing ........................           39,100          970,169
*Extended Stay America ...................           62,560          778,085
*Florida Panthers ........................           52,600          907,350
 Morton's Restaurant Group ...............           16,700          338,175
                                                                  ----------
                                                                   6,404,360
                                                                  ----------
 METALS & MINING-0.95%
*Kaynar Technologies......................           18,700          530,613
*Metals USA ..............................           38,600          588,650
                                                                  ----------
                                                                   1,119,263
                                                                  ----------
 PACKAGING & CONTAINERS-0.60%
*Silgan Holdings .........................           22,000          708,125
                                                                  ----------
                                                                     708,125
                                                                  ----------
 REAL ESTATE-1.27%
*Atria Communities .......................           36,500          636,469
 Mack-Cali Realty ........................            9,000          369,000
 Prentiss Properties Trust ...............            9,200          257,025
 Prime Retail ............................           16,900          239,769
                                                                  ----------
                                                                   1,502,263
                                                                  ----------

                                                     NUMBER         MARKET
                                                   OF SHARES        VALUE
 COMMON STOCK (CONTINUED)
 RETAIL-11.83%
*Amazon.com ..............................           14,400       $  868,050
 Arbor Drugs..............................            4,050           75,305
*Concepts Direct .........................           16,800          346,500
*COST PLUS................................           79,400        2,322,450
*Dollar Tree Stores ......................           35,300        1,467,156
*Finish Line Class A .....................           53,500          705,531
*Gadzooks ................................           18,500          390,813
*General Nutrition .......................           25,000          848,438
*Hibbett Sporting Goods...................           23,600          525,100
*Linens N Things .........................           37,100        1,618,488
*MSC Industrial Direct Class A ...........           30,600        1,296,675
*Piercing Pagoda .........................           20,600          583,238
*Quiksilver ..............................           10,400          299,650
 Schultz Sav-O Stores  ...................           25,800          406,350
*Staples .................................           34,650          963,703
*Sunglass Hut International...............           67,300          426,934
*Wilmar Industries........................           35,000          853,125
                                                                  ----------
                                                                  13,997,506
                                                                  ----------
 TELECOMMUNICATIONS-6.47%
*GeoTel Communications ...................           38,800          611,100
*ICG Communications.......................           36,000          987,750
*Nextlink Communications Class A .........           39,200          839,125
*PageMart Wireless .......................           46,500          372,000
*PairGain Technologies ...................           75,000        1,455,469
*Telco Systems ...........................           41,100          402,009
*TELEPORT COMMUNICATIONS GROUP ...........           54,300        2,983,101
                                                                  ----------
                                                                   7,650,554
                                                                  ----------
 TEXTILES, APPAREL & FURNITURE-0.52%
*Pacific Sunwear of California............           14,000          416,500
*Sportsline USA ..........................           19,200          204,000
                                                                  ----------
                                                                     620,500
                                                                  ----------
 UTILITIES-1.03%
 AES .....................................           26,292        1,225,865
                                                                  ----------
                                                                   1,225,865
                                                                  ----------

TREND SERIES (FORMERLY EMERGING GROWTH SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                    NUMBER         MARKET
                                                  OF SHARES        VALUE
 COMMON STOCK (CONTINUED)
 MISCELLANEOUS-7.00%
*CENDANT..................................          91,660      $ 3,150,812
*Coinmach Laundry ........................          33,300          820,013
 G&K Services ............................           8,300          348,600
 Jack Henry & Associates .................          45,500        1,256,938
 Market Facts ............................           8,400          142,800
*NFO Worldwide  ..........................          45,100          944,281
*Profit Recovery Group ...................          56,900        1,020,644
*SOS Staffing Services ...................          31,300          594,700
                                                                -----------
                                                                  8,278,788
                                                                -----------
 TOTAL COMMON STOCK
 (COST $87,398,645)                                             105,118,078
                                                                -----------

                                                  PRINCIPAL       MARKET
                                                    AMOUNT         VALUE
REPURCHASE AGREEMENTS-10.63%
With Chase Manhattan 6.00%
 01/02/98 (dated 12/31/97,
 collateralized by $1,972,000
 U.S. Treasury Notes 7.75% due
 01/31/00, market value $2,113,346
 and $1,589,000 U.S. Treasury Notes
 7.75% due 11/30/99, market value
 $1,657,882)..............................      $3,695,000      $ 3,695,000
With JP Morgan Securities 6.25%
 01/02/98 (dated 12/31/97,
 collateralized by $1,232,000
 U.S. Treasury Notes 9.00% due
 05/15/98, market value $1,261,355
 and $3,943,000 U.S. Treasury Notes
 6.00% due 05/31/98, market
 value $3,969,455)........................       5,126,000        5,126,000
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $3,811,000 U.S. Treasury Notes
 6.25% due 06/30/98, market value
 $3,825,739) .............................       3,746,000        3,746,000
                                                                -----------
TOTAL REPURCHASE AGREEMENTS
 (COST $12,567,000) ......................                       12,567,000
                                                                -----------

TOTAL MARKET VALUE OF SECURITIES - 99.50%
 (COST $99,965,645)........................................... $117,685,078

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.50%.........      591,012
                                                                -----------

NET ASSETS APPLICABLE TO 6,803,342 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $17.38 PER SHARE-100.00%.......... $118,276,090
                                                               ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series .....  $98,440,064
Undistributed net investment income ..........................      108,517
Accumulated net realized gain on investments .................    2,008,076
Net unrealized appreciation of investments....................   17,719,433
                                                                -----------
Total net assets ............................................. $118,276,090
                                                               ============

--------------
*Non-income producing security.

                            See accompanying notes
34

DELAWARE GROUP PREMIUM FUND, INC.-DELCAP SERIES (FORMERLY GROWTH SERIES) STATEMENT OF NET ASSETS
December 31, 1997

                                                    NUMBER         MARKET
                                                  OF SHARES        VALUE
 COMMON STOCK-93.53%
 AUTOMOBILES & AUTOMOTIVE PARTS-1.40%
*Delco Remy International Class A ........          21,700      $   271,250
 Hertz Class A............................          31,800        1,279,950
                                                                -----------
                                                                  1,551,200
                                                                -----------
 BANKING, FINANCE & INSURANCE-11.75%
 AMBAC ...................................          34,500        1,587,000
 Bank United .............................          26,400        1,298,550
 Beneficial ..............................           6,200          515,375
 Blanch (E.W.) Holdings ..................          50,800        1,749,425
*CIT Group Class A .......................          42,900        1,383,525
 CMAC Investment .........................          26,100        1,575,788
 Fleet Financial Group ...................           8,500          636,969
*Golden State Bancorp ....................           6,100          227,988
*Ocwen Financial .........................          58,800        1,495,725
 PartnerRe Limited .......................          19,600          908,950
 Peoples Heritage Financial Group ........          10,600          489,588
*Security Capital Group Class B ..........          34,100        1,108,250
                                                                -----------
                                                                 12,977,133
                                                                -----------
 BUILDINGS & MATERIALS-0.89%
*J. Ray McDermott S.A ....................          22,900          984,700
                                                                -----------
                                                                    984,700
                                                                -----------
 CABLE, MEDIA & PUBLISHING-2.39%
*Snyder Communications ...................          46,300        1,689,950
*World Color Press .......................          35,800          950,938
                                                                -----------
                                                                  2,640,888
                                                                -----------
 COMPUTERS & TECHNOLOGY-18.63%
*Acxiom ..................................          59,000        1,128,375
*Affiliated Computer Services
  Class A ................................          37,600          989,350
*Bay Networks ............................          39,800        1,017,388
*BISYS Group .............................          68,200        2,276,175
*BMC SOFTWARE ............................          36,200        2,373,363
*COMPUWARE ...............................          94,500        3,026,953
*DST Systems .............................          11,400          486,638
*i2 Technologies .........................          31,200        1,646,775
*Intuit ..................................          13,500          557,719
*J.D. Edwards ............................          32,800          973,750

-----------
Top 10 stock holdings, representing 26.4% of net assets, are in bold.

                                                    NUMBER         MARKET
                                                  OF SHARES        VALUE
 COMMON STOCK (CONTINUED)
 COMPUTERS & TECHNOLOGY (CONTINUED)
 Linear Technology .......................          18,900      $ 1,087,931
*PLATINUM TECHNOLOGY .....................          89,300        2,528,306
*SanDisk .................................          37,100          745,478
*Sterling Commerce .......................          45,319        1,741,933
                                                                -----------
                                                                 20,580,134
                                                                -----------
 CONSUMER PRODUCTS-1.91%
*Gemstar International ...................          50,700        1,219,969
*Henry Schein ............................          25,200          885,150
                                                                -----------
                                                                  2,105,119
                                                                -----------
 ELECTRONICS & ELECTRICAL EQUIPMENT-0.58%
*MMC Networks ............................          38,000          635,312
                                                                -----------
                                                                    635,312
                                                                -----------
 ENERGY-2.14%
*Global Industries Limited ...............          79,200        1,348,875
*Marine Drilling .........................          29,600          616,050
*Weatherford Enterra .....................           9,200          402,500
                                                                -----------
                                                                  2,367,425
                                                                -----------
 ENVIRONMENTAL SERVICES-3.38%
*PHILIP SERVICES .........................         161,800        2,325,875
*USA Waste Services ......................          35,848        1,407,014
                                                                -----------
                                                                  3,732,889
                                                                -----------
 FOOD, BEVERAGE & TOBACCO-1.38%
*Foodmaker ...............................          48,200          726,013
*General Cigar Holdings ..................          37,500          799,219
                                                                -----------
                                                                  1,525,232
                                                                -----------
 HEALTHCARE & PHARMACEUTICALS-11.80%
*Dura Pharmaceuticals ....................          31,300        1,443,713
*HEALTH MANAGEMENT ASSOCIATES
  CLASS A ................................         129,918        3,280,417
*Healthsouth .............................          55,500        1,540,125
*Interim Services ........................          19,800          512,325
*MEDPARTNERS .............................         111,400        2,492,575
*Orthodontic Centers of America ..........          23,400          389,025
*Phycor ..................................          77,400        2,092,219
*Quorum Health Group .....................          48,900        1,283,625
                                                                -----------
                                                                 13,034,024
                                                                -----------

DELCAP SERIES (FORMERLY GROWTH SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                   NUMBER         MARKET
                                                  OF SHARES        VALUE
 COMMON STOCK (CONTINUED)
 LEISURE, LODGING & ENTERTAINMENT-6.94%
*Interstate Hotels .......................          24,700         $866,044
*Mirage Resorts ..........................          18,400          418,600
*OUTBACK STEAKHOUSE ......................          84,400        2,442,325
*Papa John's International ...............          44,100        1,540,744
*Prime Hospitality .......................          63,700        1,297,888
 Royal Caribbean Cruises .................          20,600        1,098,238
                                                                -----------
                                                                  7,663,839
                                                                -----------
 REAL ESTATE-1.81%
*Catellus Development ....................           2,200           44,000
*Host Marriott ...........................          26,800          525,950
 Mack-Cali Realty ........................           8,500          348,500
 Starwood Lodging Trust ..................          18,700        1,082,263
                                                                -----------
                                                                  2,000,713
                                                                -----------
 RETAIL-11.74%
*BED BATH & BEYOND .......................          74,900        2,878,969
*CompUSA .................................          69,500        2,154,500
 Dollar General ..........................           8,925          323,531
 Fastenal ................................          32,600        1,253,063
*General Nutrition .......................          22,600          766,988
*Kohl's ..................................          20,100        1,369,313
 St. John Knits ..........................          23,600          944,000
*Staples .................................          77,200        2,147,125
*Viking Office Products ..................          51,600        1,133,587
                                                                -----------
                                                                 12,971,076
                                                                -----------
 TELECOMMUNICATIONS-4.84%
*CIENA ...................................          32,100        1,966,125
*Clear Channel Communications ............          22,100        1,755,569
*Tellabs .................................          30,800        1,625,662
                                                                -----------
                                                                  5,347,356
                                                                -----------

                                                   NUMBER         MARKET
                                                  OF SHARES        VALUE
 COMMON STOCK (CONTINUED)
 TEXTILES, APPAREL & FURNITURE-2.18%
*Jones Apparel Group .....................          18,800      $   808,400
*Polo Ralph Lauren Class A ...............          10,400          252,850
*Tommy Hilfiger ..........................          38,300        1,345,288
                                                                -----------
                                                                  2,406,538
                                                                -----------
 TRANSPORTATION & SHIPPING-0.89%
 GATX ....................................          13,300          965,081
*Knight Transportation ...................             500           13,438
                                                                -----------
                                                                    978,519
                                                                -----------
 UTILITIES-2.87%
*AES .....................................          67,894        3,165,558
                                                                -----------
                                                                  3,165,558
                                                                -----------
 MISCELLANEOUS-6.01%
*CENDANT .................................         133,950        4,604,547
*Cornell Corrections .....................          18,900          392,175
*Personnel Group of America ..............          15,600          514,800
*Sylvan Learning Systems  ................          28,700        1,126,475
                                                                -----------
                                                                  6,637,997
                                                                -----------

TOTAL COMMON STOCK
(COST $86,245,632) .......................                      103,305,652
                                                                -----------

DELCAP SERIES (FORMERLY GROWTH SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
REPURCHASE AGREEMENTS-6.11%
With Chase Manhattan 6.00%
 01/2/98 (dated 12/31/97,
 collateralized by $854,000
 U.S. Treasury Notes 7.75% due
 11/30/99, market value $890,615
 and $1,059,000 U.S. Treasury
 Notes 7.75% due 01/31/00,
 market value $1,135,291) ................      $1,985,000       $1,985,000
With JP Morgan Securities 6.25%
 01/2/98 (dated 12/31/97,
 collateralized by $2,118,000 U.S.
 Treasury Notes 6.00% due 5/31/98,
 market value $2,132,394 and
 $662,000 U.S. Treasury Notes
 9.00% due 05/15/98,
 market value $677,601) ..................       2,754,000        2,754,000


                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE
REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 6.375% 1/2/98
 (dated 12/31/97, collateralized
 by $2,047,000 U.S. Treasury Notes
 6.25% due 6/30/98, market value
 $2,055,189) .............................      $2,012,000       $2,012,000
                                                                 ----------
TOTAL REPURCHASE AGREEMENTS
 (COST $6,751,000) .......................                        6,751,000
                                                                 ----------

TOTAL MARKET VALUE OF SECURITIES-99.64% (COST $92,996,632) ... $110,056,652

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.36% ........      397,853
                                                               ------------

NET ASSETS APPLICABLE TO 6,394,984 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $17.27 PER SHARE-100.00% ......... $110,454,505
                                                               ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock $.01 par value, 750,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series ..... $ 83,577,919
Accumulated net realized gain on investments .................    9,816,566
Net unrealized appreciation of investments ...................   17,060,020
                                                                 ----------
Total net assets ............................................. $110,454,505
                                                               ============

------------
*Non-income producing security.

                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-VALUE SERIES
STATEMENT OF NET ASSETS
December 31, 1997

                                                     NUMBER         MARKET
                                                   OF SHARES         VALUE
 COMMON STOCK-90.12%
 AEROSPACE & DEFENSE-0.93%
 Thiokol .................................           9,600      $   780,000
                                                                -----------
                                                                    780,000
                                                                -----------
 AUTOMOBILES & AUTOMOTIVE PARTS-2.08%
 Arvin Industries.........................          28,600          952,738
 CLARCOR .................................          27,000          799,875
                                                                -----------
                                                                  1,752,613
                                                                -----------
 BANKING, FINANCE & INSURANCE-20.36%
 CapMAC Holdings .........................          33,300        1,157,175
 CMAC Investment .........................          11,300          682,238
 ENHANCE FINANCIAL
  SERVICES GROUP .........................          22,400        1,332,800
 Everest Re Holdings .....................          24,700        1,018,875
*Farm Family Holdings ....................          28,100          915,006
*FINANCIAL FEDERAL .......................          54,250        1,281,656
 Horace Mann Educators ...................          42,500        1,208,594
 Keystone Financial ......................          22,450          900,806
 NAC RE Group ............................          15,200          741,950
 North Fork Bancorporation ...............          32,900        1,104,206
 ONBANCorp ...............................          12,300          871,763
 PMI GROUP ...............................          18,300        1,323,319
 Penncorp Financial Group ................          17,100          610,256
 SCPIE Holdings ..........................          14,900          431,169
 TIG Holdings ............................          29,500          979,031
 UNION PLANTERS ..........................          20,900        1,419,894
 Westamerica Bancorporation ..............          11,000        1,137,125
                                                                -----------
                                                                 17,115,863
                                                                -----------
 BUILDINGS & MATERIALS-3.19%
 Chicago Bridge and Iron .................          43,800          711,750
 D.R. Horton .............................          71,000        1,233,625
*Jacobs Engineering Group ................          29,000          735,875
                                                                -----------
                                                                  2,681,250
                                                                -----------
 CABLE, MEDIA & PUBLISHING-1.81%
 Cadmus Communications ...................          27,700          574,775
 Devon Group .............................          20,300          946,488
                                                                -----------
                                                                  1,521,263
                                                                -----------
 CHEMICALS-3.98%
 A. Schulman  ............................          32,700          825,675
 Ferro  ..................................          28,100          683,181

-----------
Top 10 stock holdings, representing 16.7% of net assets, are in bold.

                                                    NUMBER          MARKET
                                                   OF SHARES        VALUE
 COMMON STOCK (CONTINUED)
 CHEMICALS (CONTINUED)
 Lawter International ....................          74,100        $ 805,838
*Scotts ..................................          34,000        1,028,500
                                                                -----------
                                                                  3,343,194
                                                                -----------
 COMPUTERS & TECHNOLOGY-2.03%
 Hutchinson Technology ...................          12,300          270,600
*KEMET ...................................          45,600          880,650
*Read-Rite ...............................          35,100          557,213
                                                                -----------
                                                                  1,708,463
                                                                -----------
 ELECTRONICS & ELECTRICAL EQUIPMENT-1.86%
 KUHLMAN .................................          40,000        1,565,000
                                                                -----------
                                                                  1,565,000
                                                                -----------
 ENERGY-4.91%
*Belco Oil & Gas .........................          46,100          867,256
*Offshore Logistics ......................          30,900          666,281
*Pool Energy Services ....................          34,600          778,500
*SEACOR Smit .............................          13,900          837,475
*Swift Energy ............................          46,370          976,668
                                                                -----------
                                                                  4,126,180
                                                                -----------
 FOOD, BEVERAGE & TOBACCO-3.06%
 DiMon ...................................          28,400          745,500
 Schweitzer-Mauduit International ........          33,000        1,229,250
 Universal Foods .........................          14,200          599,950
                                                                -----------
                                                                  2,574,700
                                                                -----------
 HEALTHCARE & PHARMACEUTICALS-3.49%
*Lincare Holdings ........................          14,800          847,300
*Marquette Medical Systems ...............          36,300          973,294
*Trigon Healthcare .......................          42,500        1,110,313
                                                                -----------
                                                                  2,930,907
                                                                -----------
 INDUSTRIAL MACHINERY-5.77%
 Columbus McKinnon .......................          35,500          865,313
*Global Industrial Technology ............          38,000          643,625
 IDEX  ...................................          28,650          999,169
 Regal-Beloit ............................          30,100          889,831
 TriMas ..................................          21,700          745,938
 Watts Industries Class A  ...............          25,000          707,813
                                                                -----------
                                                                  4,851,689
                                                                -----------
 LEISURE, LODGING & ENTERTAINMENT-3.88%
*Hollywood Park  .........................          37,600          827,200
 KING WORLD PRODUCTIONS ..................          24,800        1,432,200
 Viad ....................................          51,700          998,456
                                                                -----------
                                                                  3,257,856
                                                                -----------

VALUE SERIES
STATEMENT OF NET ASSETS (CONTINUED)

                                                    NUMBER          MARKET
                                                   OF SHARES        VALUE
 COMMON STOCK (CONTINUED)
 PAPER & FOREST PRODUCTS-3.29%
 Caraustar Industries ....................          18,300         $631,350
 Chesapeake ..............................          16,500          567,188
 Glatfelter (P.H.) .......................          45,900          854,888
 Rayonier ................................          16,700          710,794
                                                                -----------
                                                                  2,764,220
                                                                -----------
 REAL ESTATE-13.86%
 AMB Property ............................           9,700          243,713
 American General Hospitality ............          34,900          933,575
 Brandywine Realty Trust .................          41,800        1,050,225
 Chateau Communities .....................          22,116          696,648
 Duke Realty Investments .................          32,900          797,825
 Excel Realty Trust ......................          30,900          973,350
 Mack-Cali Realty  .......................          26,800        1,098,800
 Pan Pacific Retail Properties ...........          47,400        1,013,175
 PATRIOT AMERICAN HOSPITALITY  ...........          44,532        1,283,078
 Prentiss Properties Trust  ..............          35,400          988,988
 Public Storage  .........................          26,400          775,500
 Reckson Associates Realty  ..............          39,200          994,700
 Starwood Lodging Trust  .................          13,950          807,356
                                                                -----------
                                                                 11,656,933
                                                                -----------
 RETAIL-3.49%
*BJ's Wholesale Club .....................          28,700          900,463
*Homebase ................................          26,900          211,838
*Sports Authority ........................          48,900          721,275
*Zales ...................................          48,000        1,104,000
                                                                -----------
                                                                  2,937,576
                                                                -----------


                                                    NUMBER          MARKET
                                                   OF SHARES        VALUE
 COMMON STOCK (CONTINUED)
 TEXTILES, APPAREL & FURNITURE-3.23%
 Kellwood  ...............................          30,000         $900,000
 Quaker Fabric  ..........................          43,000          835,813
*Synthetic Industries ....................          39,200          980,000
                                                                -----------
                                                                  2,715,813
                                                                -----------
 TRANSPORTATION & SHIPPING-5.30%
 Airborne Freight ........................           7,900          490,788
*MESABA HOLDINGS .........................          71,600        1,888,450
*M.S. Carriers  ..........................          33,400          822,475
 USFREIGHTWAYS  ..........................          38,500        1,253,656
                                                                -----------
                                                                  4,455,369
                                                                -----------
 UTILITIES-3.16%
 AMERICAN WATER WORKS ....................          47,500        1,297,344
 Public Service Company of
  New Mexico .............................          26,500          627,719
 Sierra Pacific Resources ................          19,500          731,250
                                                                -----------
                                                                  2,656,313
                                                                -----------
 MISCELLANEOUS-0.44%
 Rural/Metro .............................          10,900          367,875
                                                                -----------
                                                                    367,875
                                                                -----------
 TOTAL COMMON STOCK
  (COST $61,911,759) .....................                       75,763,077
                                                                -----------

VALUE SERIES
STATEMENT OF NET ASSETS (CONTINUED)

                                                  PRINCIPAL        MARKET
                                                   AMOUNT          VALUE
REPURCHASE AGREEMENTS-9.75%
With Chase Manhattan Bank
 6.00% 01/02/98 (dated 12/31/97,
 collateralized by $1,286,000
 U.S. Treasury Notes 7.75% due
 01/31/00, market value $1,378,796 and
 $1,037,000 U.S. Treasury Notes
 7.75% due 11/30/99, market
 value $1,081,641) .......................      $2,411,000       $2,411,000
With JP Morgan Securities 6.25%
 01/02/98 (dated 12/31/97, collateralized
 by $2,573,000 U.S. Treasury Notes
 6.00% due 05/31/98, market value
 $2,589,764 and $804,000 U.S.
 Treasury Notes 9.00% due 05/15/98,
 market value $822,937) ..................       3,344,000        3,344,000


                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $2,486,000 U.S. Treasury Notes
 6.25% due 06/30/98, market
 value $2,496,000) .......................      $2,444,000       $2,444,000
                                                                -----------
TOTAL REPURCHASE AGREEMENTS
(COST $8,199,000) ........................                        8,199,000
                                                                -----------

TOTAL MARKET VALUE OF SECURITIES-99.87% (COST $70,110,759)....  $83,962,077

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.13% ........      109,066
                                                                -----------

NET ASSETS APPLICABLE TO 4,692,384 SHARES($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $17.92 PER SHARE-100.00% .........  $84,071,143
                                                                ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series .....  $67,266,737
Undistributed net investment income ..........................      632,083
Accumulated net realized gain on investments .................    2,321,005
Net unrealized appreciation of investments ...................   13,851,318
                                                                -----------
Total net assets .............................................  $84,071,143
                                                                ===========
---------
* Non-income producing security.

                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-QUANTUM SERIES
STATEMENT OF NET ASSETS
December 31, 1997
                                                     NUMBER         MARKET
                                                   OF SHARES        VALUE
COMMON STOCK-94.69%
AUTOMOBILES & AUTOMOTIVE PARTS-0.20%
PACCAR ...................................             300       $   15,769
                                                                 ----------
                                                                     15,769
                                                                 ----------
BANKING & FINANCE-23.56%
Ahmanson (H.F.) & Co .....................           1,425           95,386
AmSouth Bancorporation ...................           1,480           80,382
BankAmerica ..............................           1,635          119,355
Bank of Boston ...........................             515           48,378
Bankers Trust New York ...................             900          101,194
Bear Stearns .............................           1,455           69,113
CHASE MANHATTAN ..........................           1,255          137,423
City National ............................           1,325           48,942
COMERICA .................................           1,425          128,606
EDWARDS (A.G.) ...........................           3,245          128,989
First Chicago NBD ........................             440           36,740
First of America Bank ....................           1,343          103,540
First Union ..............................           1,570           80,463
Mellon Bank ..............................           1,625           98,516
NationsBank  .............................             850           51,691
PaineWebber Group.........................           2,370           81,913
Republic New York.........................             625           71,367
SLM Holding...............................             515           71,649
T. Rowe Price Associates..................           1,100           69,300
TRAVELERS GROUP...........................           3,990          214,961
                                                                 ----------
                                                                  1,837,908
                                                                 ----------
BUILDINGS & MATERIALS-1.17%
Masco.....................................             400           20,350
Oakwood Homes.............................           2,150           71,353
                                                                 ----------
                                                                     91,703
                                                                 ----------
CABLE, MEDIA & PUBLISHING-6.37%
Dun & Bradstreet..........................           2,780           86,006
Ennis Business Forms......................             715            6,614
GANNETT...................................           2,070          127,952
McGraw-Hill...............................           1,400          103,600
New York Times............................           1,550          102,494
Omnicom Group.............................           1,650           69,919
                                                                 ----------
                                                                    496,585
                                                                 ----------

---------
Top 10 stock holdings, representing 19.3% of net assets, are in bold.

                                                     NUMBER         MARKET
                                                   OF SHARES        VALUE
COMMON STOCK (CONTINUED)
CHEMICALS-0.39%
International Flavors & Fragrances .......             585          $30,128
                                                                 ----------
                                                                     30,128
                                                                 ----------
COMPUTERS & TECHNOLOGY-9.88%
American Power Conversion ................           3,525           83,498
Cadence Design Systems....................           3,610           88,445
Compaq Computer...........................           1,940          109,489
Deluxe....................................           1,165           40,193
EMC.......................................             870           23,871
HBO.......................................           2,040           97,856
Microsoft.................................             890          115,005
PeopleSoft................................           1,200           46,650
Quantum...................................           2,665           53,550
Storage Technology........................           1,520           94,145
Western Digital...........................           1,100           17,669
                                                                 ----------
                                                                    770,371
                                                                 ----------
CONSUMER PRODUCTS-2.13%
Avon Products.............................             805           49,407
Clorox....................................           1,090           86,178
Premark International.....................           1,050           30,450
                                                                 ----------
                                                                    166,035
                                                                 ----------
ELECTRONICS & ELECTRICAL EQUIPMENT-1.22%
Anixter International.....................           4,420           72,930
Xerox.....................................             300           22,144
                                                                 ----------
                                                                     95,074
                                                                 ----------
ENERGY-3.73%
Global Marine.............................           1,180           28,910
Helmerich & Payne.........................             390           26,471
Oryx Energy...............................           2,610           66,555
Sun.......................................           1,480           62,253
US Industries.............................           3,540          106,643
                                                                 ----------
                                                                    290,832
                                                                 ----------
FOOD, BEVERAGE & TOBACCO-7.91%
Campbell Soup.............................           1,390           80,794
Coca-Cola.................................           1,140           75,953
Flowers Industries........................           1,770           36,396
Hershey Foods.............................             810           50,169
Hormel Foods..............................             260            8,515
International Multifoods..................             920           26,048

QUANTUM SERIES
STATEMENT OF NET ASSETS (CONTINUED)


                                                     NUMBER         MARKET
                                                   OF SHARES        VALUE
COMMON STOCK (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
Interstate Bakeries.......................           3,170         $118,479
Quaker Oats...............................           2,425          127,919
Ralston-Purina Group......................             270           25,093
Universal Foods...........................           1,600           67,600
                                                                 ----------
                                                                    616,966
                                                                 ----------
HEALTHCARE & PHARMACEUTICALS-6.16%
Agouron Pharmaceuticals...................           1,150           33,673
Beverly Enterprises.......................           3,150           40,950
Johnson & Johnson.........................           1,000           65,875
Lincare Holdings..........................             795           45,514
Oxford Health Plans.......................             675           10,484
Pharmerica................................           1,434           15,008
Phycor....................................           3,975          107,449
SCHERING-PLOUGH...........................           2,600          161,525
                                                                 ----------
                                                                    480,478
                                                                 ----------
INDUSTRIAL MACHINERY-0.49%
Deere & Co................................             650           37,903
                                                                 ----------
                                                                     37,903
                                                                 ----------
INSURANCE-7.16%
Allstate..................................             990           89,966
Cigna.....................................             345           59,707
Marsh & McLennan..........................           1,310           97,677
Mercury General...........................             920           50,830
Mid Ocean.................................           1,100           59,675
Old Republic International ...............           1,260           46,856
Reliance Group Holdings...................           3,470           49,014
SunAmerica................................           2,455          104,951
                                                                 ----------
                                                                    558,676
                                                                 ----------
LEISURE, LODGING & ENTERTAINMENT-0.96%
Boston Chicken............................             805            5,170
Callaway Golf.............................           1,130           32,276
Fleetwood Enterprises.....................             290           12,307
King World Productions....................             435           25,121
                                                                 ----------
                                                                    558,676
                                                                 ----------

                                                     NUMBER         MARKET
                                                   OF SHARES        VALUE

COMMON STOCK (CONTINUED)
METALS & MINING-0.12%
Cleveland Cliffs Iron.....................             200           $9,163
                                                                 ----------
                                                                      9,163
                                                                 ----------
PACKAGING & CONTAINERS-0.40%
Sealed Air................................             500           30,875
                                                                 ----------
                                                                     30,875
                                                                 ----------
RETAIL-9.22%
COMPUSA...................................           4,170          129,270
CVS.......................................             925           59,258
Gap.......................................           2,143           75,925
Jostens...................................             345            7,957
Pier 1 Imports............................           4,200           95,025
Ross Stores...............................           2,630           95,831
Safeway...................................           1,330           84,123
Tiffany...................................           1,565           56,438
TJX.......................................           3,360          115,500
                                                                 ----------
                                                                    719,327
                                                                 ----------
TELECOMMUNICATIONS-11.79%
Alltel....................................           2,000           82,125
Ameritech.................................           1,425          114,713
AT&T......................................           3,345          204,881
BellSouth.................................           1,990          112,062
PairGain Technologies.....................           1,435           27,848
SBC COMMUNICATIONS........................           1,895          138,809
Tellabs...................................           2,000          105,562
U.S. WEST COMMUNICATIONS GROUP............           2,970          134,021
                                                                 ----------
                                                                    920,021
                                                                 ----------
TEXTILES, APPAREL & FURNITURE-0.74%
Miller (Herman)...........................             700           38,106
Tommy Hilfiger............................             570           20,021
                                                                 ----------
                                                                     58,127
                                                                 ----------
TRANSPORTATION & SHIPPING-1.09%
AMR.......................................             460           59,110
UAL.......................................             280           25,900
                                                                 ----------
                                                                     85,010
                                                                 ----------
TOTAL COMMON STOCK
 (COST $6,747,835).........................                       7,385,825
                                                                 ----------
42

QUANTUM SERIES
STATEMENT OF NET ASSETS (CONTINUED)


                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
REPURCHASE AGREEMENTS-6.55%
 With Chase Manhattan 6.00% 01/02/98
 (dated 12/31/97, collateralized
 by $80,000 U.S. Treasury Notes
 7.75% due 01/31/00,
 market value $85,933 and $65,000
 U.S. Treasury Notes 7.75%
 due 11/30/99, market value
 $67,413).................................       $150,000         $150,000
With JP Morgan Securities 6.25%
 01/02/98 (dated 12/31/97,
 collateralized by $50,000
 U.S. Treasury Notes 9.00%
 due 05/15/98, market value
 $51,289 and $160,000
 U.S. Treasury Notes 6.00% due 05/31/98,
 market value $161,406)...................        209,000          209,000



                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
REPURCHASE AGREEMENTS (CONTINUED)
 With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $155,000 U.S. Treasury Notes
 6.25% due 06/30/98,
 market value $155,562)...................       $152,000         $152,000
                                                                 ---------
TOTAL REPURCHASE AGREEMENTS
(COST $511,000)...........................                         511,000
                                                                 ---------


TOTAL MARKET VALUE OF SECURITIES-101.24% (COST $7,258,835)..... $7,896,825

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.24%)........    (96,720)
                                                                ----------

NET ASSETS APPLICABLE TO 607,345 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $12.84 PER SHARE-100.00%........... $7,800,105
                                                                ==========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock , $.01 par value, 750,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series....... $7,011,521
Undistributed net investment income............................     30,982
Accumulated net realized gain on investments...................    119,612
Net unrealized appreciation of investments.....................    637,990
                                                                ----------
Total net assets............................................... $7,800,105
                                                                ==========

                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-DEVON SERIES
STATEMENT OF NET ASSETS
December 31, 1997

                                                           NUMBER      MARKET
                                                         OF SHARES     VALUE
COMMON STOCK-89.12%
AEROSPACE & DEFENSE-0.41%
GenCorp ..........................................         2,700    $   67,500
                                                                    ----------
                                                                        67,500
                                                                    ----------
AUTOMOBILES & AUTOMOTIVE PARTS-1.44%
Danaher ..........................................         3,800       239,875
                                                                    ----------
                                                                       239,875
                                                                    ----------
BANKING, FINANCE & INSURANCE-14.57%
American International Group .....................         1,950       212,063
BB&T .............................................         3,000       192,188
Chubb ............................................         2,200       166,375
EQUIFAX ..........................................         9,900       350,830
FEDERAL NATIONAL MORTGAGE ........................         6,200       353,788
Nationwide Financial Services
Class A ..........................................         4,300       155,338
PMI Group ........................................         3,200       231,400
Provident ........................................         6,600       254,925
SAFECO ...........................................         3,300       160,670
State Street Bank ................................         1,600        93,100
Unum .............................................         4,700       255,563
                                                                    ----------
                                                                     2,426,240
                                                                    ----------
BUILDINGS & MATERIALS-4.60%
Foster Wheeler ...................................         5,200       140,725
MASCO ............................................        12,300       625,761
                                                                    ----------
                                                                       766,486
                                                                    ----------
CABLE, MEDIA & PUBLISHING-4.00%
Banta ............................................         3,600        98,325
Reynolds & Reynolds Class A ......................         5,700       105,094
WALLACE COMPUTER SERVICES ........................        11,900       462,613
                                                                    ----------
                                                                       666,032
                                                                    ----------
CHEMICALS-4.23%
Fuller (HB) ......................................         4,200       208,950
Valspar ..........................................         7,200       229,500
W.R. Grace & Company .............................         3,300       265,444
                                                                    ----------
                                                                       703,894
                                                                    ----------
COMPUTERS & TECHNOLOGY-1.99%
Hewlett-Packard ..................................         5,300       331,250
                                                                    ----------
                                                                       331,250
                                                                    ----------
CONSUMER PRODUCTS-0.31%
General Electric .................................           700        51,363
                                                                    ----------
                                                                        51,363
                                                                    ----------
Top 10 stock holdings, representing 28.8% of net assets, are in bold.

                                                          NUMBER       MARKET
                                                         OF SHARES     VALUE


COMMON STOCK (CONTINUED)
ELECTRONICS & ELECTRICAL EQUIPMENT-5.61%
Intel ............................................         3,800    $  266,831
Motorola .........................................         2,900       165,481
Rockwell International ...........................         2,900       151,525
Symbol Technologies ..............................         5,000       188,750
Teleflex .........................................         4,300       162,325
                                                                    ----------
                                                                       934,912
                                                                    ----------
ENERGY-3.39%
Compagnie Francaise de Petroleum
   Total .........................................         4,600       255,300
Kerr-McGee .......................................         2,400       151,950
Royal Dutch Petroleum ............................         2,900       157,144
                                                                    ----------
                                                                       564,394
                                                                    ----------
ENVIRONMENTAL SERVICES-3.09%
ECOLAB ...........................................         9,300       515,567
                                                                    ----------
                                                                       515,567
                                                                    ----------
FOOD, BEVERAGE & TOBACCO-8.27%
CONAGRA ..........................................        10,900       357,654
Hershey Foods ....................................         2,200       136,263
PHILIP MORRIS ....................................         8,400       380,625
Ralston-Purina Group .............................         3,100       288,106
Universal Foods ..................................         5,100       215,475
                                                                    ----------
                                                                     1,378,123
                                                                    ----------
HEALTHCARE & PHARMACEUTICALS-12.30%
AFLAC ............................................         4,300       219,838
AMERICAN HOME PRODUCTS ...........................         6,300       481,948
Johnson & Johnson ................................         4,500       296,438
Nationwide Health Properties .....................         5,600       142,800
TYCO INTERNATIONAL ...............................        15,100       680,444
Zeneca Group ADR .................................         2,100       226,800
                                                                    ----------
                                                                     2,048,268
                                                                    ----------
INDUSTRIAL MACHINERY-1.59%
Sun Communities ..................................         2,200        79,063
TriMas ...........................................         5,400       185,625
                                                                    ----------
                                                                       264,688
                                                                    ----------
REAL ESTATE-2.29%
Developers Diversified Realty ....................         2,100        80,325
D.R. Horton ......................................         6,900       119,888
Highwoods Properties .............................         2,600        96,688
Storage USA ......................................         2,100        83,869
                                                                    ----------
                                                                       380,770
                                                                    ----------
44

DEVON SERIES
STATEMENT OF NET ASSETS (CONTINUED)


                                                       NUMBER          MARKET
                                                      OF SHARES        VALUE


COMMON STOCK (CONTINUED)
RETAIL-8.15%
Intimate Brands ..............................          10,100      $  243,031
Lowe's Companies .............................           3,300         157,369
May Department Stores ........................           2,500         131,719
RITE AID .....................................          10,000         586,875
Sherwin-Williams .............................           8,600         238,650
                                                                    ----------
                                                                     1,357,644
                                                                    ----------
TELECOMMUNICATIONS-2.31%
Alltel .......................................           2,600         106,763
SBC Communications ...........................           3,800         278,350
                                                                    ----------
                                                                       385,113
                                                                    ----------
TEXTILES, APPAREL & FURNITURE-3.90%
Hillenbrand Industries .......................           3,900         199,631
HON Industries ...............................           5,800         341,475
Miller (Herman) ..............................           2,000         108,875
                                                                    ----------
                                                                       649,981
                                                                    ----------
UTILITIES-4.54%
CIA Telecom Chile S.A ........................           5,700         170,287
CMS Energy ...................................           3,300         145,406
Edison International .........................           3,700         100,594
Northern Telecom Limited .....................           1,300         115,700
PacifiCorp ...................................           8,200         223,963
                                                                    ----------
                                                                       755,950
                                                                    ----------
MISCELLANEOUS-2.13%
Pentair ......................................           3,800         136,563
Service International ........................           5,900         217,931
                                                                    ----------
                                                                       354,494
                                                                    ----------
TOTAL COMMON STOCK
(COST $13,666,578) ...........................                      14,842,544
                                                                    ----------

                                                      NUMBER           MARKET
                                                    OF SHARES          VALUE


CONVERTIBLE PREFERRED STOCK-0.68%
METALS & MINING-0.67%
Freeport-McMoRan Copper & Gold
 5.00% .......................................           5,200        $112,775
                                                                    ----------
TOTAL CONVERTIBLE PREFERRED STOCK
 (COST $127,925) .............................                         112,775
                                                                    ----------

                                                   PRINCIPAL
                                                    AMOUNT
REPURCHASE AGREEMENTS-10.07%
 With Chase Manhattan 6.00%
 01/02/98 (dated 12/31/97,
 collateralized by $263,000
 U.S. Treasury Notes 7.75%
 due 01/31/00, market value
 $282,015 and $212,000 7.75%
 U.S. Treasury Notes due
 11/30/99, market value $221,236) ............      $  493,000         493,000
With JP Morgan Securities 6.25%
 01/02/98 (dated 12/31/97,
 collateralized by $164,000 U.S. .............
 Treasury Notes 9.00% due 05/15/98,
 market value $168,321 and $526,000
 U.S. Treasury Notes 6.00% due
 05/31/98, market  value $529,703) ...........         684,000         684,000
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $509,000 U.S. Treasury Notes
 6.25% due 06/30/98,
 market value $510,525) ......................         500,000         500,000
                                                                    ----------
TOTAL REPURCHASE AGREEMENTS
 (COST $1,677,000) ...........................                       1,677,000
                                                                    ----------


TOTAL MARKET VALUE OF SECURITIES-99.87% (COST $15,471,503).......................       $16,632,319

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.13%............................            21,172
                                                                                        -----------
NET ASSETS APPLICABLE TO 1,308,239 SHARES ($.01 PAR VALUE) OUTSTANDING;
EQUIVALENT TO $12.73 PER SHARE-100.00%...........................................       $16,653,491
                                                                                        ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized to the Fund with
50,000,000 shares allocated to the Series .......................................       $15,113,627
Undistributed net investment income..............................................           105,114
Accumulated net realized gain on investments.....................................           273,934
Net unrealized appreciation of investments.......................................         1,160,816
                                                                                        -----------
Total net assets.................................................................       $16,653,491
                                                                                        ===========

------------
ADR - American Depository Receipt


                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-DECATUR TOTAL RETURN SERIES
(FORMERLY EQUITY/INCOME SERIES)
STATEMENT OF NET ASSETS
December 31, 1997

                                                         NUMBER         MARKET
                                                       OF SHARES         VALUE
COMMON STOCK-97.42%
AEROSPACE & DEFENSE-1.04%
General Dynamics .............................          48,500      $ 4,192,219
                                                                    -----------
                                                                      4,192,219
                                                                    -----------
AUTOMOBILES & AUTOMOTIVE PARTS-2.80%
Ford Motor ...................................         143,900        7,006,131
General Motors ...............................          69,500        4,213,438
                                                                    -----------
                                                                     11,219,569
                                                                    -----------
BANKING & FINANCE-18.68%
Banc One .....................................          14,000          760,375
Bank of Boston ...............................          77,800        7,308,338
Bankers Trust New York .......................          44,600        5,014,713
Chase Manhattan ..............................          43,500        4,763,250
CoreStates Financial .........................          75,900        6,076,744
Crestar Financial ............................         129,700        7,392,900
First Chicago NBD ............................          46,600        3,891,100
Fleet Financial Group ........................          76,500        5,732,719
Hartford Financial Services ..................          56,800        5,314,350
MELLON BANK ..................................         139,700        8,469,313
Mercantile Bancorporation ....................         105,300        6,475,950
PNC Financial Group ..........................          87,800        5,010,088
SUMMIT BANCORP ...............................         164,775        8,774,269
                                                                    -----------
                                                                     74,984,109
                                                                    -----------
BUILDINGS & MATERIALS-0.88%
National City ................................          53,800        3,537,350
                                                                    -----------
                                                                      3,537,350
                                                                    -----------
CABLE, MEDIA & PUBLISHING-4.15%
Cable & Wireless .............................         159,100        4,325,531
MCGRAW-HILL ..................................         166,500       12,321,000
                                                                    -----------
                                                                     16,646,531
                                                                    -----------
CHEMICALS-6.34%
duPont (E.I.) DeNemours ......................          95,200        5,717,950
Hercules .....................................         103,800        5,196,488
Hoechst ......................................          75,300        2,640,206
IMPERIAL CHEMICAL ADR ........................         156,600       10,169,213
Rhone-Poulenc ADR ............................          38,919        1,727,039
                                                                    -----------
                                                                     25,450,896
                                                                    -----------
CONSUMER PRODUCTS-1.30%
Minnesota Mining &
  Manufacturing ..............................          63,500        5,210,969
                                                                    -----------
                                                                      5,210,969
                                                                    -----------
------------------
Top 10 stock holdings, representing 24.0% of net assets, are in bold.

                                                          NUMBER       MARKET
                                                        OF SHARES      VALUE
COMMON STOCK (CONTINUED)
ELECTRONICS & ELECTRICAL EQUIPMENT-4.87%
Eaton ............................................        49,500    $ 4,417,875
Emerson Electric .................................        84,200      4,752,038
Thomas & Betts ...................................       126,400      5,972,400
Whirlpool ........................................        80,100      4,405,500
                                                                    -----------
                                                                     19,547,813
                                                                    -----------
ENERGY-10.53%
Atlantic Richfield ...............................        73,900      5,921,238
British Petroleum ADR ............................        82,742      6,593,535
Chevron ..........................................        62,500      4,812,500
Consolidated Natural Gas .........................        80,500      4,870,250
Mobil ............................................        65,200      4,706,625
Texaco ...........................................        57,200      3,110,250
USX-Marathon Group ...............................       155,300      5,241,375
Williams .........................................       246,900      7,005,788
                                                                    -----------
                                                                     42,261,561
                                                                    -----------
ENVIRONMENTAL SERVICES-2.14%
BROWNING-FERRIS ..................................       231,780      8,575,860
                                                                    -----------
                                                                      8,575,860
                                                                    -----------
FOOD, BEVERAGE & TOBACCO-9.50%
Anheuser-Busch ...................................       144,900      6,375,600
CPC INTERNATIONAL ................................        84,800      9,137,200
Fortune Brands ...................................       162,900      6,037,481
General Mills ....................................        21,400      1,532,775
Heinz (H.J.) .....................................       107,500      5,462,344
Philip Morris ....................................       129,300      5,858,906
RJR Nabisco Holdings .............................        99,340      3,725,250
                                                                    -----------
                                                                     38,129,556
                                                                    -----------
HEALTHCARE & PHARMACEUTICALS-10.76%
AMERICAN HOME PRODUCTS ...........................       137,600     10,526,400
Bausch & Lomb ....................................       102,900      4,077,413
BAXTER INTERNATIONAL .............................       159,400      8,039,738
Bristol-Myers Squibb .............................        13,000      1,230,125
Glaxo Wellcome ADR ...............................       161,900      7,750,963
Merck & Company ..................................        48,700      5,174,375
Pharmacia & Upjohn ...............................       174,500      6,391,063
                                                                    -----------
                                                                     43,190,077
                                                                    -----------
INSURANCE-7.08%
American General .................................       112,300      6,071,219
AON ..............................................       138,625      8,126,891
Cigna ............................................        34,000      5,884,125
SAFECO ...........................................       124,100      6,042,119
St. Paul .........................................        28,000      2,297,750
                                                                    -----------
                                                                     28,422,104
                                                                    -----------
46

DECATUR TOTAL RETURN SERIES (FORMERLY EQUITY/INCOME SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                           NUMBER       MARKET
                                                         OF SHARES      VALUE
COMMON STOCK (CONTINUED)
METALS & MINING-1.26%
Allegheny Teledyne ...............................       194,800   $  5,040,450
                                                                    -----------
                                                                      5,040,450
                                                                    -----------
PAPER & FOREST PRODUCTS-3.08%
Georgia-Pacific (Timber Group) ...................        38,000        862,125
Georgia-Pacific ..................................        35,300      2,144,475
Kimberly-Clark ...................................        27,900      1,375,819
Temple-Inland ....................................        56,740      2,968,211
Union Camp .......................................        93,600      5,025,150
                                                                    -----------
                                                                     12,375,780
                                                                    -----------
RETAIL-1.93%
May Department Stores ............................       147,200      7,755,600
                                                                    -----------
                                                                      7,755,600
                                                                    -----------
TELECOMMUNICATIONS-5.60%
BCE ..............................................       156,700      5,220,069
Frontier .........................................       265,300      6,383,781
GTE ..............................................        94,900      4,958,525
SBC Communications ...............................        80,700      5,911,275
                                                                    -----------
                                                                     22,473,650
                                                                    -----------
TRANSPORTATION & SHIPPING-2.48%
Norfolk Southern .................................       135,300      4,168,931
Union Pacific ....................................        92,800      5,794,200
                                                                    -----------
                                                                      9,963,131
                                                                    -----------
MISCELLANEOUS-3.00%
PITNEY BOWES .....................................       134,100     12,060,619
                                                                    -----------
                                                                     12,060,619
                                                                    -----------
TOTAL COMMON STOCK
(COST $329,343,500) ..............................                  391,037,844
                                                                    -----------

                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
REPURCHASE AGREEMENTS-3.36%
With Chase Manhattan
 6.00% 01/02/98 (dated 12/31/97, collateralized
 by $2,117,000 U.S. Treasury Notes 7.75% due
 01/31/00, market value $2,269,068 and $1,706,000
 U.S. Treasury Notes 7.75% due 11/30/99, market
 value $1,780,044) ...............................   $  3,967,000  $  3,967,000
With JP Morgan Securities 6.25% 01/02/98
 (dated 12/31/97, collateralized by $4,234,000 U.S.
 Treasury Notes 6.00% due 05/31/98, market value
 $4,261,945 and $1,322,000 U.S. Treasury Notes
 9.00% due 05/15/98, market value $1,354,298) ....      5,504,000     5,504,000
With PaineWebber 6.375% 01/02/98 (dated 12/31/97,
 collateralized by $4,092,000 U.S. Treasury Notes
 6.25% due 06/30/98, market value $4,107,638) ....      4,022,000     4,022,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
 (COST $13,493,000) ..............................                   13,493,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES-100.78% (COST $342,836,500) ..... $404,530,848

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.78%) ..........   (3,128,874)
                                                                   ------------
NET ASSETS APPLICABLE TO 21,352,870 SHARES ($.01 PAR VALUE)
OUTSTANDING; EQUIVALENT TO $18.80 PER SHARE-100.00% .............. $401,401,970
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized
 to the Fund with 50,000,000 shares allocated to the Series ...... $316,124,908
Undistributed net investment income ..............................      578,268
Accumulated net realized gain on investments .....................   23,004,450
Net unrealized appreciation of investments .......................   61,694,344
                                                                   ------------
Total net assets ................................................. $401,401,970
                                                                   ============
---------------------
ADR - American Depository Receipt

                             See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-DELAWARE SERIES
(FORMERLY MULTIPLE STRATEGY SERIES)
STATEMENT OF NET ASSETS
December 31, 1997

                                                   NUMBER OF      MARKET
                                                    SHARES        VALUE
COMMON STOCK-69.68%
AEROSPACE & DEFENSE-0.52%
GenCorp ..................................          26,700     $   667,500
                                                               -----------
                                                                   667,500
                                                               -----------
AUTOMOBILES & AUTOMOTIVE PARTS-1.78%
Danaher ..................................          36,000       2,272,500
                                                               -----------
                                                                 2,272,500
                                                               -----------
BANKING, FINANCE & INSURANCE-11.97%
AFLAC ....................................          14,000         715,750
American International Group..............          11,850       1,288,688
Chubb ....................................          13,800       1,043,625
Equifax ..................................          63,800       2,260,913
FEDERAL NATIONAL MORTGAGE ................          43,400       2,476,513
Nationwide Financial Services Class A ....          35,400       1,278,825
PMI Group ................................          16,400       1,185,925
Provident ................................          50,900       1,966,013
SAFECO ...................................          27,200       1,324,300
UNUM .....................................          32,200       1,750,875
                                                               -----------
                                                                15,291,427
                                                               -----------
BUILDINGS & MATERIALS-4.48%
Chicago Bridge and Iron ...................         35,000         568,750
Foster Wheeler ............................         37,000       1,001,313
MASCO .....................................         81,600       4,151,400
                                                               -----------
                                                                 5,721,463
                                                               -----------
CABLE, MEDIA & PUBLISHING-0.60%
Banta .....................................         28,050         766,116
                                                               -----------
                                                                   766,116
                                                               -----------
CHEMICALS-4.15%
Fuller (HB) ...............................         26,000       1,293,500
GRACE (W.R.) ..............................         32,000       2,574,000
Valspar ...................................         44,700       1,424,813
                                                               -----------
                                                                 5,292,313
                                                               -----------
COMPUTERS & TECHNOLOGY-3.90%
Hewlett-Packard ...........................         31,900       1,993,750
WALLACE COMPUTER SERVICES .................         76,700       2,981,713
                                                               -----------
                                                                 4,975,463
                                                               -----------
CONSUMER PRODUCTS-0.57%
General Electric ..........................          9,900         726,413
                                                               -----------
                                                                   726,413
                                                               -----------
ELECTRONICS & ELECTRICAL EQUIPMENT-3.23%
Intel .....................................         18,700       1,313,091
Rockwell International ....................         12,500         653,125

--------
Top 10 stock holdings, representing 24.6% of net assets, are in bold.

                                                   NUMBER OF      MARKET
                                                    SHARES        VALUE
COMMON STOCK (CONTINUED)
ELECTRONICS & ELECTRICAL EQUIPMENT (CONTINUED)
Symbol Technologies .......................         29,800     $ 1,124,950
Teleflex ..................................         27,400       1,034,350
                                                               -----------
                                                                 4,125,516
                                                               -----------
ENERGY-2.50%
Kerr-McGee ................................         21,700       1,373,881
Royal Dutch Petroleum ADR .................         11,200         606,900
Total S.A.ADR .............................         21,858       1,213,119
                                                               -----------
                                                                 3,193,900
                                                               -----------
FOOD, BEVERAGE & TOBACCO-5.94%
CONAGRA ...................................         72,500       2,378,906
PHILIP MORRIS .............................         53,800       2,437,813
Ralston-Purina ............................         21,500       1,998,156
Universal Foods ...........................         18,300         773,175
                                                               -----------
                                                                 7,588,050
                                                               -----------
HEALTHCARE & PHARMACEUTICALS-4.71%
AMERICAN HOME PRODUCTS ....................         37,200       2,845,800
Johnson & Johnson .........................         30,600       2,015,775
Zeneca Group ADR ..........................         10,700       1,155,600
                                                               -----------
                                                                 6,017,175
                                                               -----------
REAL ESTATE-2.78%
D.R. Horton ...............................         61,300       1,065,088
Developers Diversified Realty .............         13,800         527,850
Highwoods Properties ......................         17,500         650,781
Nationwide Health Properties ..............         22,600         576,300
Storage Trust Realty ......................          3,900         102,619
Storage USA ...............................          4,800         191,700
Sun Communities ...........................         12,000         431,250
                                                               -----------
                                                                 3,545,588
                                                               -----------
RETAIL-6.12%
Intimate Brands ...........................         38,200         919,188
Lowe's Companies ..........................         19,800         944,213
May Department Stores .....................         15,900         837,731
RITE AID ..................................         59,100       3,468,431
Sherwin-Williams ..........................         59,100       1,640,025
                                                               -----------
                                                                 7,809,588
                                                               -----------
TELECOMMUNICATIONS-2.95%
Alltel ....................................         40,400       1,658,925
Northern Telecom Limited ..................          7,700         685,300
SBC Communications ........................         19,500       1,428,375
                                                               -----------
                                                                 3,772,600
                                                               -----------
48

DELAWARE SERIES (FORMERLY MULTIPLE STRATEGY SERIES)
STATEMENT OF NET ASSETS (CONTINUED)


                                                   NUMBER OF      MARKET
                                                    SHARES        VALUE
COMMON STOCK (CONTINUED)
TEXTILES, APPAREL & FURNITURE-5.90%
ECOLAB ....................................         66,400     $ 3,681,050
Hillenbrand Industries ....................         28,300       1,448,606
HON Industries ............................         27,200       1,601,400
Miller (Herman) ...........................         14,700         800,231
                                                               -----------
                                                                 7,531,287
                                                               -----------
UTILITIES-2.24%
CIA Telecom Chile S.A. ADR ................         34,000       1,015,750
CMS Energy ................................         32,000       1,410,000
Edison International ......................         16,000         435,000
                                                               -----------
                                                                 2,860,750
                                                               -----------
MISCELLANEOUS-5.34%
Pentair ...................................         27,600         991,875
Service International .....................         39,400       1,455,338
TYCO INTERNATIONAL ........................         96,900       4,366,556
                                                               -----------
                                                                 6,813,769
                                                               -----------
TOTAL COMMON STOCK
(COST $69,810,745) ........................                     88,971,418
                                                               -----------

CONVERTIBLE PREFERRED STOCK-0.36%
METALS & MINING-0.36%
Freeport-McMoRan Copper &
Gold 7.00% ................................         21,100         457,606
                                                               -----------
TOTAL CONVERTIBLE PREFERRED STOCK
(COST $542,770) ...........................                        457,606
                                                               -----------

                                                   PRINCIPAL
                                                    AMOUNT
ASSET-BACKED SECURITIES-4.92%
ADVANTA Series 93-1 A2
  5.95% 5/25/09 ...........................      $  53,392          52,260
American Finance Home Equity
  Series 94-2A1 6.95% 6/25/24 .............         47,039          47,157
  Series 92-5A 7.20% 2/15/08 ..............         82,464          83,462
  Series 91-1A 8.00% 7/25/06 ..............          9,228           9,371
California Infrastructure
  PG&E Series 97-1A4
  6.16% 6/25/03 ...........................        640,000         641,300
CIT RV Trust Series 97-A
  A5 6.25% 11/17/02 .......................        570,000         569,733
First Union Residential
  Securitization Trust Series
  96-2 A2 6.46% 9/25/11 ...................        555,000         555,780

                                                  PRINCIPAL        MARKET
                                                   AMOUNT          VALUE
ASSET-BACKED SECURITIES (CONTINUED)
IMC Home Equity Loan Trust
  Series 95-3 A2 6.50% 11/25/10 ...........       $165,759       $ 165,676
MetLife Capital Equipment
  Loan Trust Series 97-A A
  6.85% 5/20/08 ...........................        420,000         429,282
NationsBank Credit Card Master
  Trust Series 93-2 A
  6.00% 12/15/05 ..........................        370,000         367,817
NationsCredit Grantor Trust
  Series 96-1 A 5.85% 9/15/11 .............        213,490         211,889
  Series 97-2 A1 6.35% 4/15/14 ............        381,251         382,324
Neiman Marcus Group
  Series 95-1 A 7.60% 6/15/03 .............        400,000         412,240
Oakwood Mortgage Investors
  Series 97-C A3 6.65% 11/15/27 ...........        560,000         561,137
The Money Store Home Equity Trust
  Series 97-C AH5 6.59% 2/15/15 ...........        500,000         501,094
  Series 97-A A9 7.235% 4/15/27 ...........        330,000         340,725
UCFC Home Equity Loan
  Series 96-B1 A3 7.30% 4/15/14 ...........        460,000         465,750
World Omni Automobile Lease
  Securitization Series 97-B A4
  6.20% 11/25/03 ..........................        490,000         489,158
                                                               -----------
TOTAL ASSET-BACKED SECURITIES
  (COST $4,677,256) .......................                      6,286,155
                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS-8.25%
Asset Securitization Corporation
  Series 97-D5 A3 6.864% 2/14/41 ..........        275,000         278,695
  Series 96-D2 A1 6.92% 2/14/29 ...........        368,081         378,433
  Series 96-D3 A1B 7.21% 10/13/26 .........        360,000         374,962
  Series 97-D4 A1A 7.35% 4/14/29 ..........        238,199         245,457
  Series 97-MD7 A3 7.843% 1/13/30 .........        400,000         425,375
Chase Commercial Mortgage
  Securities Series 96-2 C
  6.90% 11/19/06 ..........................        250,000         255,156
Federal Home Loan Mortgage
  Corporation - GNMA
  Series 21 H 5.85% 1/25/19 ...............        560,000         553,579
  Series 29 E 6.50% 6/25/20 ...............        535,000         539,821
Federal National Mortgage
  Association Series 93 53 H
  5.75% 1/25/22 ...........................        380,000         365,209

DELAWARE SERIES (FORMERLY MULTIPLE STRATEGY SERIES)
STATEMENT OF NET ASSETS (CONTINUED)


                                                  PRINCIPAL         MARKET
                                                   AMOUNT           VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
GE Capital Mortgage Services
  Series 94-2 A3 5.40% 1/25/09 ............       $288,783      $  287,381
Lehman Large Loan Series 97-LLI A1
  6.79% 6/12/04 ...........................        443,393         452,746
Merrill Lynch Mortgage Investors
  Series 97-C1 A1 6.95% 6/18/29 ...........        218,718         223,434
Morgan Stanley Capital Trust
  Series 97-C1 A1A 6.85% 2/15/20 ..........        319,781         323,928
Mortgage Capital Funding
  Conti Series 96-MCI D
  7.80% 4/15/06 ...........................        300,000         316,594
  Series 96-MC2 A1 6.758% 12/21/26 ........        331,859         336,526
  Series 96-MC2 C 7.224% 9/20/06 ..........        245,000         251,508
Nomura Asset Securities
  Series 93-1 A1 6.68% 12/15/01 ...........        352,397         356,306
  Series 96-MD5 A3 7.64% 4/13/36 ..........        340,000         362,206
  Series 95-MD3 A1A 8.17% 3/4/20 ..........        329,754         345,521
  Series 97-1 A8 7.25% 2/25/12 ............        434,207         446,451
Prudential Home Mortgage Series
  93-61 A3 6.50% 12/25/08 .................        440,000         444,204
Residential Accredit Loans
  Series 97-QS1 A5 6.75% 2/25/27 ..........        400,000         400,625
  Series 97-QS4 A3 7.25% 5/25/27 ..........        500,000         505,938
  Series 96-QS3 A13 7.29% 6/25/26 .........        200,000         201,719
  Series 95-QS1 A3 7.30% 6/25/21 ..........        180,000         181,912
  Series 96-QS2 A6 7.45% 4/25/23 ..........        445,000         452,787
  Series 97-QS3 A3 7.50% 6/25/12 ..........        363,398         378,616
  Series 97-QS3 A3 7.50% 4/25/27 ..........        445,000         451,536
Residential Funding Mortgage
  Securities Series 96-S9 A10
  7.25% 4/25/26 ...........................        381,165         393,159
                                                               -----------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (COST $11,899,010) ..........                     10,529,784
                                                               -----------

COMMERCIAL PAPER-0.39%
Goldman Sachs Group
  5.70% 3/13/98 ...........................        500,000         494,379
                                                               -----------
TOTAL COMMERCIAL PAPER
  (COST $494,379) .........................                        494,379
                                                               -----------

CORPORATE BONDS-5.29%
  ABN-AMRO Bank NV 8.25% 8/1/09 ...........         80,000          86,800
  AT&T Capital 6.83% 1/30/01 ..............        500,000         507,500
  Banco Santiago S.A. 7.00% 7/18/07 .......        280,000         276,500

                                                 PRINCIPAL          MARKET
                                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
Chase Manhattan 6.25% 1/15/06 .............       $385,000      $  380,669
Commercial Credit 6.50% 8/1/04 ............        450,000         455,625
Continental Airlines 6.80% 1/2/09 .........        395,000         397,469
Credit Foncier de France
  8.00% 1/14/02 ...........................        370,000         387,575
Federal Express 7.65% 1/15/14 .............        450,000         482,625
Firstar Capital 8.32% 12/15/26 ............        260,000         285,350
Ford Motor Credit 7.00% 9/25/01 ...........        800,000         823,000
Health and Retirement Properties
  6.75% 12/18/02 ..........................        400,000         400,000
Norfolk Southern 6.70% 5/1/00 .............        350,000         354,375
Summit Bank 6.75% 6/15/03 .................        320,000         324,800
Travelers Property Casualty
  6.75% 4/15/01 ...........................        775,000         788,562
U.S. Bancorp 8.125% 5/15/02 ...............        430,000         458,487
U.S. West Capital Funding
  6.20% 11/30/00 ..........................        340,000         340,000
                                                               -----------
TOTAL CORPORATE BONDS
  (COST $6,584,669) .......................                      6,749,337
                                                               -----------

MORTGAGE-BACKED SECURITIES-3.80%
Federal Home Loan Mortgage
  Corporation 6.00% 3/1/11  ...............        221,146         218,796
Federal Home Loan Mortgage
  Corporation 7.00% 10/1/17 ...............         81,562          82,505
Federal Home Loan Mortgage
  Corporation 7.50% 5/1/09  ...............         49,897          50,442
Federal Home Loan Mortgage
  Corporation 8.50% 9/1/08 to 6/1/14 ......        149,252         155,928
Federal National Mortgage
  Association 6.50% 1/1/12 to 2/1/26 ......      1,100,785       1,096,737
Federal National Mortgage Association
  8.00% 1/1/10 to 9/1/16 ..................        365,462         378,735
Federal National Mortgage Association
  9.50% 6/1/19 to 5/1/22 ..................        428,630         465,856
Government National Mortgage
  Association
  6.50% 12/15/23 to 1/1/28  ...............        691,322         683,540
Government National Mortgage
  Association
  8.50% 8/15/21 to 11/15/21 ...............        613,644         651,051

DELAWARE SERIES (FORMERLY MULTIPLE STRATEGY SERIES)
STATEMENT OF NET ASSETS (CONTINUED)


                                                  PRINCIPAL       MARKET
                                                   AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage
  Association
  9.00% 6/15/21 to 11/15/21 ...............     $  984,668     $ 1,066,842
                                                               -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (COST $4,747,459) .......................                      4,850,432
                                                               -----------
MUNICIPAL BONDS-0.30%
Philadelphia Pennsylvania Industrial
  Development Authority Revenue
  Series 97 6.49% 6/15/04 .................        382,445         384,477
                                                               -----------
TOTAL MUNICIPAL BONDS
  (COST $382,445) .........................                        384,477
                                                               -----------
U.S. TREASURY OBLIGATIONS-3.71%
U.S. Treasury Bonds
  6.625% 2/15/27 ..........................        460,000         499,307
U.S. Treasury Bonds
  7.50% 11/15/16 ..........................        700,000         817,565
U.S. Treasury Bonds
  7.50% 11/15/24 ..........................      1,955,000       2,340,721
U.S. Treasury Notes
  5.875% 3/31/99 ..........................        750,000         752,190
U.S. Treasury Notes
  6.125% 8/15/07 ..........................        325,000         334,123
                                                               -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $4,338,507) .......................                      4,743,906
                                                               -----------

                                                 PRINCIPAL        MARKET
                                                  AMOUNT          VALUE
REPURCHASE AGREEMENTS-4.02%
With Chase Manhattan 6.00%
  1/02/98 (dated 12/31/97,
  collateralized by $805,000
  U.S. Treasury Notes 7.75%
  due 01/31/00, market value $862,357
  and $649,000 U.S. Treasury Notes
  7.75% due 11/30/99, market value
  $676,504) ...............................     $1,508,000     $ 1,508,000
With JP Morgan Securities 6.25%
  01/02/98 (dated 12/31/97,
  collateralized by $503,000
  U.S. Treasury Notes 9.00% due
  05/15/98, market value $514,700
  and $1,609,000 U.S. Treasury Notes
  6.00% due 05/31/98, market value
  $1,619,747) .............................      2,091,000       2,091,000
With PaineWebber 6.375% 1/02/98
  (dated 12/31/97, collateralized by
  $1,555,000 U.S. Treasury Notes
  6.25% due 06/30/98, market value
  $1,561,103) .............................      1,529,000       1,529,000
                                                               -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $5,128,000) .......................                      5,128,000
                                                               -----------

TOTAL MARKET VALUE OF SECURITIES-100.72%
  (COST $108,605,240).....................................    $128,595,494

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.72%) ..        (920,150)
                                                              ------------
NET ASSETS APPLICABLE TO 6,702,135 SHARES ($.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $19.05 PER SHARE-100.00%.....    $127,675,344
                                                              ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares
  authorized to the Fund with 50,000,000 shares
  allocated to the Series.................................     $94,178,473
Undistributed net investment income.......................       2,103,972
Accumulated net realized gain on investments..............      11,402,645
Net unrealized appreciation of investments................      19,990,254
                                                              ------------
Total net assets..........................................    $127,675,344
                                                              ============
--------------
ADR - American Depository Receipt
                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-CONVERTIBLE SECURITIES SERIES
STATEMENT OF NET ASSETS
December 31, 1997

                                                   PRINCIPAL       MARKET
                                                    AMOUNT         VALUE
CONVERTIBLE BONDS-37.66%
AEROSPACE & DEFENSE-2.49%
Kellstrom Industries
  5.75% 10/15/02 ..........................      $  90,000     $    97,537
                                                               -----------
                                                                    97,537
                                                               -----------
AUTOMOBILES & AUTOMOTIVE PARTS-2.76%
Tower Automotive 5.00% 8/1/04 .............        105,000         108,150
                                                               -----------
                                                                   108,150
                                                               -----------
CABLE, MEDIA & PUBLISHING-2.50%
World Color Press 6.00% 10/1/07 ...........        100,000          98,000
                                                               -----------
                                                                    98,000
                                                               -----------
COMPUTERS & TECHNOLOGY-2.97%
Platinum Technology
  6.25% 12/15/02 ..........................        110,000         116,463
                                                               -----------
                                                                   116,463
                                                               -----------
ENERGY-2.12%
Parker Drilling 5.50% 8/1/04 ..............         77,000          83,255
                                                               -----------
                                                                    83,255
                                                               -----------
HEALTHCARE & PHARMACEUTICALS-5.37%
Atria Communities
  5.00% 10/15/02 ..........................         85,000          87,337
Sunrise Assisted Living
  5.50% 6/15/02 ...........................         95,000         123,500
                                                               -----------
                                                                   210,837
                                                               -----------
INDUSTRIAL MACHINERY-1.90%
Thermo Fibertek 4.50% 7/15/04 .............         70,000          74,550
                                                               -----------
                                                                    74,550
                                                               -----------
LEISURE, LODGING & ENTERTAINMENT-4.55%
Capstar Hotel 4.75% 10/15/04 ..............        100,000         100,500
Signature Resorts 5.75% 1/15/07 ...........         80,000          77,900
                                                               -----------
                                                                   178,400
                                                               -----------
PAPER & FOREST PRODUCTS-1.98%
U.S. Office Products 5.50% 2/1/01 .........         65,000          77,512
                                                               -----------
                                                                    77,512
                                                               -----------
TELECOMMUNICATIONS-4.91%
Smartalk Teleservices
  5.75% 9/15/04 ...........................         90,000          96,075
Tel-Save Holdings 5.00% 12/15/04 ..........        100,000          96,625
                                                               -----------
                                                                   192,700
                                                               -----------
TRANSPORTATION & SHIPPING-1.71%
Halter Marine Group
  4.50% 9/15/04 ...........................         60,000          66,900
                                                               -----------
                                                                    66,900
                                                               -----------

                                                   PRINCIPAL       MARKET
                                                    AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
MISCELLANEOUS-4.40%
COREStaff 2.94% 8/15/04 ...................       $ 100,000     $   83,625
Personnel Group of America
  5.75% 7/1/04 ............................          80,000         88,800
                                                               -----------
                                                                   172,425
                                                               -----------
TOTAL CONVERTIBLE BONDS
  (COST $1,407,780) .......................                      1,476,729
                                                               -----------

                                                     NUMBER
                                                   OF SHARES
COMMON STOCK-20.45%
AUTOMOBILES & AUTOMOTIVE PARTS-1.97%
Chrysler ..................................           2,200         77,413
                                                               -----------
                                                                    77,413
                                                               -----------
BANKING, FINANCE & INSURANCE-2.87%
Capital Trust Class A .....................          10,000        112,500
                                                               -----------
                                                                   112,500
                                                               -----------
REAL ESTATE-15.61%
Crescent Real Estate Equities .............           2,100         82,688
Equity Residential Properties .............           1,500         75,844
Grove Property Trust ......................          11,000        119,625
Lexington Corporate Properties ............           5,800         89,538
Starwood Lodging Trust ....................           2,000        115,750
Trammell Crow .............................           5,000        128,750
                                                               -----------
                                                                   612,195
                                                               -----------
TOTAL COMMON STOCK
  (COST $666,622) .........................                        802,108
                                                               -----------

CONVERTIBLE PREFERRED STOCK-27.97%
AUTOMOBILES & AUTOMOTIVE PARTS-2.51%
BTI Capital Trust 6.50% ...................           2,000         98,500
                                                               -----------
                                                                    98,500
                                                               -----------
BANKING, FINANCE & INSURANCE-5.64%
American General 6.00% Series A ...........           1,000         71,000
National Australia Bank
  7.875% Unit .............................           2,500         71,094
SunAmerica $3.188 .........................           1,700         79,156
                                                               -----------
                                                                   221,250
                                                               -----------
CABLE, MEDIA & PUBLISHING-5.48%
Evergreen Media 6.00% .....................           1,500        115,313
MetroMedia International Group
  7.25% ...................................           2,200         99,550
                                                               -----------
                                                                   214,863
                                                               -----------
52

CONVERTIBLE SECURITIES SERIES
STATEMENT OF NET ASSETS (CONTINUED)


                                                     NUMBER        MARKET
                                                   OF SHARES       VALUE
CONVERTIBLE PREFERRED STOCK (CONTINUED)
CONSUMER PRODUCTS-2.90%
Newell Financial Trust I 5.25% ............          2,200     $   113,850
                                                               -----------
                                                                   113,850
                                                               -----------
ENVIRONMENTAL SERVICES-1.48%
Browning-Ferris 7.25% .....................          1,700          57,800
                                                               -----------
                                                                    57,800
                                                               -----------
HEALTHCARE & PHARMACEUTICALS-1.52%
MedPartners 7.25% .........................          2,700          59,400
                                                               -----------
                                                                    59,400
                                                               -----------
LEISURE, LODGING & ENTERTAINMENT-2.18%
Houston Industries 7.00%  .................          1,500          85,594
                                                               -----------
                                                                    85,594
                                                               -----------
REAL ESTATE-1.46%
Felcor Suite Hotels $1.95 Series A ........          2,000          57,250
                                                               -----------
                                                                    57,250
                                                               -----------
RETAIL-2.54%
AnnTaylor Finance Trust 8.50%.............           2,100          99,750
                                                               -----------
                                                                    99,750
                                                               -----------
UTILITIES-2.26%
CalEnergy Capital Trust 6.50%............            2,000          88,500
                                                               -----------
                                                                    88,500
                                                               -----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (COST $1,049,383) .......................                      1,096,757
                                                               -----------

                                                  PRINCIPAL       MARKET
                                                   AMOUNT         VALUE
REPURCHASE AGREEMENTS-13.08%
With Chase Manhattan 6.00%
  01/02/98 (dated 12/31/97, collateralized
  by $80,000 U.S. Treasury Notes 7.75%
  due 01/31/00, market value $86,269
  and $65,000 U.S. Treasury Notes
  7.75% due 11/30/99, market value
  $67,677) ................................      $ 151,000     $   151,000
With JP Morgan Securities 6.25%
  01/02/98 (dated 12/31/97, collateralized
  by $50,000 U.S. Treasury Notes 9.00%
  due 05/15/98, market value $51,490
  and $161,000 U.S. Treasury Notes
  6.00% due 05/31/98, market value
  $162,038) ...............................        209,000         209,000
With PaineWebber 6.375% 01/2/98
  (dated 12/31/97, collateralized by
  $156,000 U.S. Treasury Notes 6.25%
  due 06/30/98, market value $156,171) ....        153,000         153,000
                                                               -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $513,000) .........................                        513,000
                                                               -----------

TOTAL MARKET VALUE OF SECURITIES-99.16%
  (COST $3,636,785) .......................................     $3,888,594


RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.84%......         32,783
                                                               -----------

NET ASSETS APPLICABLE TO 336,255 SHARES ($.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $11.66 PER SHARE-100.00%......     $3,921,377
                                                               ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares
  authorized to the Fund with 50,000,000 shares
  allocated to the Series .................................     $3,538,050
Undistributed net investment income........................        106,880
Accumulated net realized gain on investments...............         24,638
Net unrealized appreciation of investments.................        251,809
                                                               -----------
Total net assets...........................................     $3,921,377
                                                               ===========
                            See accompanying notes
                                                                        53

DELAWARE GROUP PREMIUM FUND, INC.-EMERGING MARKETS SERIES
STATEMENT OF NET ASSETS
December 31, 1997

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                                  (U.S. $)
 COMMON STOCK-82.93%
 ARGENTINA-3.99%
 Central Puerto-Class B ...................         21,000      $  58,811
 Transportadora de Gas del sur-
  Class B .................................         21,000         47,679
 YPF Sociedad Anonima .....................          1,300         43,818
 YPF Sociedad Anonima-ADR .................          2,350         80,341
                                                                ---------
                                                                  230,649
                                                                ---------
 BRAZIL-11.23%
 Aracruz Celulose-ADR .....................          4,300         61,813
 Centrais Electricas de Santa
  Catarina-GDR ............................            300         31,650
 Companhia Energetica de Minas
  Gerais-GDR ..............................          2,400        104,256
 Companhia Paranaense de
  Energia-Copel-ADR .......................          3,392         46,428
 Elevadores Atlas .........................          5,600         67,739
 GERDAU METALURGICA .......................      3,640,000        109,260
 Lojas Renner .............................        870,000         27,284
*Rossi Residencial-GDR ....................          4,500         21,938
 TELEBRAS-ADR .............................          1,350        157,191
 Usinas Siderurgicas de Minas
  Gerais-ADR ..............................          3,734         21,111
                                                                ---------
                                                                  648,670
                                                                ---------
 CHILE-3.87%
 Administradora de Fondos de
  Pensiones Provida-ADR ...................          2,600         44,363
 Banco BHIF-ADR ...........................          3,040         48,640
 Cia de Telecomunicaciones de
  Chile-ADR ...............................          1,910         57,061
 Empresa Nacional
  Electricidade-ADR .......................          4,150         73,403
                                                                ---------
                                                                  223,467
                                                                ---------
 EGYPT-1.81%
 Paints and Chemical-GDR ..................         10,000        104,250
                                                                ---------
                                                                  104,250
                                                                ---------
 GREECE-2.90%
 Attica Enterprises .......................          6,700         74,777
 Hellenic Bottling Company ................          4,000         92,807
                                                                ---------
                                                                  167,584
                                                                ---------
---------
Top 10 stock holdings, representing 21.2% of net assets, are in bold.

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                                  (U.S. $)
 COMMON STOCK (CONTINUED)
 HONG KONG-6.02%
*First Tractor ............................        115,000      $  69,395
 Guangdong Kelon Electric Holding .........         77,000         79,015
 Guangshen Railway ........................        360,000         95,259
*Shenzhen Expressway ......................        536,000        103,778
                                                                ---------
                                                                  347,447
                                                                ---------
 HUNGARY-2.72%
*Magyar Tavkozlesi ........................          2,280         59,280
 MOL Magyar Olaj-es-GDR ...................          4,000         97,600
                                                                ---------
                                                                  156,880
                                                                ---------
 INDIA-8.84%
 Gujarat Ambuja Cement-GDR ................          3,400         24,225
 INDIA FUND, (THE) ........................         15,700        115,787
 Larsen & Toubro-GDR ......................          7,750         86,025
*Mahanagar Telecom Nigam ..................          4,175         64,504
 Tata Engineering & Locomotive
  Limited-GDR .............................         12,000        100,020
 VIDESH SANCHAR NIGAM LIMITED .............          8,560        120,054
                                                                ---------
                                                                  510,615
                                                                ---------
 INDONESIA-0.40%
 PT Bank Dagang Nasional ..................        171,000         10,882
 PT Semen Gresik ..........................         18,000         10,555
 PT United Tractors .......................         15,500          1,832
                                                                ---------
                                                                   23,269
                                                                ---------
 ISRAEL-3.53%
 Bank Hapoalim ............................         39,300         94,291
 ISRAEL CHEMICALS LIMITED .................         81,000        109,645
                                                                ---------
                                                                  203,936
                                                                ---------
 MALAYSIA-6.49%
 Leader Universal Holdings ................        139,000         42,868
 Petronas Dagangan Berhad .................         77,000         65,305
 Public Finance Berhad ....................         17,000          4,675
 Resorts World Berhad .....................         54,000         90,902
 Rothmans of Pall Mall Berhad .............         14,000        108,841
 Sime Darby Berhad ........................         65,000         62,478
                                                                ---------
                                                                  375,069
                                                                ---------
54

EMERGING MARKETS SERIES
STATEMENT OF NET ASSETS (CONTINUED)

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                                  (U.S. $)
 COMMON STOCK (CONTINUED)
 MEXICO-6.84%
 ALFA de C.V.-Class A .....................         13,300      $  90,019
*CEMEX DE C.V.-CLASS B ....................         24,500        129,986
*Grupo Minsa-Class C ......................         34,400         27,633
*Grupo Minsa-ADR ..........................          2,400         18,000
 VITRO-ADR ................................          9,900        129,319
                                                                ---------
                                                                  394,957
                                                                ---------
 PERU-3.06%
 Banco de Credito del Peru ................         54,717         63,652
 Cementos Lima ............................          3,335         72,672
 Credicorp Limited ........................          2,250         40,500
                                                                ---------
                                                                  176,824
                                                                ---------
 PHILIPPINES-2.18%
 PHILIPPINE LONG DISTANCE
  TELEPHONE COMPANY ADR ...................          5,600        126,000
                                                                ---------
                                                                  126,000
                                                                ---------
 POLAND-1.91%
 ELEKTRIM SPOLKA AKCYJNA ..................         11,400        110,281
                                                                ---------
                                                                  110,281
                                                                ---------
 RUSSIA-4.09%
 Gazprom-ADR Reg. S .......................          1,200         28,650
 Gazprom-ADR ..............................          1,900         44,555
 Lukoil Holding-ADR .......................          1,000         92,000
*Mosenergo-ADR Reg. S .....................            700         26,131
                                                                ---------
*Mosenergo-ADR ............................          1,200         44,796
                                                                ---------
                                                                  236,132
                                                                ---------
 SLOVENIA-0.51%
*Blagovno Trgovinski Cent-GDR .............          1,925         14,726
 SKB Banka GDR ............................            800         14,600
                                                                ---------
                                                                   29,326
                                                                ---------
 SOUTH AFRICA-4.85%
 Amalgamated Banks of South Africa ........          4,000         23,015
 ANGLO AMERICAN CORPORATION OF
  SOUTH AFRICA LIMITED ....................          2,850        115,021
 Sappi Limited ............................          8,000         40,276
 Sasol Limited ............................          9,700        101,457
                                                                ---------
                                                                  279,769
                                                                ---------

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                                  (U.S. $)
 COMMON STOCK (CONTINUED)
 SOUTH KOREA-1.14%
 Cho Hung Bank-GDR ........................          1,920      $   2,880
 Korea Electric Power-ADR .................          2,100         23,100
 Pohang Iron & Steel-ADR ..................          2,280         39,758
                                                                ---------
                                                                   65,738
                                                                ---------
 TAIWAN-2.81%
 Asia Cement-GDR ..........................          6,000         71,220
 Yageo-GDR ................................          7,900         90,850
                                                                ---------
                                                                  162,070
                                                                ---------
 THAILAND-2.31%
 Hana MicroElectronics Public Co
  Limited .................................         18,300         43,430
 K. R. Precision Public Limited ...........          7,200         28,272
*Ruang Khao 2 Fund ........................        553,600         50,164
 Thai Reinsurance Public
  Co. Limited .............................          8,600         11,782
                                                                ---------
                                                                  133,648
                                                                ---------
 TURKEY-1.43%
*Netas-Northern Eleckrik
 Telekomunikayson A.S .....................        229,200         82,856
                                                                ---------
                                                                   82,856
                                                                ---------
 TOTAL COMMON STOCK
  (COST $5,813,231) .......................                     4,789,437
                                                                ---------
 WARRANTS-0.01%
 HONG KONG-0.01%
*Guangdong Investments Warrants ...........          4,600            629
                                                                ---------
 TOTAL WARRANTS (COST $0)  ................                           629
                                                                ---------

EMERGING MARKETS SERIES
STATEMENT OF NET ASSETS (CONTINUED)
                                                  PRINCIPAL        MARKET
                                                   AMOUNT          VALUE
                                                                  (U.S.$)
REPURCHASE AGREEMENTS-16.93%
With Chase Manhattan 6.00%
  01/02/98 (dated 12/31/97, collateralized by
  $153,000 U.S. Treasury Notes 7.75%
  due 01/31/00, market value $164,467 and
  $124,000 U.S. Treasury Notes 7.75%
  due 11/30/99, market value
  $129,021) ...............................      $ 287,000      $ 287,000
With JP Morgan Securities 6.25% 01/02/98
  (dated 12/31/97, collateralized by
  $307,000 U.S. Treasury Notes 6.00%
  due 05/31/98, market value $308,914 and
  $96,000 U.S. Treasury Notes 9.00% due
  05/15/98, market value $98,162) .........        399,000        399,000

                                                  PRINCIPAL        MARKET
                                                   AMOUNT          VALUE
                                                                  (U.S.$)
REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 6.375% 01/02/98
  (dated 12/31/97, collateralized by
  $297,000 U.S. Treasury Notes
  6.25% due 06/30/98,
  market value $297,730) ..................      $ 292,000      $ 292,000
TOTAL REPURCHASE AGREEMENTS
  (COST $978,000) .........................                       978,000
                                                                ---------


TOTAL MARKET VALUE OF SECURITIES-99.87%
  (COST $6,791,231)..........................................  $5,768,066



RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.13%........       7,718
                                                               ----------
NET ASSETS APPLICABLE TO 650,377 SHARES ($.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $ 8.88 PER SHARE-100.00%........  $5,775,784
                                                               ==========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized
  to the Fund with 50,000,000 shares allocated to
  the Series ................................................  $6,644,212
Undistributed net investment income **.......................      16,386
Accumulated net realized gain on investments.................     138,857
Net unrealized depreciation of investments and foreign
  currencies ................................................  (1,023,671)
                                                               ----------
Total net assets.............................................  $5,775,784
                                                               ==========
----------
 *Non-income producing security.
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

----------
  ADR--American Depository Receipt
  GDR--Global Depository Receipt

                            See accompanying notes
56

DELAWARE GROUP PREMIUM FUND, INC.-INTERNATIONAL EQUITY SERIES
STATEMENT OF NET ASSETS
December 31, 1997

                                                                   MARKET
                                                   NUMBER OF       VALUE
                                                    SHARES        (U.S. $)
 COMMON STOCK-93.72%
 AUSTRALIA-10.20%
+Amcor ....................................        865,000      $ 3,803,946
 CSR ......................................      1,224,966        4,149,940
 FOSTER'S BREWING GROUP ...................      2,827,051        5,378,125
 NATIONAL AUSTRALIA BANK ..................        448,327        6,259,382
 Telstra ..................................        328,090          692,552
                                                                -----------
                                                                 20,283,945
                                                                -----------
 BELGIUM-3.16%
 ELECTRABEL SA ............................         27,200        6,283,973
                                                                -----------
                                                                  6,283,973
                                                                -----------
 FRANCE-8.23%
 Alcatel Alsthom ..........................         38,015        4,828,003
 Compagnie de Saint Gobain ................         25,299        3,591,043
 Elf Aquitaine ............................         36,583        4,251,366
 Societe Generale .........................         27,108        3,690,306
                                                                -----------
                                                                 16,360,718
                                                                -----------
 GERMANY-9.29%
 Bayer ....................................        134,600        4,994,885
 Continental ..............................        117,200        2,638,833
+RHEINISCH WESTFAELISCHES
  ELEKTRIC ................................        121,000        6,491,452
 Siemens ..................................         72,050        4,346,032
                                                                -----------
                                                                 18,471,202
                                                                -----------
 HONG KONG-3.64%
 Hong Kong Electric .......................        810,000        3,079,073
 Wharf Holdings ...........................      1,900,000        4,169,194
                                                                -----------
                                                                  7,248,267
                                                                -----------
 JAPAN-12.70%
+Amano ....................................        185,000        1,419,311
+Eisai ....................................        287,000        4,381,681
 HITACHI ..................................        728,000        5,194,217
+Kinki Coca-Cola Bottling .................        191,000        2,036,826
 Koito Manufacturing ......................        596,000        2,377,691
 Matshushita Electric Industrial ..........        290,000        4,249,493
 Nichido Fire & Marine ....................        483,000        2,519,775
 West Japan Railway .......................            965        3,079,828
                                                                -----------
                                                                 25,258,822
                                                                -----------
 MALAYSIA-0.50%
 Oriental Holdings Berhad .................        510,720          624,782
 Sime Darby Berhad ........................        380,000          365,253
                                                                -----------
                                                                    990,035
                                                                -----------
----------
Top 10 stock holdings, representing 29.0% of net assets, are in bold.

                                                                  MARKET
                                                 NUMBER OF        VALUE
                                                  SHARES         (U.S. $)
 COMMON STOCK (CONTINUED)
 NETHERLANDS-6.16%
 Elsevier .................................        199,500      $ 3,229,015
 Koninklijke Van Ommeren ..................         60,100        2,016,679
 Royal Dutch Petroleum ....................         63,000        3,460,104
 Unilever .................................         57,440        3,543,054
                                                                -----------
                                                                 12,248,852
                                                                -----------
 NEW ZEALAND-3.25%
 Carter Holt Harvey Limited ...............      1,187,800        1,834,118
+Telecom Corporation of New Zealand .......        954,784        4,628,005
                                                                -----------
                                                                  6,462,123
                                                                -----------
 PHILIPPINES-0.88%
 Philippine Long Distance Telephone
  Company ADR .............................         77,800        1,750,500
                                                                -----------
                                                                  1,750,500
                                                                -----------
 SINGAPORE-0.86%
 Jardine Matheson Holdings ................        336,622        1,716,772
                                                                -----------
                                                                  1,716,772
                                                                -----------
 SOUTH KOREA-0.06%
 Cho Hung Bank Limited GDR ................         80,948          121,422
                                                                -----------
                                                                    121,422
                                                                -----------
 SPAIN-5.53%
 Banco Central Hispanoamericano ...........        184,898        4,502,457
+Iberdrola SA .............................        197,800        2,603,059
 Telefonica de Espana .....................        136,500        3,897,313
                                                                -----------
                                                                 11,002,829
                                                                -----------
 UNITED KINGDOM-29.26%
 BASS .....................................        411,000        6,345,562
 BG .......................................        617,647        2,791,536
 Blue Circle Industry .....................        688,236        4,038,635
 BOOTS ....................................        433,200        6,309,595
 BRITISH AIRWAYS ..........................        525,000        5,165,615
 Cable & Wireless .........................        556,000        4,902,017
 Centrica .................................        700,000        1,016,092
 GKN ......................................        252,000        5,183,455
 GLAXO WELLCOME ...........................        214,470        5,087,188
 Great Universal Stores ...................        323,000        3,995,914
 Rio Tinto ................................        412,100        4,795,699
 Taylor Woodrow ...........................      1,365,000        4,019,048
 Unigate ..................................        458,000        4,544,158
                                                                -----------
                                                                 58,194,514
                                                                -----------
 TOTAL COMMON STOCK
  (COST $164,798,064) .....................                     186,393,974
                                                                -----------

INTERNATIONAL EQUITY SERIES
STATEMENT OF NET ASSETS (CONTINUED)
                                                                    MARKET
                                                  NUMBER OF         VALUE
                                                   SHARES          (U.S. $)
 WARRANTS-0.01%
 INDONESIA-0.01%
*PT Bank Dagang Nasional ..................        567,750      $     5,265
                                                                  -----------
 TOTAL WARRANTS (COST $0) .................                           5,265
                                                                  -----------
                                                  PRINCIPAL
                                                   AMOUNT
REPURCHASE AGREEMENTS-6.00%
With Chase Manhattan 6.00% 01/02/98
  (dated 12/31/97, collateralized by
  $1,872,000 U.S. Treasury Notes
  7.75% due 01/31/00, market value
  $2,006,561 and $1,509,000
  U.S. Treasury Notes 7.75% due
  11/30/99, market value $1,574,111) ......      $3,508,000       3,508,000
With JP Morgan Securities 6.25%
  01/02/98 (dated 12/31/97, collateralized
  by $1,169,000 U.S. Treasury Notes
  9.00% due 05/15/98, market value
  $1,197,620 and $3,744,000
  U.S. Treasury Notes 6.00% due 05/31/98,
  market value $3,768,882) ................       4,867,000       4,867,000
With PaineWebber 6.375% 01/02/98
  (dated 12/31/97, collateralized by
  $3,618,000 U.S. Treasury Notes
  6.25% due 06/30/98,
  market value $3,632,427) ................      3,557,000        3,557,000
                                                                -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $11,932,000) ......................                      11,932,000
                                                                -----------

TOTAL MARKET VALUE OF SECURITIES-99.73% (COST $176,730,064)... $198,331,239

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.27%.........      532,022
                                                               ------------
NET ASSETS APPLICABLE TO 12,815,894 SHARES ($.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $15.52 PER SHARE-100.00%......... $198,863,261
                                                               ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized
  to the Fund with 50,000,000 shares allocated to the
  Series ..................................................... $171,652,423
Undistributed net investment income**.........................    7,156,052
Accumulated net realized loss on investments..................   (1,517,754)
Net unrealized appreciation of investments and
  foreign currencies .........................................   21,572,540
                                                               ------------
Total net assets.............................................. $198,863,261
                                                               ============
----------
 *Non-income producing security.
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Security is partially or fully on loan.

----------
  ADR--American Depository Receipt
  GDR--Global Depository Receipt

                            See accompanying notes
58

DELAWARE GROUP PREMIUM FUND, INC.-GLOBAL BOND SERIES
STATEMENT OF NET ASSETS
December 31, 1997

                                                                    MARKET
                                                  PRINCIPAL         VALUE
                                                   AMOUNT*         (U.S. $)
BONDS-93.34%
AUSTRALIA-3.11%
Queensland Treasury Global
  8.00% 8/14/01 ........................... A$     750,000      $   524,065
                                                                -----------
                                                                    524,065
                                                                -----------
CANADA-8.99%
Autobahn Schnell 8.50% 3/3/03 ............. C$      60,000           46,801
Export-Import Bank of Japan
  7.75% 10/8/02 ...........................        160,000          120,326
General Electric Capital of Canada
  7.125% 2/12/04 ..........................        100,000           74,111
Government of Canada
  9.00% 12/1/04 ...........................        100,000           83,818
Government of Canada
  10.25% 3/15/14 ..........................        600,000          612,978
Japan Highway
  7.875% 9/27/02 ..........................        400,000          302,039
KFW International Finance
  6.50% 12/28/01 ..........................         60,000           43,024
Kingdom of Norway
  8.375% 1/27/03 ..........................        200,000          155,217
Ontario Hydro 10.00% 3/19/01 ..............        100,000           78,964
                                                                -----------
                                                                  1,517,278
                                                                -----------
DENMARK-1.91%
Kingdom of Denmark
  7.00% 11/15/07 .......................... Dk     500,000           80,119
Kingdom of Denmark
  8.00% 11/15/01 ..........................      1,500,000          241,779
                                                                -----------
                                                                    321,898
                                                                -----------
GERMANY-14.48%
LKB Baden-Wurt L-Finance NV
  5.25% 9/26/01 ........................... Dem    500,000          282,001
LKB Baden-Wurt L-Finance NV
  6.625% 8/20/03 ..........................        250,000          148,714
DSL Finance NV Amsterdam
  6.00% 2/21/06 ...........................        500,000          289,090
Deut Pfandbriefe Hypobk Bank
  5.625% 2/7/03 ...........................        500,000          285,476
Deutschland Republic
  6.50% 7/15/03 ...........................      1,500,000          896,039
International Bank Reconstruction
  & Development 6.125% 9/27/02 ............        150,000           87,728

                                                                    MARKET
                                                    PRINCIPAL       VALUE
                                                     AMOUNT*       (U.S. $)
BONDS (CONTINUED)
GERMANY (CONTINUED)
Republic of Finland
  5.50% 2/9/01 ............................ Dem        800,000  $   455,205
                                                                -----------
                                                                  2,444,253
                                                                -----------
ITALY-5.44%
Italian Government
  9.50% 2/1/01 ............................ Itl    300,000,000      190,867
Italian Government
  12.00% 1/1/03 ...........................      1,000,000,000      727,798
                                                                -----------
                                                                    918,665
                                                                -----------
JAPAN-5.25%
Federal National Mortgage
  Association 2.00% 12/20/99 .............. Jpy     70,000,000      551,469
International Bank Reconstruction
  & Development 4.50% 6/20/00 .............         20,000,000      167,536
Republic of Italy 3.50% 6/20/01 ...........         20,000,000      166,385
                                                                -----------
                                                                    885,390
                                                                -----------
NETHERLANDS-9.79%
Netherlands Government
  8.25% 9/15/07 ........................... Nlg      1,400,000      837,651
Netherlands Government
  9.00% 5/15/00 ...........................          1,500,000      814,582
                                                                -----------
                                                                  1,652,233
                                                                -----------
NEW ZEALAND-7.74%
New Zealand Government
  8.00% 2/15/01 ........................... NZ$        250,000      147,447
New Zealand Government
  8.00% 4/15/04 ...........................          1,100,000      664,858
New Zealand Government
  8.00% 11/15/06 ..........................            800,000      493,704
                                                                -----------
                                                                  1,306,009
                                                                -----------
SPAIN-2.37%
Spanish Government
  0.00% 1/31/01 ........................... Sp      30,000,000      198,267
Spanish Government
  0.00% 1/31/08 ...........................         30,000,000      201,693
                                                                -----------
                                                                    399,960
                                                                -----------

GLOBAL BOND SERIES
STATEMENT OF NET ASSETS (CONTINUED)


                                                                   MARKET
                                                  PRINCIPAL        VALUE
                                                   AMOUNT*        (U.S. $)
BONDS (CONTINUED)
SWEDEN-2.62%
Swedish Government
  8.00% 8/15/07 ........................... Sk   2,200,000      $   318,114
Swedish Government
  9.00% 4/20/09 ...........................        300,000           46,804
Swedish Government
  13.00% 6/15/01 ..........................        500,000           77,402
                                                                -----------
                                                                    442,320
                                                                -----------
UNITED KINGDOM-5.47%
Abbey National Treasury
  8.00% 4/2/03 ............................ Gbp    200,000          343,508
Glaxo Wellcome 8.75% 12/1/05 ..............         80,000          146,146
Powergen 8.50% 7/3/06  ....................        100,000          177,734
SmithKline Beecham
  8.375% 12/29/00 .........................        150,000          255,002
                                                                -----------
                                                                    922,390
                                                                -----------
UNITED STATES-26.17%
J. Sainsbury 6.25% 3/27/02 ................     $  100,000           99,750
Korea Electric Power
  6.375% 12/1/03 ..........................        100,000           74,500

                                                                    MARKET
                                                 PRINCIPAL          VALUE
                                                  AMOUNT*          (U.S. $)
BONDS (CONTINUED)
UNITED STATES (CONTINUED)
Matsushita Electric
  7.25% 8/1/02 ............................     $  200,000      $   207,250
Republic of Finland
  7.875% 7/28/04 ..........................        200,000          219,125
U.S. Treasury Bonds
  13.375% 8/15/01 .........................        700,000          874,671
U.S. Treasury Inflation Index Notes
  3.375% 1/15/07 ..........................        406,980          396,549
U.S. Treasury Notes
  5.75% 9/30/99 ...........................        700,000          701,190
U.S. Treasury Notes
  6.125% 7/31/00 ..........................        300,000          303,144
U.S. Treasury Notes
  6.375% 8/15/27 ..........................        400,000          422,348
U.S. Treasury Notes
  7.875% 11/15/04 .........................      1,000,000        1,118,490
                                                                 -----------
                                                                  4,417,017
                                                                 -----------
TOTAL BONDS
  (COST $16,063,553) ......................                      15,751,478
                                                                -----------
60

GLOBAL BOND SERIES
STATEMENT OF NET ASSETS (CONTINUED)


                                                                     MARKET
                                                   PRINCIPAL         VALUE
                                                    AMOUNT*         (U.S. $)
REPURCHASE AGREEMENTS-3.96%
With Chase Manhattan 6.00% 01/02/98
  (dated 12/31/97, collateralized by
  $105,000 U.S. Treasury Notes 7.75%
  due 01/31/00, market value $112,503
  and $85,000 U.S. Treasury Notes 7.75%
  due 11/30/99, market value $88,257) .....        $197,000     $   197,000
With JP Morgan Securities 6.25% 01/02/98
  (dated 12/31/97, collateralized by
  $65,000 U.S. Treasury Notes 9.00% due
  05/15/98, market value $67,148, and
  $210,000 U.S. Treasury Notes
  6.00% due 05/31/98,
  market value $211,313) ..................         273,000         273,000
With PaineWebber 6.375% 01/02/98
  (dated 12/31/97, collateralized by
  $203,000 U.S. Treasury Notes 6.25%
  due 06/30/98, market value $203,662) ....         199,000         199,000
                                                                -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $669,000) .........................                         669,000
                                                                -----------

TOTAL MARKET VALUE OF SECURITIES-97.30% (COST $16,732,553)....  $16,420,478

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-2.70%.........      455,118
                                                                -----------
NET ASSETS APPLICABLE TO 1,607,409 SHARES ($.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $10.50 PER SHARE-100.00%.........  $16,875,596
                                                                ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized
  to the Fund with 50,000,000 shares allocated to the
  Series .....................................................  $16,798,618
Undistributed net investment income**.........................      340,021
Accumulated net realized gain on investments..................       15,587
Net unrealized depreciation of investments and foreign
  currencies .................................................     (278,630)
                                                                -----------
Total net assets..............................................  $16,875,596
                                                                ===========
----------
*Principal amount is stated in the currency in which each bond is denominated.
       A$--Australian Dollars        Jpy--Japanese Yen
       C$--Canadian Dollars          Nlg--Dutch Guilders
       Dk--Danish Kroner             NZ$--New Zealand Dollars
      Dem--German Deutsche Marks      Sp--Spanish Peseta
      Gbp--British Pounds             Sk--Swedish Kroner
      Itl--Italian Lira                $--U.S. Dollars

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES) STATEMENT OF NET ASSETS
December 31, 1997



                                                 PRINCIPAL          MARKET
                                                   AMOUNT           VALUE
CORPORATE BONDS-85.18%
AEROSPACE & DEFENSE-2.62%
Atlas Air sr nts 10.75% 8/1/05................. $1,700,000        $1,797,750
Derlan Manufacturing sr nts
 10.00% 1/15/07................................    150,000           156,750
Federal Data sr sub nts
 10.125% 8/1/05................................    550,000           558,250
Roller Bearing sr sub nts
 9.625% 6/15/07................................     75,000            75,563
                                                                 ----------
                                                                   2,588,313
                                                                 ----------
AUTOMOBILES & AUTOMOTIVE PARTS-3.53%
ADV Accessory/AAS Cap sr sub nts
 9.75% 10/1/07.................................    400,000           395,000
CSK Auto sr sub nts 11.00% 11/1/06.............    500,000           545,000
Delco Remy International sr sub nts
 10.625% 8/1/06................................    250,000           270,625
Exide Corp sr nts 10.75% 12/15/02..............    100,000           105,875
Motors and Gears sr sub nts
 10.75% 11/15/06...............................    700,000           745,500
Ryder Transportation sr sub nts
 10.00% 12/1/06................................    275,000           276,375
Speedy Muffler King sr sub nts
 10.875% 10/1/06...............................    550,000           349,250
Stanadyne Automobile sr sub nts
 10.25% 12/15/07...............................    800,000           800,000
                                                                 ----------
                                                                   3,487,625
                                                                 ----------
BANKING, FINANCE & INSURANCE-0.10%
Western Financial Bank sr disc nts
 8.875% 8/1/07.................................    100,000            96,750
                                                                 ----------
                                                                      96,750
                                                                 ----------
BUILDINGS & MATERIALS-5.88%
American Architectural sr nts
 11.75% 12/1/07................................    500,000           502,500
American Builders and Contractors
 sr sub nts 10.625% 5/15/07....................    325,000           338,406
Atrium sr sub nts 10.50% 11/15/06..............    600,000           629,250
Clark Materials Handling sr sub nts
 10.75% 11/15/06...............................    500,000           532,500
Collins & Aikman Floorcover sr sub nts
 10.00% 1/15/07................................    750,000           780,000
Kevco sr sub nts 10.375% 12/1/07...............    400,000           409,000
Nortek sr nts 9.25% 3/15/07....................    500,000           511,250

                                                 PRINCIPAL         MARKET
                                                   AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
BUILDINGS & MATERIALS (CONTINUED)
Reliant Building sr sub nts
 10.875% 5/1/04................................ $ 750,000        $  782,813
Safelite Glass sr nts
 9.875% 12/15/06...............................   500,000           548,750
Williams Scotsman sr sub nts
 9.875% 6/1/07.................................   750,000           776,250
                                                                  ---------
                                                                  5,810,719
                                                                  ---------

CABLE, MEDIA & PUBLISHING-6.60%
Adelphia Communications sr debs
 11.875% 9/15/04...............................   400,000           437,000
American Banknote sr sub nts
 11.25% 12/1/07................................   500,000           501,875
Fox Kids Worldwide sr disc nts
 0.00%/10.25% 11/1/07.......................... 1,200,000           714,000
Frontiervision Holdings sr disc nts
 11.875% 9/15/07...............................   650,000           479,375
Intermedia Capital Partners sr nts
 11.25% 8/1/06.................................   500,000           556,250
Knology Holdings sr sub nts
 14.25% 10/15/07...............................   100,000           550,000
Lamar Advertising sr sub nts
 9.625% 12/1/06................................   500,000           540,000
Marcus Cable sr disc nts
 0.00%/14.25% 12/15/05.........................   800,000           694,000
Northland Cable Television sr sub nts
 10.25% 11/15/07...............................   750,000           792,188
Pegasus sr nts 9.625% 10/15/05.................   250,000           256,875
Rogers Cablesystems sr sub nts
 11.00% 12/1/15................................   270,000           313,200
STC Broadcasting sr sub nts
 11.00% 3/15/07................................   400,000           432,500
Sullivan Graphics sr sub nts
 12.75% 8/1/05.................................   250,000           255,000
                                                                  ---------
                                                                  6,522,263
                                                                  ---------
CHEMICALS-3.44%
Harris Chemical sr sub nts
 10.75% 10/15/03 ..............................   150,000           160,500
Huntsman sr sub nts 9.50% 7/1/07 ..............   400,000           420,000
Koppers Industries sr sub nts
 9.875% 12/1/07 ...............................   500,000           515,000
Laroche Industries sr sub nts
 9.50% 9/15/07 ................................ 1,000,000           992,500

DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES)
STATEMENT OF NET ASSETS (CONTINUED)


                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
CHEMICALS (CONTINUED)
PCI Chemicals Canada sr nts
 9.25% 10/15/07 ..............................  $  175,000       $  175,219
Sterling Chemical Holdings sr disc nts
 0.00%/13.50% 8/15/08 ........................   1,275,000          865,406
Texas Petrochemical sr sub nts
 11.125% 7/1/06 ..............................     250,000          273,437
                                                                -----------
                                                                  3,402,062
                                                                -----------
COMPUTERS & TECHNOLOGY-0.86%
Cellnet Data Systems sr sub nts
 0.00%/14.00% 10/1/07.........................     100,000          515,000
Decisionone sr sub nts 9.75% 8/1/07...........     325,000          338,813
                                                                -----------
                                                                    853,813
                                                                -----------
CONSUMER PRODUCTS-7.01%
Calmar sr sub nts 11.50% 8/15/05..............     500,000          533,750
Coleman Escrow 1st priority disc nts
 0.00% 5/15/01................................   1,000,000          665,000
Coleman Escrow 2nd priority disc nts
 0.00% 5/15/01................................     575,000          346,437
Desa International sr sub nts
 9.875% 12/15/07..............................     200,000          205,500
Drypers sr nts 10.25% 6/15/07.................     500,000          506,250
French Fragrances sr nts
 10.375% 5/15/07..............................   1,000,000        1,055,000
Precise Technology sr sub nts
 11.125% 6/15/07..............................      75,000           77,250
Prime Succession Acquisition sr sub nts
 10.75% 8/15/04...............................     200,000          220,000
Revlon Worldwide sr disc nts
 0.00% 3/15/01................................     600,000          414,000
Riddell Sports sr unsec nts
 10.50% 7/15/07...............................     400,000           416,000
Shop Vac sr sub nts 10.625% 9/1/03............     500,000           544,375
Standard Commercial sr nts
 8.875% 8/1/05................................   1,000,000         1,008,750
William Carter sr sub nts
 10.375% 12/1/06..............................     600,000           634,500
Zeta Consumer Products sr nts
 11.25% 11/30/07..............................     300,000           306,000
                                                                  ----------
                                                                   6,932,812
                                                                  ----------

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRONICS & ELECTRICAL EQUIPMENT-0.89%
Communications Instruments sr sub nts
 10.00% 9/15/04...............................  $  250,000       $   255,000
IMO Industries sr sub nts
 11.75% 5/1/06................................     500,000           553,750
International Logistics sr nts
 9.75% 10/15/07...............................      75,000            74,625
                                                                 -----------
                                                                     883,375
                                                                 -----------
ENERGY-5.00%
Gothic Energy sr nts 12.25% 9/1/04............     100,000           105,250
Mariner Energy sr sub nts
 10.50% 8/1/06................................     500,000           526,250
Panaco sr nts 10.625% 10/1/04.................     425,000           428,188
Rutherford-Moran Oil sr sub nts
 10.75% 10/1/04...............................     750,000           763,125
Statia Terminals 1st mtg nts
 11.75% 11/15/03..............................     250,000           264,687
TransAmerican Energy
 sr nts 11.50% 6/15/02........................     250,000           245,625
 sr disc nts 0.00%/13.00% 6/15/02.............   1,000,000           800,000
Transamerica Refining units
 16.00% 6/30/03...............................   1,000,000         1,020,000
United Refining sr unsec nts
 10.75% 6/15/07...............................     750,000           789,375
                                                                  ----------
                                                                   4,942,500
                                                                  ----------
ENVIRONMENTAL SERVICES-0.29%
Hydrochem Industrial sr sub nts
 10.375% 8/1/07...............................     275,000           283,938
                                                                  ----------
                                                                     283,938
                                                                  ----------
FOOD, BEVERAGE & TOBACCO-4.96%
Ameriking sr nts 10.75% 12/1/06...............     450,000           472,500
Ameriserv Food sr nts
 10.125% 7/15/07..............................     750,000           787,500
B & G Foods sr sub nts
 9.625% 8/1/07................................     500,000           505,000
Core-Mark sr sub nts
 11.375% 9/15/03..............................     200,000           212,000
Del Monte Foods sr disc nts
 0.00%/12.50% 12/15/07........................   1,400,000           808,500
DiGiorgio sr nts 10.00% 6/15/07...............     775,000           761,437
Electronic Retailing Systems sr disc nts
 13.25% 2/1/04................................     500,000           340,000

DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES)
STATEMENT OF NET ASSETS (CONTINUED)


                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
International Home Foods sr sub nts
 10.375% 11/1/06..............................  $  125,000       $   137,500
SC International Services sr sub nts
 9.25% 9/1/07.................................     250,000           258,125
Windy Hill Pet Food sr sub nts
 9.75% 5/15/07................................     600,000           625,500
                                                                 -----------
                                                                   4,908,062
                                                                 -----------
HEALTHCARE & PHARMACEUTICALS-0.94%
Alliance Imaging sr sub nts
 9.625% 12/15/05..............................     400,000           407,000
Dynacare sr nts 10.75% 1/15/06................     500,000           526,250
                                                                 -----------
                                                                     933,250
                                                                 -----------
INDUSTRIAL MACHINERY-2.77%
AEP Industries sr sub nts
 9.875% 11/15/07..............................     200,000           206,000
Cambridge Industries sr sub nts
 10.25% 7/15/07...............................     800,000           835,000
Hawk sr nts 10.25% 12/1/03....................     630,000           674,100
Safety Components International
 sr sub nts 10.125% 7/15/07...................     600,000           620,250
Trench Electric sr sub nts
 10.25% 12/15/07..............................     400,000           407,500
                                                                  ----------
                                                                   2,742,850
                                                                  ----------
LEISURE, LODGING & ENTERTAINMENT-4.44%
American Skiing sr sub nts
 12.00% 7/15/06...............................     300,000           331,500
Booth Creek Ski Holdings sr nts
 12.50% 3/15/07...............................     600,000           589,500
Casino America sr nts 12.50% 8/1/03...........     650,000           705,250
Hollywood Casino sr nts
 12.75% 11/1/03...............................     600,000           642,000
Station Casinos sr sub nts
 9.75% 4/15/07................................     575,000           600,875
Town Sports International sr nts
 9.75% 10/15/04...............................     325,000           328,250
Trump Atlantic City 1st mtg nts
 11.25% 5/1/06................................     500,000           485,000
Venetian Casino mtg nts
 12.25% 11/15/04..............................     700,000           703,500
                                                                  ----------
                                                                   4,385,875
                                                                  ----------

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
METALS & MINING-2.32%
AK Steel sr nts 10.75% 4/1/04................   $  750,000       $   802,500
Commonwealth Aluminum sr sub nts
 10.75% 10/1/06..............................      200,000           214,750
Gulf States Steel 1st mtg nts
 13.50% 4/15/03..............................      250,000           257,500
Metallurg sr nts 11.00% 12/1/07..............      300,000           309,750
Westmin Resources sr nts
 11.00% 3/15/07..............................      650,000           711,750
                                                                 -----------
                                                                   2,296,250
                                                                 -----------
PACKAGING & CONTAINERS-2.25%
Gaylord Container sr nts
 9.75% 6/15/07...............................      550,000           537,625
Riverwood International sr sub nts
 10.875% 4/1/08..............................      800,000           772,000
Silgan Holdings debs pik
 13.25% 7/15/06..............................      532,000           605,815
Stone Container sr sub nts
 12.25% 4/1/02...............................      300,000           306,000
                                                                  ----------
                                                                   2,221,440
                                                                  ----------
PAPER & FOREST PRODUCTS-3.18%
Fibermark sr nts 9.375% 10/15/06.............      400,000           416,000
Four M sr nts 12.00% 6/1/06..................    1,000,000         1,067,500
MAXXAM Group
 sr sec nts 11.25% 8/1/03....................      950,000         1,009,375
 sr sec nts 12.00% 8/1/03....................      600,000           651,750
                                                                  ----------
                                                                   3,144,625
                                                                  ----------
RETAIL-5.50%
Carrols sr nts 11.50% 8/15/03................      200,000           213,000
Central Tractor sr nts
 10.625% 4/1/07..............................      140,000           148,400
Chief Auto Parts sr sub nts
 10.50% 5/15/05..............................      900,000           902,250
Fleming sr sub nts 10.50% 12/1/04............    1,750,000         1,837,500
Jitney-Jungle Stores sr sub nts
 10.375% 9/15/07.............................    1,300,000         1,348,750
Leslie's Poolmart sr nts
 10.375% 7/15/04.............................      500,000           516,875
Petro Stopping Centers sr nts
 10.50% 2/1/07...............................      350,000           371,875
Shoppers Food Warehouse sr nts
 9.75% 6/15/04...............................      100,000           102,500
                                                                  ----------
                                                                   5,441,150
                                                                  ----------

DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES)
STATEMENT OF NET ASSETS (CONTINUED)


                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS-16.77%
Adelphia Communications sr nts pik
 9.50% 2/15/04................................  $  340,437       $   348,947
Arch Communications sr disc nts
 0.00%/10.875% 3/15/08........................   1,000,000           620,000
BTI Telecom sr nts 10.50% 9/15/07.............   1,500,000         1,537,500
Comcast Cellular sr nts 9.50% 5/1/07..........   1,000,000         1,047,500
EchoStar Communications sr sec nts
 12.50% 7/1/02................................   1,000,000         1,092,500
GST USA sr disc nts
 0.00%/13.875% 12/15/05.......................   1,000,000           765,000
Galaxy Telecommunication L.P.
 sr sub nts 12.375% 10/1/05...................     500,000           551,250
Highwaymaster Communications
 sr nts 13.75% 9/15/05........................     900,000           918,000
Iridium LLC/Capital sr nts
 11.25% 7/15/05...............................     500,000           495,000
Jacor Communications unsec
 sr sub nts 9.75% 12/15/06....................     500,000           538,750
MGC Communications sr nts
 13.00% 10/1/04...............................     300,000           301,500
McCaw International units
 0.00%/13.00% 4/15/07.........................     300,000           178,500
Metrocall unsec sr sub nts
 10.375% 10/1/07..............................   1,475,000         1,504,500
Metronet Communications sr disc nts
 10.75% 11/1/07...............................     400,000           245,000
Nextel Communications
 sr disc nts 0.00%/9.75% 8/15/04..............   1,000,000           890,000
 sr disc nts 0.00%/10.65% 9/15/07.............   1,650,000         1,045,687
Paging Network sr sub nts
 10.125% 8/1/07...............................     450,000           471,937
RCN sr nts 10.00% 10/15/07....................     200,000           206,500
RCN sr disc nts 0.00% 10/15/07................   2,750,000         1,732,500
Telegroup sr disc nts
 0.00%/10.50% 11/1/04.........................     125,000            97,500
TELEX Communications sr sub nts
 10.50% 5/1/07................................   1,000,000           987,500
Teligent sr nts 11.50% 12/1/07................   1,000,000         1,005,000
                                                                  ----------
                                                                  16,580,571
                                                                  ----------

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
TEXTILES, APPAREL & FURNITURE-1.88%
Anvil Knitwear sr nts
 10.875% 3/15/07..............................  $1,000,000       $ 1,027,500
J Crew Group debs 0.00% 10/15/08..............     175,000            82,031
J Crew Operating sr sub nts
 10.375% 10/15/07.............................     500,000           438,750
Scovill Fasteners sr nts
 11.25% 11/30/07..............................     300,000           307,500
                                                                 -----------
                                                                   1,855,781
                                                                 -----------
TRANSPORTATION & SHIPPING-1.76%
Chemical Leaman sr nts
 10.375% 6/15/05..............................     500,000           525,000
Equimar Shipholdings 1st priority
 ship mtg nts 9.875% 7/1/07...................     200,000           189,500
Navigator Gas Transport
 nts 10.50% 6/30/07...........................     400,000           427,000
 units 12.00% 6/30/07.........................     400,000           450,000
Pegasus Shipping Hellas sr mtg nts
 11.875% 11/15/04.............................     150,000           148,313
                                                                   ---------
                                                                   1,739,813
                                                                   ---------
MISCELLANEOUS-2.19%
Burke Industries sr nts
 10.00% 8/15/07...............................     500,000           520,000
Coinmach sr nts 11.75% 11/15/05...............     150,000           166,125
Comforce Operating sr nts
 12.00% 12/1/07...............................     450,000           456,750
Perry-Judd sr sub nts
 10.625% 12/15/07.............................     500,000           515,000
Spinnaker Industries sr nts
 10.75% 10/15/06..............................     500,000           513,125
                                                                   ---------
                                                                   2,171,000
                                                                   ---------
TOTAL CORPORATE BONDS
(COST $81,914,325)............................                   $84,224,837
                                                                 -----------

DELCHESTER SERIES (FORMERLY HIGH YIELD SERIES)
STATEMENT OF NET ASSETS (CONTINUED)


                                                     NUMBER          MARKET
                                                   OF SHARES         VALUE
PREFERRED STOCK-1.85%
American Communication
  Services pik................................         650         $ 679,250
Echostar Communications pik...................         150           157,875
El Paso Electric pik..........................       6,250           693,750
Pegasus Communications unit pik
 12.75% 1/1/02................................       2,500           278,750
*Terex-Appreciation Rights....................         800            14,400
                                                                  ----------
TOTAL PREFERRED STOCK
  (COST $1,688,935)...........................                     1,824,025
                                                                  ----------

CONVERTIBLE PREFERRED STOCK-0.25%
Pantry Pride $14.875 cv pfd...................       2,500           250,313
                                                                  ----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (COST $262,500).............................                       250,313
                                                                  ----------

WARRANTS-0.01%
*Electronic Retailing System
  warrants....................................         500            10,000
*Highway Master warrants......................         800               960
                                                                   ---------
TOTAL WARRANTS
  (COST $21,475)..............................                        10,960
                                                                   ---------

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
REPURCHASE AGREEMENTS-10.84%
With Chase Manhattan 6.00% 01/02/98
 (dated 12/31/97, collateralized by
 $1,681,000 U.S. Treasury Notes 7.75%
 due 01/31/00, market value $1,802,238
 and $1,355,000 U.S. Treasury Notes
 7.75% due 11/30/99, market value
 $1,413,824)..................................  $3,151,000       $ 3,151,000
With JP Morgan Securities 6.25% 01/02/98
 (dated 12/31/97, collateralized by
 $1,051,000 U.S. Treasury Notes 9.00%
 due 05/15/98, market value
 $1,075,670 and $3,363,000
 U.S. Treasury Notes 6.00% due 05/31/98,
 market value $3,385,108).....................   4,371,000         4,371,000
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $3,250,000 U.S. Treasury Notes
 6.25% due 06/30/98,
 market value $3,262,548).....................   3,195,000         3,195,000
                                                                 -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $10,717,000)..........................                    10,717,000
                                                                 -----------


TOTAL MARKET VALUE OF SECURITIES-98.13% (COST $94,604,235).....  $97,027,135


RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.87%..........    1,847,747
                                                                 -----------
NET ASSETS APPLICABLE TO 10,394,599 SHARES
 ($.01 PAR VALUE) OUTSTANDING; EQUIVALENT TO
 $9.51 PER SHARE-100.00%.......................................  $98,874,882
                                                                 ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized
 to the Fund with 50,000,000 shares allocated to the Series....  $96,342,329
Undistributed net investment income............................       75,868
Accumulated net realized gain on investments...................       33,785
Net unrealized appreciation of investments.....................    2,422,900
                                                                 -----------
Total net assets...............................................  $98,874,882
                                                                 ===========
---------------------
* Non-income producing security.

 Summary of Abbreviations:
 cv--convertible      nts--notes            sr--senior
 debs--debentures     pfd--preferred        sub--subordinated
 disc--discount       pik--pay-in-kind      unsec--unsecured
 mtg--mortgage        sec--secured

                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-STRATEGIC INCOME SERIES
STATEMENT OF NET ASSETS
December 31, 1997

                                                             MARKET
                                           PRINCIPAL         VALUE
                                            AMOUNT*         (U.S. $)
CORPORATE BONDS-29.33%
AEROSPACE & DEFENSE-1.23%
Atlas Air sr notes 10.75% 8/1/05 ......... $100,000         $105,750
                                                            --------
                                                             105,750
                                                            --------
AUTOMOBILES & AUTOMOTIVE PARTS-0.29%
Delco Remy International
 8.625% 12/15/07..........................   25,000           25,313
                                                            --------
                                                              25,313
                                                            --------
BANKING, FINANCE & INSURANCE-0.30%
Credit Foncier de France sr sub notes
 8.00% 1/14/02............................   25,000           26,188
                                                            --------
                                                              26,188
                                                            --------
BUILDINGS & MATERIALS-0.91%
Reliant Building sr sub notes
 10.875% 5/1/04...........................   75,000           78,281
                                                            --------
                                                              78,281
                                                            --------
CABLE, MEDIA & PUBLISHING-2.53%
STC Broadcasting sr sub notes
 11.00% 3/15/07...........................  150,000          162,188
Turner Broadcasting 8.375% 7/1/13 ........   50,000           55,750
                                                            --------
                                                             217,938
                                                            --------
CHEMICALS-0.60%
Hydrochem Industrial sr sub notes
 10.375% 8/1/07...........................   25,000           25,813
Precise Technology sr sub notes
 11.125% 6/15/07..........................   25,000           25,750
                                                            --------
                                                              51,563
                                                            --------
COMPUTERS & TECHNOLOGY-0.49%
Decisionone Corporate notes
 9.75% 8/1/07.............................   25,000           26,063
Decisionone Holdings Units
 0.00% 8/1/08.............................   25,000           16,250
                                                            --------
                                                              42,313
                                                            --------
ELECTRONICS & ELECTRICAL EQUIPMENT-0.30%
Insilco sr sub notes 10.25% 8/15/07 ......   25,000           26,219
                                                            --------
                                                              26,219
                                                            --------
ENERGY-2.93%
Panaco 10.625% 10/1/04....................   50,000           50,375
Transamerican Energy sr notes
 11.50% 6/15/02...........................  125,000          122,813
United Refining 10.75% 6/15/07 ...........   75,000           78,938
                                                            --------
                                                             252,126
                                                            --------

                                                             MARKET
                                           PRINCIPAL         VALUE
                                            AMOUNT*         (U.S. $)

CORPORATE BONDS (CONTINUED)
FOOD, BEVERAGE & TOBACCO-3.41%
AFC Enterprises sr sub notes
 10.25% 5/15/07........................... $ 15,000         $ 15,863
CFP Holdings sr notes
 11.625% 1/15/04..........................  100,000           98,750
DiGiorgio sr notes 10.00% 6/15/07 ........   75,000           73,688
Fleming sr sub notes
 10.50% 12/1/04...........................  100,000          105,000
                                                            --------
                                                             293,301
                                                            --------
HEALTHCARE & PHARMACEUTICALS-0.40%
Cardinal Health notes 6.00% 1/15/06 ......   35,000           34,344
                                                            --------
                                                              34,344
                                                            --------
INDUSTRIAL MACHINERY-0.86%
Embotelladora Andina notes
 7.00% 10/1/07............................   50,000           48,750
Roller Bearing Company of America
 sr sub notes 9.625% 6/15/07 .............   25,000           25,188
                                                            --------
                                                              73,938
                                                            --------
LEISURE, LODGING & ENTERTAINMENT-0.31%
Hollywood Theaters sr sub notes
 10.625% 8/1/07...........................   25,000           26,625
                                                            --------
                                                              26,625
                                                            --------
METALS & MINING-2.84%
Keystone Consolidated Industries
 sr notes 9.625% 8/1/07...................   25,000           25,563
Westmin Resources sr notes
 11.00% 3/15/07...........................  200,000          219,000
                                                            --------
                                                             244,563
                                                            --------
PACKAGING & CONTAINERS-1.48%
Stone Container sr sub notes
 12.25% 4/1/02............................  125,000          127,500
                                                            --------
                                                             127,500
                                                            --------

STRATEGIC INCOME SERIES
STATEMENT OF NET ASSETS (CONTINUED)


                                                             MARKET
                                           PRINCIPAL         VALUE
                                            AMOUNT*         (U.S. $)

CORPORATE BONDS (CONTINUED)
RETAIL-3.53%
Central Tractor sr notes
 10.625% 4/1/07........................... $ 50,000        $   53,000
Chief Auto Parts sr notes
 10.50% 5/15/05...........................  100,000           100,250
Leslie's Poolmart sr notes
 10.375% 7/15/04..........................   25,000            25,844
Wilsons The Leather Expert sr notes
 11.25% 8/15/04...........................  125,000           124,688
                                                           ----------
                                                              303,782
                                                           ----------
TELECOMMUNICATIONS-2.13%
Metrocall sr sub notes 10.375% 10/1/07 ...   25,000            25,500
Paging Network sr sub notes
 10.125% 8/1/07...........................  150,000           157,313
                                                           ----------
                                                              182,813
                                                           ----------
TEXTILES, APPAREL & FURNITURE-2.39%
Anvil Knitwear sr notes
 10.875% 3/15/07..........................  200,000           205,500
                                                           ----------
                                                              205,500
                                                           ----------
TRANSPORTATION & SHIPPING-1.20%
Chemical Leaman sr notes
 10.375% 6/15/05..........................   50,000            52,500
Continental Airlines pass through
 certificate 6.80% 1/2/09.................   50,000            50,313
                                                           ----------
                                                              102,813
                                                           ----------
MISCELLANEOUS-1.20%
Burke Industries sr notes
 10.00% 8/15/07...........................   25,000            26,000
Drypers sr notes 10.25% 6/15/07 ..........   25,000            25,313
Huntsman sr sub notes
 9.50% 7/1/07.............................   25,000            26,250
Riddell Sports sr notes
 10.50% 7/15/07...........................   25,000            26,000
                                                           ----------
                                                              103,563
                                                           ----------
TOTAL CORPORATE BONDS
 (COST $2,468,594)........................                  2,524,433
                                                           ----------

                                                                     MARKET
                                                   PRINCIPAL         VALUE
                                                    AMOUNT*         (U.S. $)

FOREIGN BONDS-24.32%
AUSTRALIA-1.45%
Queensland Treasury Global
 8.00% 8/14/01......... ..................  A$      130,000         $ 90,838
Toyota Finance Australia
 7.00% 12/5/01............................           50,000           33,601
                                                                    --------
                                                                     124,439
                                                                    --------
CANADA-2.50%
Government of Canada
 10.25% 3/15/14........................... C$       100,000          102,163
Nippon Telegraph and Telephone
 10.25% 10/19/99..........................          150,000          112,937
                                                                    --------
                                                                     215,100
                                                                    --------
GREECE-1.74%
Hellenic Republic
 11.00% 11/26/99.......................... Grd   45,000,000          149,561
                                                                    --------
                                                                     149,561
                                                                    --------
ITALY-2.56%
Italian Government
 9.50% 2/1/01............................. Itl  250,000,000          159,056
Toyota Motor Credit
 7.50% 11/5/01............................      100,000,000           60,909
                                                                    --------
                                                                     219,965
                                                                    --------
NEW ZEALAND-3.72%
New Zealand Government
 6.50% 2/15/00............................ NZ$       40,000           22,737
New Zealand Government
 8.00% 11/15/06...........................          400,000          246,852
New Zealand Government
 10.00% 3/15/02...........................           80,000           50,880
                                                                    --------
                                                                     320,469
                                                                    --------
SOUTH AFRICA-5.17%
Electricity Supply Communication
 11.00% 6/1/08............................ Zar      400,000           69,336
Republic of South Africa
 12.50% 1/15/02........ ..................        1,900,000          375,533
                                                                    --------
                                                                     444,869
                                                                    --------
68

STRATEGIC INCOME SERIES
STATEMENT OF NET ASSETS (CONTINUED)


                                                                     MARKET
                                                   PRINCIPAL         VALUE
                                                    AMOUNT*         (U.S. $)

FOREIGN BONDS (CONTINUED)
SWEDEN-2.87%
Swedish Government
 8.00% 8/15/07............................ Sk      800,000         $  115,678
Swedish Government
 10.25% 5/5/00............................         400,000             55,690
Swedish Government
 10.25% 5/5/03............................         500,000             75,936
                                                                   ----------
                                                                      247,304
                                                                   ----------
UNITED KINGDOM-4.31%
DeBeers 8.25% 3/31/09..................... Gbp      50,000             86,496
Korea Electric Power
 8.50% 4/28/07............................          50,000             55,568
Northumbrian Water Group
 9.25% 2/1/02.............................          40,000             70,392
United Kingdom Treasury
 8.00% 6/10/03............................          90,000            158,522
                                                                   ----------
                                                                      370,978
                                                                   ----------
TOTAL FOREIGN BONDS
 (COST $2,205,182)........................                          2,092,685
                                                                   ----------
ASSET-BACKED SECURITIES-3.79%
AFC Home Equity Loan Trust Series
 1992-5 A 7.20% 2/15/08 ..................        $ 76,279             77,202
CIT Group Securitization
 6.00% 5/15/26............................          25,000             24,920
Countrywide Home Equity Loan
 6.95% 5/25/21............................          50,000             50,656
First Union Residential
 Securitization Tax 96-2
 6.46% 9/25/11............................          25,000             25,035
MetLife Capital Equipment Loan
 Trust 6.85% 5/20/08......................          25,000             25,553
NationsCredit Grantor Trust
 6.35% 4/15/14............................          47,656             47,790
Oakwood Mortgage Investors-97C
 A3 6.65% 11/15/27........................          25,000             25,051
World Omni Automobile Lease
 Securitization 6.20% 11/25/03 ...........          50,000             49,914
                                                                   ----------
TOTAL ASSET-BACKED SECURITIES
 (COST $322,875)..........................                            326,121
                                                                   ----------

                                                             MARKET
                                           PRINCIPAL         VALUE
                                            AMOUNT*         (U.S. $)

COLLATERALIZED MORTGAGE
 OBLIGATIONS-8.17%
Asset Securization Corp Series
 96-D2 A1 6.92% 2/14/29................... $ 24,216        $ 24,897
First Union-Lehman Brothers
 Commercial Mortgage
 7.15% 2/18/04............................   48,160          49,605
FNR 1993-53 H 5.75% 1/25/22                  50,000          48,054
LLL 1997-LLI A1 6.79% 6/12/04 ............   49,819          50,870
Merrill Lynch Mortgage Investors-
 C1-A1 6.95% 6/18/29......................   24,302          24,826
Morgan Stanley Capital Trust-97-C1
 Class A1A 6.85% 2/15/20..................   22,842          23,138
Mortgage Capital Funding 96-MD2 A1
 6.758% 12/21/26..........................   48,096          48,772
Nations Bank Credit Card Master
 Trust 6.00% 12/15/05.....................   20,000          19,882
Nomura Asset Securities
 8.17% 3/4/20.............................   21,984          23,035
Residential Accredit Loans
 Series 97-QS1 A5 6.75% 2/25/27 ..........   50,000          50,078
 Series 97-QS1 A8 6.75% 2/25/27 ..........   40,000          39,819
 Series 97-QS4 A3 7.25% 5/25/27 ..........   25,000          25,297
 Series 96-QS3 AI3 7.29% 6/25/26 .........   65,000          65,559
 Series 96-QS2 A6 7.45% 4/25/23 ..........   25,000          25,438
 Series 97-QS3 A3 7.50% 6/25/12 ..........  100,180         104,375
Residential Funding Mortgage-Series
 1994-S10 6.50% 3/25/09...................   30,000          30,274
Standard Credit Card Master Trust
 Series A 5.95% 9/7/03....................   50,000          49,400
                                                           --------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $694,505) .............                  703,319
                                                           --------
AGENCY MORTGAGE-BACKED SECURITIES-2.93%
Federal Home Loan Mortgage
 6.00% 11/1/26............................   21,276          20,824
Federal Home Loan Mortgage
 7.00% 3/1/11.............................   80,070          81,797
Federal National Mortgage Association
 6.00% 1/1/05.............................  100,000          99,656

STRATEGIC INCOME SERIES
STATEMENT OF NET ASSETS (CONTINUED)

                                                                MARKET
                                              PRINCIPAL         VALUE
                                               AMOUNT*         (U.S. $)

AGENCY MORTGAGE-BACKED
 SECURITIES (CONTINUED)
Government National Mortgage
 Association 6.50% 1/1/28.................    $ 50,000         $ 49,406
                                                               --------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
 (COST $247,592)..........................                      251,683
                                                               --------
U.S. TREASURY OBLIGATIONS-7.60%
U.S. Treasury Bond 6.25% 8/15/23 .........     185,000          190,506
U.S. Treasury Note 6.125% 8/15/07 ........     100,000          102,807
U.S. Treasury Note 6.25% 2/15/03 .........      55,000           56,273
U.S. Treasury Note 6.25% 2/15/07 .........      25,000           25,804
U.S. Treasury Note 6.50% 5/15/05 .........      30,000           31,279
U.S. Treasury Note 6.50% 8/15/05 .........      45,000           46,970
U.S. Treasury Note 6.75% 4/30/00 .........      10,000           10,229
U.S. Treasury Note 7.25% 8/15/04 .........      80,000           86,522
U.S. Treasury Note 7.50% 2/15/05 .........      65,000           71,483
U.S. Treasury Note 7.875% 8/15/01 ........      30,000           32,084
                                                               --------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $638,436)..........................                      653,957
                                                               --------

REPURCHASE AGREEMENTS-23.70%
With Chase Manhattan 6.00% 01/02/98
 (dated 12/31/97, collateralized by
 $258,000 U.S. Treasury Notes 7.75% due
 11/30/99, market value $269,124 and
 $320,000 U.S. Treasury Notes
 7.75% due 01/31/00,
 market value $343,059)...................     600,000          600,000
With JP Morgan Securities 6.25%
 01/02/98 (dated 12/31/97, collateralized
 by $200,000 U.S. Treasury Notes 9.00%
 due 05/15/98, market value $204,756
 and $640,000 U.S. Treasury Notes
 6.00% due 05/31/98,
 market value $644,361)...................     832,000          832,000
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $619,000 U.S. Treasury Notes
 6.25% due 06/30/98,
 market value $621,032)...................     608,000          608,000
                                                             ----------
TOTAL REPURCHASE AGREEMENTS
 (COST $2,040,000)........................                    2,040,000
                                                             ----------

                                                                       MARKET
                                                                       VALUE
                                                                      (U.S. $)


TOTAL MARKET VALUE OF SECURITIES-99.84% (COST $8,617,184)..........  $8,592,198


RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.16%..............      13,989
                                                                     ----------
NET ASSETS APPLICABLE TO 810,536 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $10.62 PER SHARE-100.00%...............  $8,606,187
                                                                     ==========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 750,000,000 shares authorized to the
 Fund with 50,000,000 shares allocated to the Series ..............  $8,367,361
Undistributed net investment income **.............................     242,381
Accumulated net realized gain on investments.......................      22,888
Net unrealized depreciation of investments and foreign currencies..     (26,443)
                                                                     ----------
Total net assets...................................................  $8,606,187
                                                                     ==========

-------------
 *Principal amount is stated in the currency in which each security is denominated.

  A$  -- Australian Dollars       Grd -- Greek Drakma               Sk  -- Swedish Kroner
  C$  -- Canadian Dollars         Itl -- Italian Lire               $   -- U.S. Dollars
  Gbp -- British Pounds           NZ$ -- New Zealand Dollars        Zar -- South Africa Rand

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

 Summary of Abbreviations:
 sr--senior           sub--subordinated

                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-CAPITAL RESERVES SERIES
STATEMENT OF NET ASSETS
December 31, 1997

                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
ASSET-BACKED SECURITIES-13.63%
ADVANTA Series 93-1A2
 5.95% 5/25/09..............................       $ 40,044        $   39,195
American Finance Home Equity
 Series 94-2A 6.95% 6/25/24 ................        166,206           166,621
 Series 91-1A 8.00% 7/25/06 ................         26,057            26,461
First Union Residential Securitization
 Trust Series 96-2 A2 6.46% 9/25/11 ........        615,000           615,865
IMC Home Equity Loan Trust Series
 95-3 A2 6.50% 11/25/10.....................        198,911           198,811
MetLife Capital Equipment Loan Trust
 Series 97-A A 6.85% 5/20/08 ...............        410,000           419,061
NationsCredit Grantor Trust
 Series 96-1 A 5.85% 9/15/11 ...............        201,630           200,118
 Series 97-2 A1 6.35% 4/15/14 ..............        338,361           339,312
The Money Store Home Equity Trust
 Series 97-C AH5 6.59% 2/15/15 .............        500,000           501,094
 Series 97-A A9 7.235% 4/15/27 .............        385,000           397,513
UCFC Home Equity Loan Series
 96-B1 A3 7.30% 4/15/14 ....................        625,000           632,813
World Omni Automobile Lease
 Securitization Series 97-B A4
 6.20% 11/25/03 ............................        440,000           439,244
                                                                   ----------
TOTAL ASSET-BACKED SECURITIES
 (COST $3,943,676) .........................                        3,976,108
                                                                   ----------
COLLATERALIZED MORTGAGE OBLIGATIONS-38.97%
Asset Securitization Corporation
 Series 97-D5 A3 6.864% 2/14/41 ............        320,000           324,300
 Series 96-D2 A1 6.92% 2/14/29 .............        629,612           647,320
 Series 96-D3 A1B 7.21% 10/13/26 ...........        400,000           416,625
 Series 97-D4 A1A 7.35% 4/14/29 ............        366,460           377,626
California Infrastructure PG&E
 Series 97-1 A4 6.16% 6/25/03 ..............        555,000           556,126
CIT RV Trust Series 97-A A5
 6.25% 11/17/02 ............................        510,000           509,761
Federal Home Loan Mortgage
 Corporation Series 29-E
 6.50% 6/25/20 .............................        475,000           479,280

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE

COLLATERALIZED MORTGAGE
 OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
 Series 93-53H 5.75% 1/25/22 ...............       $335,000       $   321,960
GE Capital Mortgage Services Series
 94-2 A3 5.40% 1/25/09 .....................        253,073           251,845
Lehman Large Loan Series 97-LLI A1
 6.79% 6/12/04 .............................        433,429           442,572
Merrill Lynch Mortgage Investors
 Series 97-C1 A1 6.95% 6/18/29 .............        252,741           258,190
Mortgage Capital Funding
 Conti Series 96-MCI D
 7.80% 4/15/06 .............................        360,000           379,913
 Series 96-MC2 A1 6.758% 12/21/26 ..........        379,955           385,297
 Series 96-MC2 C 7.224% 9/20/06 ............        275,000           282,305
NationsBank Credit Card Master Trust
 Series 93-2 A 6.00% 12/15/05 ..............        370,000           367,817
Nomura Asset Securities
 Series 93-1 A1 6.68% 12/15/01 .............        352,397           356,306
 Series 96-MD5 A3 7.64% 4/13/36 ............        460,000           490,044
 Series 95-MD3 A1A 8.17% 3/4/20 ............        461,656           483,729
Prudential Home Mortgage Series
 93-61 A3 6.50% 12/25/08 ...................        465,000           469,443
Residential Accredit Loans
 Series 97-QS1 A5 6.75% 2/25/27 ............        400,000           400,625
 Series 97-QS4 A3 7.25% 5/25/27 ............        680,000           688,075
 Series 96-QS3 AI3 7.29% 6/25/26 ...........        225,000           226,934
 Series 95-QS1 A3 7.30% 6/25/21 ............        220,000           222,338
 Series 96-QS2 A6 7.45% 4/25/23 ............        540,000           549,450
 Series 97-QS3 A3 7.50% 6/25/12 ............        540,187           562,806
 Series 96-A4 A5 7.50% 4/25/27 .............        540,000           547,931
Residential Funding Mortgage
 Securities Series 96-S9 A10
 7.25% 4/25/26 .............................        361,618           372,997
                                                                  -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $11,176,974) ............                       11,371,615
                                                                  -----------

CAPITAL RESERVES SERIES
STATEMENT OF NET ASSETS (CONTINUED)

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE

MORTGAGE-BACKED SECURITIES-14.17%
Federal Home Loan Mortgage
 Corporation 7.00% 10/1/17 .................      $  143,461        $  145,120
Federal Home Loan Mortgage
 Corporation 7.50% 5/1/09 ..................          87,319            88,274
Federal Home Loan Mortgage
 Corporation 8.50% 9/1/08 to 6/1/14 ........         238,449           248,908
Federal National Mortgage Association
 6.50% 1/1/12 ..............................         450,000           449,718
Federal National Mortgage Association
 8.00% 1/1/10 to 9/1/16 ....................         613,491           635,682
Federal National Mortgage Association
 9.00% 10/1/06 .............................         250,549           261,510
Federal National Mortgage Association
 9.50% 11/1/21 to 5/1/22 ...................         485,121           529,871
Government National Mortgage
 Association 6.50%
 12/15/23 to 1/15/24 .......................         379,402           376,675
Government National Mortgage
 Association 9.00%
 6/15/21 to 11/15/21 .......................       1,118,560         1,212,023
Government National Mortgage
 Association 12.00%
 6/20/14 to 2/20/16 ........................         163,037           186,262
                                                                    ----------
TOTAL MORTGAGE-BACKED SECURITIES
 (COST $4,064,525) .........................                         4,134,043
                                                                    ----------

CORPORATE BONDS-17.66%
AT&T Capital 6.83% 1/30/01 .................         545,000           553,175
Banco Santiago S.A. 7.00% 7/18/07 ..........         270,000           266,625
Continental Airlines 6.80% 1/2/09 ..........         450,000           452,813
Credit Foncier de France
 8.00% 1/14/02 .............................         340,000           356,150
Firstar Capital 8.32% 12/15/26 .............         315,000           345,713
Ford Motor Credit 7.00% 9/25/01 ............         850,000           874,438

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE

CORPORATE BONDS (CONTINUED)
Great Western Financial
 8.206% 2/1/27 .............................      $  500,000      $  530,625
Health and Retirement Properties
 6.75% 12/18/02 ............................         360,000         360,000
Norfolk Southern 6.70% 5/1/00 ..............         450,000         455,625
Summit Bank 6.75% 6/15/03 ..................         430,000         436,450
U.S. West Capital Funding
 6.20% 11/30/00 ............................         520,000         520,000
                                                                  ----------
TOTAL CORPORATE BONDS
 (COST $5,006,454) .........................                       5,151,614
                                                                  ----------
U.S. TREASURY OBLIGATIONS-13.14%
U.S. Treasury Notes 5.875% 4/30/98 .........       1,480,000       1,482,338
U.S. Treasury Notes 5.875% 3/31/99 .........       1,650,000       1,654,818
U.S. Treasury Notes 6.00% 9/30/98 ..........         155,000         155,485
U.S. Treasury Notes 6.125% 8/15/07 .........         275,000         282,718
U.S. Treasury Notes 6.375% 1/15/00 .........         180,000         182,644
U.S. Treasury Notes 6.375% 8/15/02 .........          75,000          76,964
                                                                  ----------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST $3,826,598) .........................                       3,834,967
                                                                  ----------
MUNICIPAL BONDS-1.28%
Philadelphia, Pennsylvania Authority
 For Industrial Development Series
 97 A 6.488% 6/15/04 .......................         372,884         374,865
                                                                  ----------
TOTAL MUNICIPAL BONDS
 (COST $372,884) ...........................                         374,865
                                                                  ----------

CAPITAL RESERVES SERIES
STATEMENT OF NET ASSETS (CONTINUED)

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE

REPURCHASE AGREEMENTS-1.85%
With Chase Manhattan 6.00% 01/02/98
 (dated 12/31/97, collateralized by
 $85,000 U.S. Treasury Notes 7.75%
 due 01/31/00, market value $90,978
 and $68,000 U.S. Treasury Notes
 7.75% due 11/30/99,
 market value $71,371) .....................      $159,000             $159,000
With JP Morgan Securities 6.25% 01/02/98
 (dated 12/31/97, collateralized by
 $53,000 U.S. Treasury Notes 9.00%
 due 05/15/98, market value $54,300 and
 $170,000 U.S. Treasury Notes
 6.00% due 05/31/98,
 market value $170,882) ....................       221,000              221,000
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $164,000 U.S. Treasury Notes
 6.25% due 06/30/98,
 market value $164,695) ....................       161,000              161,000
                                                                       --------
TOTAL REPURCHASE AGREEMENTS
 (COST $541,000) ...........................                            541,000
                                                                       --------
TOTAL MARKET VALUE OF SECURITIES (COST $28,932,111)-100.70%......   $29,384,212

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.70%)..........      (207,380)
                                                                    -----------
NET ASSETS APPLICABLE TO 2,979,589 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $9.79 PER SHARE-100.00%..............   $29,176,832
                                                                    ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $ .01 par value, 750,000,000 shares authorized to
 the Fund with 50,000,000 shares allocated to the Series ........   $30,300,386
Accumulated net realized loss on investments.....................    (1,575,655)
Net unrealized appreciation of investments.......................       452,101
                                                                    -----------
Total net assets.................................................   $29,176,832
                                                                    ===========
                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.-CASH RESERVE SERIES
(FORMERLY MONEY MARKET SERIES)
STATEMENT OF NET ASSETS
December 31, 1997
                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE

COMMERCIAL PAPER-63.92%
FINANCIAL SERVICES-40.45%
ABN-AMRO North American Financial,
 Chicago 5.64% 03/20/98 ....................     $1,000,000        $   987,780
Banc One Funding 5.82% 01/15/98 ............      1,000,000            997,737
Corporate Asset Funding
 5.78% 02/13/98 ............................      1,000,000            993,096
General Electric Capital
 5.70% 01/14/98 ............................      1,020,000          1,017,900
Lloyds Bank 5.64% 05/04/98 .................      1,000,000            980,730
MetLife Funding 5.58% 01/12/98 .............      1,000,000            998,295
New York Life Capital
 5.58% 02/20/98 ............................      1,000,000            992,250
Siemens Capital 5.63% 01/16/98 .............      1,000,000            997,654
Stanford University 5.49% 04/07/98 .........        900,000            886,824
Stanford University 5.62% 05/18/98 .........        600,000            587,168
USAA Capital 5.63% 02/12/98 ................      1,000,000            993,327
Westdeutsche Landesbank
 Girozentrale 5.95% 01/08/98 ...............      1,000,000            998,843
Western Australian Treasury
 5.69% 03/03/98 ............................      1,000,000            990,359
                                                                   -----------
                                                                    12,421,963
                                                                   -----------
INDUSTRIAL-10.63%
Campbell Soup 5.50% 05/11/98 ...............      1,000,000            980,139
Dupont E.I. De Nemours
 5.54% 05/06/98 ............................        450,000            441,344
Golden Peanut 5.53% 01/16/98 ...............        600,000            598,617
Hershey Foods 5.53% 01/16/98 ...............      1,000,000            997,696
Walt Disney 5.61% 03/27/98 .................        250,000            246,689
                                                                   -----------
                                                                     3,264,485
                                                                   -----------
MORTGAGE BANKERS & BROKERS-12.84%
Bear Stearns 5.75% 02/25/98 ................      1,000,000            991,215
CS First Boston 5.60% 02/13/98 .............      1,000,000            993,311
Goldman Sachs Group
 5.62% 08/04/98 ............................      1,000,000            966,436
Morgan Stanley Dean Witter Discover
 5.67% 02/18/98 ............................      1,000,000            992,440
                                                                   -----------
                                                                     3,943,402
                                                                   -----------
TOTAL COMMERCIAL PAPER .....................                        19,629,850
                                                                   -----------

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE

YANKEE CERTIFICATES OF DEPOSIT-1.63%
ABN-AMRO North American Financial,
 Chicago 6.03% 06/11/98 ....................      $  500,000        $  500,019
                                                                    ----------
TOTAL YANKEE CERTIFICATES
 OF DEPOSIT ................................                           500,019
                                                                    ----------
FLOATING RATE NOTES*-16.28%
Federal Farm Credit Bank Medium
 Term Note 5.55% 02/20/98 ..................       1,000,000           999,920
Federal Home Loan Bank
 5.755% 10/23/98 ...........................         500,000           500,000
Key Bank New York 6.24% 10/02/98 ...........       1,000,000         1,000,404
Merrill Lynch 6.21% 04/06/98 ...............       1,500,000         1,500,000
Student Loan Marketing Association
 Medium Term Note 5.775% 11/12/98 ..........       1,000,000         1,000,000
                                                                    ----------
TOTAL FLOATING RATE NOTES ..................                         5,000,324
                                                                    ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS-1.12%
Federal National Mortgage Association
 Discount Note 5.48% 04/06/98 ..............         350,000           344,939
                                                                    ----------
TOTAL U.S. GOVERNMENT AGENCY
 OBLIGATIONS ...............................                           344,939
                                                                    ----------
MISCELLANEOUS INVESTMENTS-1.63%
Northern Trust-Bank Note
 5.96% 06/17/98 ............................         500,000           499,912
                                                                    ----------
TOTAL MISCELLANEOUS INVESTMENTS ............                           499,912
                                                                    ----------

CASH RESERVE SERIES (FORMERLY MONEY MARKET SERIES)
STATEMENT OF NET ASSETS (CONTINUED)

                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE

REPURCHASE AGREEMENTS-15.35%
With Chase Manhattan 6.00% 01/02/98
 (dated 12/31/97, collateralized by
 $739,000 U.S. Treasury Notes 7.75%
 due 01/31/00, market value $792,568
 and $596,000 U.S. Treasury Notes
 7.75% due 11/30/99,
 market value $621,755) ....................     $1,385,000        $1,385,000
With JP Morgan Securities 6.25% 01/02/98
 (dated 12/31/97, collateralized by
 $462,000 U.S. Treasury Notes 9.00%
 due 05/15/98, market value $473,046
 and $1,479,000 U.S. Treasury Notes
 6.00% due 05/31/98,
 market value $1,488,664) ..................      1,923,000         1,923,000




                                                   PRINCIPAL          MARKET
                                                    AMOUNT            VALUE

REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 6.375% 01/02/98
 (dated 12/31/97, collateralized by
 $1,429,000 U.S. Treasury Notes
 6.25% due 06/30/98,
 market value $1,434,766 ...................     $1,405,000        $1,405,000
                                                                   ----------
TOTAL REPURCHASE AGREEMENTS                                         4,713,000
                                                                   ----------


TOTAL MARKET VALUE OF SECURITIES-99.93% (COST $30,688,044)**....  $30,688,044

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.07%...........       23,132
                                                                  -----------
NET ASSETS APPLICABLE TO 3,071,118 SHARES ($.01 PAR VALUE)
 OUTSTANDING; EQUIVALENT TO $10.00 PER SHARE-100.00%............  $30,711,176
                                                                  ===========

----------
 *Floating Rate Notes--The interest rate shown is the rate as of December 31, 1997 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
**Also the cost for federal income tax purposes.

                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.
STATEMENTS OF OPERATIONS


                                                                                                     5/1/97*           5/1/97*
                                                                                                       TO                TO
                                                            YEAR ENDED 12/31/97                     12/31/97          12/31/97
                                               TREND             DELCAP             VALUE           QUANTUM            DEVON
                                               SERIES            SERIES             SERIES           SERIES            SERIES
                                           ------------      ------------      ------------      ------------      ------------
INVESTMENT INCOME:
Interest .............................     $    589,014      $    565,933      $    254,644      $     15,100      $     32,725
Dividends ............................          205,056           135,462           779,514            37,338           114,144
Foreign tax withheld .................             --                --                --                --                --
                                           ------------      ------------      ------------      ------------      ------------
                                                794,070           701,395         1,034,158            52,438           146,869
                                           ------------      ------------      ------------      ------------      ------------

EXPENSES:
Management fees ......................          622,149           716,228           380,405            20,293            31,110
Custodian fees .......................           15,511            13,891            13,204             7,496             4,449
Dividend disbursing and transfer
 agent fees and expenses .............            6,676             6,504             3,280             1,606               250
Registration fees ....................           10,776             5,627            15,831             2,517             5,133
Reports and statements to
 shareholders ........................            8,731             9,489             4,322               920             1,013
Accounting and administration ........           39,212            49,152            26,671             1,485             2,827
Professional fees ....................            8,449            10,459             4,728             1,051             1,393
Directors' fees ......................            1,774             2,041             1,264               268               292
Taxes (other than taxes on income) ...            5,694             6,945             3,926               326               621
Other ................................            6,407             9,731             3,161             2,095               541
                                           ------------      ------------      ------------      ------------      ------------
                                                725,379           830,067           456,792            38,067            47,629
                                           ------------      ------------      ------------      ------------      ------------
Less expenses absorbed by Delaware
 Management Company, Inc. or
 Delaware International
 Advisers Ltd. .......................          (63,818)          (69,320)          (52,349)          (16,601)           (5,874)
                                           ------------      ------------      ------------      ------------      ------------
Total Expenses .......................          661,561           760,747           404,443            21,456            41,755
                                           ------------      ------------      ------------      ------------      ------------

NET INVESTMENT INCOME (LOSS) .........          132,509           (59,352)          629,715            30,982           105,114
                                           ------------      ------------      ------------      ------------      ------------

NET REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investment  transactions ............        2,089,208         9,871,869         2,326,391           119,612           273,934
 Foreign currencies ..................             --                --                --                --                --
                                           ------------      ------------      ------------      ------------      ------------
Net realized gain (loss) .............        2,089,208         9,871,869         2,326,391           119,612           273,934
                                           ------------      ------------      ------------      ------------      ------------
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies ..........................       13,569,520         3,608,725        10,895,658           637,990         1,160,816
                                           ------------      ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES ..........................       15,658,728        13,480,594        13,222,049           757,602         1,434,750
                                           ------------      ------------      ------------      ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ...........     $ 15,791,237      $ 13,421,242      $ 13,851,764      $    788,584      $  1,539,864
                                           ============      ============      ============      ============      ============

                         [RESTUBBED FROM TABLE ABOVE]

                                                                               5/1/97*
                                                                                 TO
                                                 YEAR ENDED 12/31/97          12/31/97
                                              DECATUR TOTAL                  CONVERTIBLE
                                                 RETURN       DELAWARE       SECURITIES
                                                 SERIES        SERIES         SERIES
                                           -----------     -----------     -----------
INVESTMENT INCOME:
Interest .............................     $   521,945     $ 2,288,127     $    58,555
Dividends ............................       6,964,542       1,214,892          63,044
Foreign tax withheld .................            --              --              --
                                           -----------     -----------     -----------
                                             7,486,487       3,503,019         121,599
                                           -----------     -----------     -----------

EXPENSES:
Management fees ......................       1,640,377         595,126          14,026
Custodian fees .......................           6,492           4,299           3,400
Dividend disbursing and transfer
 agent fees and expenses .............          15,556           6,208           4,143
Registration fees ....................          54,255             998           1,710
Reports and statements to
 shareholders ........................          29,916           5,738           5,046
Accounting and administration ........         144,388          44,184           1,049
Professional fees ....................           4,280           1,210          10,123
Directors' fees ......................           4,603           2,069             263
Taxes (other than taxes on income) ...          22,256           3,012           1,672
Other ................................          20,880            --             1,431
                                           -----------     -----------     -----------
                                             1,943,003         662,844          42,863
                                           -----------     -----------     -----------
Less expenses absorbed by Delaware
 Management Company, Inc. or
 Delaware International
 Advisers Ltd. .......................            --              --           (28,144)
                                           -----------     -----------     -----------
Total Expenses .......................       1,943,003         662,844          14,719
                                           -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS) .........       5,543,484       2,840,175         106,880
                                           -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
 Investment  transactions ............      23,181,744      11,425,156          24,638
 Foreign currencies ..................            --              --              --
                                           -----------     -----------     -----------
Net realized gain (loss) .............      23,181,744      11,425,156          24,638
                                           -----------     -----------     -----------
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies ..........................      40,216,861       9,349,683         251,809
                                           -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES ..........................      63,398,605      20,774,839         276,447
                                           -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ...........     $68,942,089     $23,615,014     $   383,327
                                           ===========     ===========     ===========

---------
* Date of commencement of operations.
                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.
STATEMENTS OF OPERATIONS (CONTINUED)


                                                5/1/97*
                                                  to
                                                12/31/97                 Year Ended 12/31/97
                                                Emerging     International       Global
                                                Markets         Equity            Bond         Delchester
                                                 Series         Series           Series          Series
                                              ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Interest ..............................    $     24,558    $    719,010    $    998,998    $  7,850,954
Dividends .............................          48,933       5,175,035            --           202,569
Foreign tax withheld ..................          (3,657)       (440,598)         (2,231)           --
                                           ------------    ------------    ------------    ------------
                                                 69,834       5,453,447         996,767       8,053,523
                                           ------------    ------------    ------------    ------------
EXPENSES:
Management fees .......................          36,327       1,304,340         109,310         483,877
Custodian fees ........................          21,442          86,403           5,903             188
Dividend disbursing and transfer
 agent fees and expenses ..............             570           9,906           2,859           4,089
Registration fees .....................           3,291          21,145           4,430           4,021
Reports and statements to
 shareholders .........................           2,578          22,040           5,244          11,125
Accounting and administration .........           1,649          83,593           8,193          38,311
Professional fees .....................           2,674          10,154          15,473          12,140
Directors' fees .......................             277           3,269             657           1,796
Taxes (other than taxes on income) ....             311          11,685           4,100           3,303
Other .................................           2,199          20,491           1,509           7,551
                                           ------------    ------------    ------------    ------------
                                                 71,318       1,573,026         157,678         566,401
                                           ------------    ------------    ------------    ------------
Less expenses absorbed by Delaware
 Management Company, Inc. or
 Delaware International
 Advisers Ltd. ........................         (27,740)        (96,663)        (41,234)           --
                                           ------------    ------------    ------------    ------------
Total Expenses ........................          43,578       1,476,363         116,444         566,401
                                           ------------    ------------    ------------    ------------
NET INVESTMENT INCOME .................          26,256       3,977,084         880,323       7,487,122
                                           ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment  transactions ............         138,857        (971,541)         15,739       3,130,833
  Foreign currencies ..................          (9,870)      3,549,014         (46,472)           --
                                           ------------    ------------    ------------    ------------
Net realized gain (loss) ..............         128,987       2,577,473         (30,733)      3,130,833
                                           ------------    ------------    ------------    ------------
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies ...........................      (1,023,671)      1,459,920        (543,397)       (168,776)
                                           ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCIES ...........................        (894,684)      4,037,393        (574,130)      2,962,057
                                           ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ............    ($   868,428)   $  8,014,477    $    306,193    $ 10,449,179
                                           ============    ============    ============    ============




                                                    5/1/97*
                                                       to
                                                    12/31/97        Year Ended 12/31/97
                                                   Strategic       Capital         Cash
                                                     Income        Reserves       Reserve
                                                     Series         Series         Series
                                                  ------------    ------------   ------------
INVESTMENT INCOME:
Interest ..............................        $    272,170    $  1,968,780   $  1,688,409
Dividends .............................                --              --             --
Foreign tax withheld ..................                --              --             --
                                               ------------    ------------   ------------
                                                    272,170       1,968,780      1,688,409
                                               ------------    ------------   ------------
EXPENSES:
Management fees .......................              21,320         166,300        149,023
Custodian fees ........................               6,779          11,602          9,279
Dividend disbursing and transfer
 agent fees and expenses ..............                 250           3,044          2,110
Registration fees .....................               4,241           1,150          2,779
Reports and statements to
 shareholders .........................               2,245           2,828          3,385
Accounting and administration .........               1,826          13,121         14,208
Professional fees .....................               1,850           5,922          4,597
Directors' fees .......................                 278             990          1,024
Taxes (other than taxes on income) ....                 363             973          2,385
Other .................................               1,091           2,157          2,867
                                               ------------    ------------   ------------
                                                     40,243         208,087        191,657
                                               ------------    ------------   ------------
Less expenses absorbed by Delaware
 Management Company, Inc. or
 Delaware International
 Advisers Ltd. ........................             (14,049)           --             --
                                               ------------    ------------   ------------
Total Expenses ........................              26,194         208,087        191,657
                                               ------------    ------------   ------------
NET INVESTMENT INCOME .................             245,976       1,760,693      1,496,752
                                               ------------    ------------   ------------
NET REALIZED AND UNREALIZED GAIN(LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment  transactions ............              22,888          47,064           --
  Foreign currencies ..................              (3,595)           --             --
                                               ------------    ------------   ------------
Net realized gain (loss) ..............              19,293          47,064           --
                                               ------------    ------------   ------------
Net change in unrealized
 appreciation/depreciation
 of investments and foreign
 currencies ...........................             (26,443)        237,399           --
                                               ------------    ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCIES ...........................              (7,150)        284,463           --
                                               ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ............        $    238,826    $  2,045,156   $  1,496,752
                                               ============    ============   ============

----------
* Date of commencement of operations.

                                 See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                           YEAR           YEAR            YEAR          YEAR           YEAR          YEAR
                                           ENDED          ENDED           ENDED         ENDED          ENDED          ENDED
                                         12/31/97       12/31/96        12/31/97      12/31/96        12/31/97      12/31/96
                                          TREND           TREND          DELCAP        DELCAP          VALUE         VALUE
                                          SERIES          SERIES        SERIES         SERIES          SERIES        SERIES
                                       -------------  -------------  -------------  -------------  -------------  -------------

INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income (loss) ......... $     132,509  $     185,659  ($     59,352) ($     71,762) $     629,715  $     200,524
Net realized gain on investments
  and foreign currencies .............     2,089,208        661,923      9,871,869      4,627,563      2,326,391      1,671,243
Net change in unrealized appreciation/
  depreciation on investments and
  foreign currencies .................    13,569,520      1,635,650      3,608,725      3,704,225     10,895,658      1,737,511
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net increase (decrease) in net assets
  resulting from operations ..........    15,791,237      2,483,232     13,421,242      8,260,026     13,851,764      3,609,278
                                       -------------  -------------  -------------  -------------  -------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income ................      (204,613)      (131,779)            --       (270,847)      (197,794)      (182,035)
Net realized gain on investment
  transactions .......................      (736,608)    (1,171,368)    (4,513,513)    (4,585,059)    (1,672,255)      (455,088)
                                       -------------  -------------  -------------  -------------  -------------  -------------
                                            (941,221)    (1,303,147)    (4,513,513)    (4,855,906)    (1,870,049)      (637,123)
                                       -------------  -------------  -------------  -------------  -------------  -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ............    56,666,244     49,046,522     28,573,142     24,165,659     49,431,262     10,317,936
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realized
 gain on investment transactions .....       941,222      1,303,147      4,513,513      4,855,906      1,870,049        637,123
                                       -------------  -------------  -------------  -------------  -------------  -------------
                                          57,607,466     50,349,669     33,086,655     29,021,565     51,301,311     10,955,059
Cost of shares repurchased ...........   (10,604,885)   (15,615,925)   (11,440,355)   (10,647,798)    (2,894,623)    (2,173,784)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Increase in net assets derived
  from capital share transactions ....    47,002,581     34,733,744     21,646,300     18,373,767     48,406,688      8,781,275
                                       -------------  -------------  -------------  -------------  -------------  -------------
NET INCREASE IN NET ASSETS............    61,852,597     35,913,829     30,554,029     21,777,887     60,388,403     11,753,430

NET ASSETS:
Beginning of period ..................    56,423,493     20,509,664     79,900,476     58,122,589     23,682,740     11,929,310
                                       -------------  -------------  -------------  -------------  -------------  -------------
End of period ........................ $ 118,276,090  $  56,423,493  $ 110,454,505  $  79,900,476  $  84,071,143  $  23,682,740
                                       =============  =============  =============  =============  =============  =============



                                                                            YEAR
                                                                            ENDED
                                            5/1/97*         5/1/97*       12/31/97
                                               TO              TO          DECATUR
                                            12/31/97        12/31/97        TOTAL
                                             QUANTUM         DEVON         RETURN
                                             SERIES          SERIES        SERIES
                                          -------------  -------------  -------------

INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
Net investment income (loss) .........    $      30,982  $     105,114  $   5,543,484
Net realized gain on investments
  and foreign currencies .............          119,612        273,934     23,181,744
Net change in unrealized appreciation/
  depreciation on investments and
  foreign currencies .................          637,990      1,160,816     40,216,861
                                          -------------  -------------  -------------
Net increase (decrease) in net assets
  resulting from operations ..........          788,584      1,539,864     68,942,089
                                          -------------  -------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income ................               --             --     (5,726,790)
Net realized gain on investment
  transactions .......................               --             --    (14,788,457)
                                          -------------  -------------  -------------
                                                     --             --    (20,515,247)
                                          -------------  -------------  -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ............        8,018,354     16,373,026    187,531,270
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realized
 gain on investment transactions .....               --             --     20,515,247
                                          -------------  -------------  -------------
                                              8,018,354     16,373,026    208,046,517
Cost of shares repurchased ...........       (1,006,833)    (1,259,399)   (21,717,966)
                                          -------------  -------------  -------------
Increase in net assets derived
  from capital share transactions ....        7,011,521     15,113,627    186,328,551
                                          -------------  -------------  -------------
NET INCREASE IN NET ASSETS............        7,800,105     16,653,491    234,755,393

NET ASSETS:
Beginning of period ..................             --             --      166,646,577
                                          -------------  -------------  -------------
End of period ........................    $   7,800,105  $  16,653,491  $ 401,401,970
                                          =============  =============  =============

------------
* Date of commencement of operations.

                            See accompanying notes
78

DELAWARE GROUP PREMIUM FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                            YEAR
                                            ENDED                                        5/1/97*       5/1/97*
                                           12/31/96         YEAR          YEAR             TO            TO
                                           DECATUR          ENDED         ENDED         12/31/97       12/31/97
                                            TOTAL         12/31/97       12/31/96      CONVERTIBLE     EMERGING
                                           RETURN         DELAWARE       DELAWARE       SECURITIES     MARKETS
                                           SERIES          SERIES         SERIES         SERIES         SERIES
                                         -------------  -------------  -------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income .................  $   3,405,801  $   2,840,175  $   2,396,290  $    106,880  $      26,256
Net realized gain (loss) on investments
 and foreign currencies ...............     14,743,863     11,425,156      4,893,415        24,638        128,987
Net change in unrealized appreciation/
 depreciation on investments and
 foreign currencies ...................      6,445,954      9,349,683      2,885,535       251,809     (1,023,671)
                                         -------------  -------------  -------------  ------------  -------------
Net increase (decrease) in net assets
 resulting from operations ............     24,595,618     23,615,014     10,175,240       383,327       (868,428)
                                         -------------  -------------  -------------  ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................     (3,496,319)    (2,590,776)    (2,087,278)         --             --
Net realized gain on investment
 transactions .........................     (8,895,014)    (4,899,878)    (2,685,289)         --             --
                                         -------------  -------------  -------------  ------------  -------------
                                           (12,391,333)    (7,490,654)    (4,772,567)         --             --
                                         -------------  -------------  -------------  ------------  -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .............     52,083,590     36,224,621     10,105,572     3,639,322      7,423,878
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realized
 gain on investment transactions ......     12,391,313      7,490,655      4,772,567          --             --
                                         -------------  -------------  -------------  ------------  -------------
                                            64,474,903     43,715,276     14,878,139     3,639,322      7,423,878
Cost of shares repurchased ............    (19,036,067)    (7,566,399)    (8,093,881)     (101,272)      (779,666)
                                         -------------  -------------  -------------  ------------  -------------
Increase in net assets derived from
 capital hare transactions ............     45,438,836     36,148,877      6,784,258     3,538,050      6,644,212
                                         -------------  -------------  -------------  ------------  -------------
NET INCREASE IN NET ASSETS ............     57,643,121     52,273,237     12,186,931     3,921,377      5,775,784
                                         -------------  -------------  -------------  ------------  -------------
NET ASSETS:
Beginning of period ...................    109,003,456     75,402,107     63,215,176          --             --
                                         -------------  -------------  -------------  ------------  -------------
End of period .........................  $ 166,646,577  $ 127,675,344  $  75,402,107  $  3,921,377      5,775,784
                                         =============  =============  =============  ============  =============



                                                    YEAR           YEAR
                                                    ENDED          ENDED             YEAR
                                                  12/31/97        12/31/96           ENDED
                                                   INTER-          INTER-           12/31/97
                                                  NATIONAL        NATIONAL           GLOBAL
                                                   EQUITY          EQUITY            BOND
                                                   SERIES          SERIES           SERIES
                                                -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income .................         $   3,977,084    $   2,763,530    $     880,323
Net realized gain (loss) on investments
 and foreign currencies ...............             2,577,473        1,560,830          (30,733)
Net change in unrealized appreciation/
 depreciation on investments and
 foreign currencies ...................             1,459,920       14,667,391         (543,397)
                                                -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from operations ............             8,014,477       18,991,751          306,193
                                                -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................            (4,927,079)      (2,695,399)        (605,362)
Net realized gain on investment
 transactions .........................                  --           (725,191)         (83,855)
                                                -------------    -------------    -------------
                                                   (4,927,079)      (3,420,590)        (689,217)
                                                -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .............            70,066,962       37,727,987       12,524,510
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realized
 gain on investment transactions ......             4,927,079        3,420,590          689,217
                                                -------------    -------------    -------------
                                                   74,994,041       41,148,577       13,213,727
Cost of shares repurchased ............           (10,645,895)      (6,840,060)      (5,425,925)
                                                -------------    -------------    -------------
Increase in net assets derived from
 capital hare transactions ............            64,348,146       34,308,517        7,787,802
                                                -------------    -------------    -------------
NET INCREASE IN NET ASSETS ............            67,435,544       49,879,678        7,404,778
                                                -------------    -------------    -------------
NET ASSETS:
Beginning of period ...................           131,427,717       81,548,039        9,470,818
                                                -------------    -------------    -------------
End of period .........................         $ 198,863,261    $ 131,427,717    $  16,875,596
                                                =============    =============    =============

----------
* Date of commencement of operations.
                                        See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                      5/2/96*                                           5/1/97*         YEAR
                                                         TO             YEAR             YEAR              TO           ENDED
                                                      12/31/96          ENDED           ENDED          12/31/97       12/31/97
                                                       GLOBAL          12/31/97        12/31/96        STRATEGIC       CAPITAL
                                                        BOND          DELCHESTER      DELCHESTER        INCOME         RESERVES
                                                       SERIES          SERIES           SERIES          SERIES          SERIES
                                                     ------------    ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ..............................   $    231,186    $  7,487,122    $  5,569,157    $    245,976    $  1,760,693
Net realized gain (loss) on investments
 and foreign currencies ............................         83,530       3,130,833         684,792          19,293          47,064
Net change in unrealized appreciation/
 depreciation on investments and foreign currencies.        264,767        (168,776)        953,156         (26,443)        237,399
                                                       ------------    ------------    ------------    ------------    ------------
Net increase in net assets
 resulting from operations .........................        579,483      10,449,179       7,207,105         238,826       2,045,156
                                                       ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................       (119,481)     (7,411,254)     (5,569,157)           --        (1,761,161)
Net realized gain on investment transactions .......            --              --              --             --               --
                                                       ------------    ------------    ------------    ------------    ------------
                                                           (119,481)     (7,411,254)     (5,569,157)           --        (1,761,161)
                                                       ------------    ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................      9,137,415      32,766,122      17,364,098       9,406,419       6,092,500
Net asset value of shares issued upon reinvestment
 of dividends from net investment income and net
 realized gain on investment transactions ..........        119,481       7,413,795       5,569,157            --         1,762,129
                                                       ------------    ------------    ------------    ------------    ------------
                                                          9,256,896      40,179,917      22,933,255       9,406,419       7,854,629
Cost of shares repurchased .........................       (246,080)    (12,007,637)    (13,511,480)     (1,039,058)     (6,729,405)
                                                       ------------    ------------    ------------    ------------    ------------
Increase in net assets derived from capital
 share transactions ................................      9,010,816      28,172,280       9,421,775       8,367,361       1,125,224
                                                       ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS ..............      9,470,818      31,210,205      11,059,723       8,606,187       1,409,219
                                                       ------------    ------------    ------------    ------------    ------------

NET ASSETS:
Beginning of period ................................           --        67,664,677      56,604,954            --        27,767,613
                                                       ------------    ------------    ------------    ------------    ------------
End of period ......................................   $  9,470,818    $ 98,874,882    $ 67,664,677    $  8,606,187    $ 29,176,832
                                                       ============  ==============    ============    ============    ============


                                                             YEAR            YEAR           YEAR
                                                            ENDED            ENDED          ENDED
                                                           12/31/96         12/31/97       12/31/96
                                                            CAPITAL          CASH            CASH
                                                            RESERVES        RESERVE         RESERVE
                                                             SERIES          SERIES          SERIES
                                                          ------------    ------------    ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ..............................        $  1,772,824    $  1,496,752    $  1,073,967
Net realized gain (loss) on investments
 and foreign currencies ............................            (292,042)            --              --
Net change in unrealized appreciation/
 depreciation on investments and foreign currencies.            (383,633)            --              --
                                                            ------------    ------------    ------------
Net increase in net assets
 resulting from operations .........................           1,097,149       1,496,752       1,073,967
                                                            ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................          (1,772,356)     (1,496,752)     (1,073,967)
Net realized gain on investment transactions .......                 --              --              --
                                                            ------------    ------------    ------------
                                                            (1,772,356)     (1,496,752)     (1,073,967)
                                                            ------------    ------------    ------------


CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................           5,108,430      83,437,024      57,526,653
Net asset value of shares issued upon reinvestment
 of dividends from net investment income and net
 realized gain on investment transactions ..........           1,772,356       1,497,151       1,073,758
                                                            ------------    ------------    ------------
                                                             6,880,786      84,934,175      58,600,411
Cost of shares repurchased .........................          (6,372,705)    (80,701,553)    (48,460,039)
                                                            ------------    ------------    ------------
Increase in net assets derived from capital
 share transactions ................................             508,081       4,232,622      10,140,372
                                                            ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS ..............            (167,126)      4,232,622      10,140,372
                                                            ------------    ------------    ------------

NET ASSETS:
Beginning of period ................................          27,934,739      26,478,554      16,338,182
                                                            ------------    ------------    ------------
End of period ......................................        $ 27,767,613    $ 30,711,176    $ 26,478,554
                                                            ============    ============    ============


----------
* Date of commencement of operations.
See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                          TREND SERIES
                                                                  -----------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,                 12/27/93(1)
                                                                                                                             to
                                                                 1997          1996          1995           1994           12/31/93

Net asset value, beginning of period ...................     $14.560       $14.020        $10.160         $10.200         $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................       0.019         0.050          0.098           0.079            none
Net realized and unrealized gain (loss) on investments .       3.031         1.380          3.852          (0.119)          0.200
                                                             -------       -------        -------         -------         -------
Total from investment operations .......................       3.050         1.430          3.950          (0.040)          0.200
                                                             -------       -------        -------         -------         -------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...................      (0.050)       (0.090)        (0.090)           none            none
Distributions from net realized gain on investment
 transactions ..........................................      (0.180)       (0.800)          none            none            none
                                                             -------       -------        -------         -------         -------
Total dividends and distributions ......................      (0.230)       (0.890)        (0.090)           none            none
                                                             -------       -------        -------         -------         -------
Net asset value, end of period .........................     $17.380       $14.560        $14.020         $10.160         $10.200
                                                             =======       =======        =======         =======         =======

Total return ...........................................       21.37%       11.00%          39.21%         (0.39%)           2.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ................    $118,276       $56,423        $20,510          $7,087            $204
Ratio of expenses to average net assets ................        0.80%         0.80%          0.80%           0.80%               (2)
Ratio of expenses to average net assets prior to expense
 limitation ............................................        0.88%         0.92%          0.96%           1.47%               (2)
Ratio of net investment income to average net assets ...        0.16%         0.56%          1.03%           1.63%               (2)
Ratio of net investment income to average net assets
prior to expense limitation ............................        0.08%         0.44%          0.87%           0.96%               (2)
Portfolio turnover .....................................         125%          112%           76%              59%               (2)


Average commission rate paid(3).........................     $0.0599       $0.0600            N/A             N/A             N/A


------------------------
(1)   Date of initial public offering; total return has not been annualized.
(2) The ratio of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                         DELCAP SERIES
                                                                -------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                1997          1996         1995            1994         1993
Net asset value, beginning of period......................      $15.890      $15.130      $11.750         $12.240      $11.120

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)...........................       (0.010)      (0.015)       0.072           0.069        0.056
Net realized and unrealized gain (loss) on investments....        2.260        2.030        3.378          (0.499)       1.214
                                                                -------      -------      -------         -------      -------
Total from investment operations..........................        2.250        2.015        3.450          (0.430)       1.270
                                                                -------      -------      -------         -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income......................         none       (0.070)      (0.070)         (0.060)      (0.020)
Distributions from net realized gain on investment........
 transactions.............................................       (0.870)      (1.185)        none            none       (0.130)
                                                                -------      -------      -------         -------      -------
Total dividends and distributions.........................       (0.870)      (1.255)      (0.070)         (0.060)      (0.150)
                                                                -------      -------      -------         -------      -------
Net asset value, end of period............................      $17.270      $15.890      $15.130         $11.750      $12.240
                                                                =======      =======      =======         =======      =======
Total return..............................................        14.90%       14.46%      29.53%           (3.54%)      11.56%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...................     $110,455      $79,900      $58,123         $39,344      $33,180
Ratio of expenses to average net assets...................         0.80%        0.80%        0.80%           0.80%        0.80%
Ratio of expenses to average net assets prior to expense
 limitation...............................................         0.87%        0.82%        0.85%           0.88%        1.00%
Ratio of net investment income (loss) to average net assets       (0.06%)      (0.11%)       0.61%           0.64%        0.67%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation..............................        (0.13%)      (0.13%)       0.56%           0.56%        0.47%
Portfolio turnover........................................          134%          85%          73%             43%          57%
Average commission rate paid(2)...........................      $0.0600      $0.0600          N/A             N/A          N/A

-----------
(1) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.

(2) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:



                                                                                         VALUE SERIES
                                                               -----------------------------------------------------------------
                                                                                                                     12/27/93(1)
                                                                               YEAR ENDED DECEMBER 31,                    TO
                                                                   1997         1996          1995         1994        12/31/93
Net asset value, beginning of period ......................    $14.500        $12.470      $10.290      $10.210         $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)1 .............................      0.122          0.112        0.192        0.148            none
Net realized and unrealized gain (loss) on investments ....      4.338          2.548        2.208       (0.068)          0.210
                                                               -------        -------      -------      -------         -------
Total from investment operations ..........................      4.460          2.660        2.400        0.080           0.210
                                                               -------        -------      -------      -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ......................     (0.110)        (0.180)      (0.150)        none            none
Distributions from net realized gain on investment
 transactions .............................................     (0.930)        (0.450)      (0.070)        none            none
                                                               -------        -------      -------      -------         -------
Total dividends and distributions .........................     (1.040)        (0.630)      (0.220)        none            none
                                                               -------        -------      -------      -------         -------

Net asset value, end of period ............................    $17.920        $14.500      $12.470      $10.290         $10.210
                                                               =======        =======      =======      =======         =======

Total return ..............................................      32.91%         22.55%       23.85%        0.78%           2.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ...................    $84,071        $23,683      $11,929       $6,291            $210
Ratio of expenses to average net assets ...................       0.80%          0.80%        0.80%        0.80%               (2)
Ratio of expenses to average net assets prior to expense
 limitation ...............................................       0.90%          0.99%        0.96%        1.41%               (2)
Ratio of net investment income (loss) to average net assets       1.24%          1.28%        2.13%        2.62%               (2)
Ratio of net investment income (loss) to average net assets
 prior to expense limitation ..............................       1.14%          1.09%        1.97%        2.01%               (2)
Portfolio turnover ........................................         41%            84%          71%          26%               (2)
Average commission rate paid(3) ...........................    $0.0600        $0.0600          N/A           N/A            N/A

-------------
(1)   Date of initial public offering; total return has not been annualized.
(2) The ratio of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                       QUANTUM SERIES     DEVON SERIES
                                                       --------------     ------------
                                                          5/1/97(1)        5/1/97(1)
                                                             TO                TO
                                                          12/31/97         12/31/97


Net asset value, beginning of period......                $10.000           $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................                  0.051             0.080
Net realized and unrealized gain on investments             2.789             2.650
                                                          -------           -------
Total from investment operations..........                  2.840             2.730
                                                          -------           -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income......                   none              none
Distributions from net realized gain on investment
 transactions.............................                   none              none
                                                          -------           -------
Total dividends and distributions.........                   none              none
                                                          -------           -------
Net asset value, end of period............                $12.840           $12.730
                                                          =======           =======
Total return..............................                  28.40%            27.30%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)...                 $7,800           $16,653
Ratio of expenses to average net assets...                   0.80%             0.80%
Ratio of expenses to average net assets prior to expense
 limitation...............................                   1.40%             0.91%
Ratio of net investment income to average net assets         1.13%             2.01%
Ratio of net investment income to average net assets
 prior to expense limitation..............                   0.53%             1.90%
Portfolio turnover........................                     52%               80%
Average commission rate paid(2)...........                $0.0334           $0.0568


-------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes
84

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                           DECATUR TOTAL RETURN SERIES
                                                            ----------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              1997          1996        1995        1994        1993

Net asset value, beginning of period....................    $15.980       $14.830      $11.480     $12.510     $11.220

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................      0.324         0.377        0.416      0.412        0.434
Net realized and unrealized gain (loss) on
 investments ...........................................      4.216         2.398        3.574      (0.422)      1.266
                                                            -------       -------      -------     -------     -------
Total from investment operations .......................      4.540         2.775        3.990      (0.010)      1.700
                                                            -------       -------      -------     -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...................     (0.370)       (0.420)      (0.430)     (0.420)     (0.410)
Distributions from net realized gain on investment
 transactions ..........................................     (1.350)       (1.205)      (0.210)     (0.600)       none
                                                            -------       -------      -------     -------     -------
Total dividends and distributions ......................     (1.720)       (1.625)      (0.640)     (1.020)     (0.410)
                                                            -------       -------      -------     -------     -------
Net asset value, end of period .........................    $18.800       $15.980      $14.830     $11.480     $12.510
                                                            =======       =======      =======     =======     =======
Total return ...........................................      31.00%        20.72%       36.12%      (0.20%)     15.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ................   $401,402      $166,647     $109,003     $72,725     $65,519
Ratio of expenses to average net assets ................       0.71%         0.67%        0.69%       0.71%       0.75%
Ratio of expenses to average net assets prior to expense
 limitation ............................................       0.71%         0.67%        0.69%       0.71%       0.76%
Ratio of net investment income to average net assets           2.02%         2.66%        3.24%       3.63%       3.95%
Ratio of net investment income to average net assets
 prior to expense limitation ...........................       2.02%         2.66%        3.24%       3.63%       3.94%
Portfolio turnover .....................................         54%           81%          85%         91%         67%
Average commission rate paid(1) ........................    $0.0600       $0.0600          N/A         N/A         N/A


------------
(1) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:



                                                                             DELAWARE RETURN SERIES
                                                            ----------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              1997          1996        1995        1994        1993


Net asset value, beginning of period ...................       $16.640       $15.500      $12.680        $13.330       $13.550

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................         0.435         0.530        0.509          0.437         0.328
Net realized and unrealized gain (loss) on investments .         3.575         1.765        2.761         (0.447)        0.692
                                                               -------       -------      -------        -------       -------
Total from investment operations .......................         4.010         2.295        3.270         (0.010)        1.020
                                                               -------       -------      -------        -------       -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...................        (0.530)       (0.500)      (0.450)        (0.340)       (0.460)
Distributions from net realized gain on investment
 transactions ..........................................        (1.070)       (0.655)        none         (0.300)       (0.780)
                                                               -------       -------      -------        -------       -------
Total dividends and distributions ......................        (1.600)       (1.155)      (0.450)        (0.640)       (1.240)
                                                               -------       -------      -------        -------       -------
Net asset value, end of period .........................       $19.050       $16.640      $15.500        $12.680       $13.330
                                                               =======       =======      =======        =======       =======
Total return ...........................................         26.40%        15.91%        26.58%        (0.15%)        8.18%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ................      $127,675       $75,402      $63,215        $47,731       $37,235
Ratio of expenses to average net assets ................          0.67%         0.68%        0.69%          0.70%         0.80%
Ratio of expenses to average net assets prior to expense
 limitation ............................................          0.67%         0.68%        0.69%          0.70%         0.89%
Ratio of net investment income to average net assets              2.85%         3.56%        3.75%          3.71%         3.33%
Ratio of net investment income to average net assets
 prior to expense limitation ...........................          2.85%         3.56%        3.75%          3.71%         3.24%
Portfolio turnover .....................................            67%           92%         106%           140%          162%
Average commission rate paid(1) ........................       $0.0600       $0.0600          N/A            N/A           N/A


---------------
(1) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                     CONVERTIBLE SECURITIES SERIES           EMERGING MARKETS SERIES
                                                     ------------------------------          -----------------------
                                                               5/1/97(1)                              5/1/97(1)
                                                                   TO                                    TO
                                                                12/31/97                              12/31/97

Net asset value, beginning of period ......................     $10.000                               $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2) ..................................       0.318                                 0.060
Net realized and unrealized gain (loss) on investments
 and foreign currencies ...................................       1.342                                (1.180)
                                                                -------                               -------
Total from investment operations ..........................       1.660                                (1.120)
                                                                -------                               -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ......................        none                                  none
Distributions from net realized gain on investment
 transactions .............................................        none                                  none
                                                                -------                               -------
Total dividends and distributions .........................        none                                  none
                                                                -------                               -------
Net asset value, end of period ............................     $11.660                               $ 8.880
                                                                =======                               =======
Total return ..............................................       16.60%                               (11.20%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ...................      $3,921                                $5,776
Ratio of expenses to average net assets ...................        0.80%                                 1.50%
Ratio of expenses to average net assets prior to expense
 limitation ...............................................        2.30%                                 2.45%
Ratio of net investment income to average net assets               5.68%                                 0.89%

Ratio of net investment income (loss) to average net assets
prior to expense limitation ...............................        4.18%                                (0.06%)
Portfolio turnover ........................................         209%                                   48%
Average commission rate paid(3) ...........................     $0.0597                               $0.0036

------------
(1) Date of initial public offering; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) Per share information for the Emerging Markets Series for the period ended December 31, 1997 was based on the average shares outstanding method.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes
                                                                            87

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                           INTERNATIONAL EQUITY SERIES
                                                            ----------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              1997          1996        1995        1994        1993



Net asset value, beginning of period ...................     $15.110      $13.120      $11.840     $11.620     $10.030

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1) ...............................       0.359        0.557        0.419       0.220       0.052
Net realized and unrealized gain on investments
 and foreign currencies ................................       0.596        1.966        1.191       0.080       1.548
                                                             -------      -------      -------     -------     -------
Total from investment operations .......................       0.955        2.523        1.610       0.300       1.600
                                                             -------      -------      -------     -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...................      (0.545)      (0.420)      (0.240)     (0.070)     (0.010)
Distributions from net realized gain on investment
 transactions .........................................        none       (0.113)      (0.090)     (0.010)       none
                                                             -------      -------      -------     -------     -------
Total dividends and distributions ......................      (0.545)      (0.533)      (0.330)     (0.080)     (0.010)
                                                             -------      -------      -------     -------     -------
Net asset value, end of period .........................     $15.520      $15.110      $13.120     $11.840     $11.620
                                                             =======      =======      =======     =======     =======
Total return ...........................................        6.60%       20.03%       13.98%       2.57%      15.97%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ................    $198,863     $131,428      $81,548     $57,649     $16,664
Ratio of expenses to average net assets ................        0.85%        0.80%        0.80%       0.80%       0.80%
Ratio of expenses to average net assets prior to expense
 limitation ............................................        0.90%        0.91%        0.89%       1.01%       1.85%
Ratio of net investment income to average net assets            2.28%        4.71%        3.69%       2.63%       1.85%

Ratio of net investment income to average net assets
 prior to expense limitation ...........................        2.23%        4.60%        3.60%       2.42%       0.80%
Portfolio turnover .....................................           7%           8%          19%         13%          9%
Average commission rate paid(2) ........................     $0.0150      $0.0100          N/A         N/A         N/A

--------------
(1) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.

(2) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                            See accompanying notes
88

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                           GLOBAL BOND SERIES
                                                          --------------------
                                                           YEAR          5/2/96(1)
                                                           ENDED            TO
                                                         12/31/97        12/31/96
Net asset value, beginning of period ...................  $  10.960     $  10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2) ...............................      0.636         0.339
Net realized and unrealized gain (loss) on investments
 and foreign currencies ................................     (0.551)        0.831
                                                          ---------     ---------
Total from investment operations .......................      0.085         1.170
                                                          ---------     ---------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...................     (0.460)       (0.210)
Distributions from net realized gain on investment
 transactions ..........................................     (0.085)         none
                                                          ---------     ---------
Total dividends and distributions ......................     (0.545)       (0.210)
                                                          ---------     ---------
Net asset value, end of period .........................  $  10.500     $  10.960
                                                          =========     =========
Total return ...........................................      0.88%        11.79%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ................  $  16,876     $   9,471
Ratio of expenses to average net assets ................       0.80%         0.80%
Ratio of expenses to average net assets prior to expense
 limitation ............................................       1.08%         1.19%
Ratio of net investment income to average net assets ...       6.03%         6.51%
Ratio of net investment income to average net assets
prior to expense limitation ............................       5.75%         6.12%
Portfolio turnover .....................................         97%           56%

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.

                            See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                   DELCHESTER SERIES
                                                           ---------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            1997         1996          1995           1994         1993
Net asset value, beginning of period ...................    $9.170      $8.940        $8.540         $9.770       $9.290

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................     0.863       0.853          0.872          0.962         0.976
Net realized and unrealized gain (loss) on investments .     0.332       0.230          0.400         (1.230)        0.480
                                                            ------      ------        -------        -------      --------
Total from investment operations .......................     1.195       1.083          1.272         (0.268)        1.456
                                                            ------      ------        -------        -------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...................    (0.855)     (0.853)        (0.872)        (0.962)       (0.976)
Distributions from net realized gain on investment
 transactions ..........................................     none         none           none           none          none
                                                            ------      ------        -------        -------      --------
Total dividends and distributions ......................    (0.855)     (0.853)        (0.872)        (0.962)       (0.976)
                                                            ------      ------        -------        -------      --------
Net asset value, end of period .........................    $9.510      $9.170         $8.940         $8.540        $9.770
                                                            ======      ======        =======        =======      ========
Total return ...........................................    13.63%      12.79%         15.50%          (2.87%)       16.36%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ................   $98,875     $67,665        $56,605        $43,686       $34,915
Ratio of expenses to average net assets ................      0.70%       0.70%          0.69%          0.72%         0.80%
Ratio of expenses to average net assets prior to expense
 limitation ............................................      0.70%       0.70%          0.69%          0.72%         0.82%
Ratio of net investment income to average net assets ...      9.24%       9.54%          9.87%         10.56%        10.05%
Ratio of net investment income to average net assets
 prior to expense limitation ...........................      9.24%       9.54%          9.87%         10.56%        10.03%
Portfolio turnover .....................................       121%         93%            74%            47%           43%

                            See accompanying notes
90

Selected data for each share of the Series outstanding throughout the period was as follows:

                                                      STRATEGIC INCOME SERIES
                                                      -----------------------
                                                            5/1/97(1)
                                                                TO
                                                             12/31/97

Net asset value, beginning of period ...................   $ 10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2) ...............................      0.523
Net realized and unrealized gain on investments
 and foreign currencies ................................      0.097
                                                           --------
Total from investment operations .......................      0.620
                                                           --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...................       none
Distributions from net realized gain on investment
 transactions ..........................................       none
                                                           --------
Total dividends and distributions ......................       none
                                                           --------
Net asset value, end of period .........................   $ 10.620
                                                           ========
Total return ...........................................       6.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ................   $  8,606
Ratio of expenses to average net assets ................       0.80%
Ratio of expenses to average net assets prior to expense
 limitation ............................................       1.23%
Ratio of net investment income to average net assets ...       7.44%
Ratio of net investment income to average net assets
 prior to expense limitation ...........................       7.01%
Portfolio turnover .....................................         70%

----------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Per share information for the period ended December 31, 1997 was based on the average shares outstanding method.

                            See accompanying notes

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                 CAPITAL RESERVES SERIES
                                                          ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                             1997          1996         1995            1994         1993
Net asset value, beginning of period ...................     $9.690        $9.930      $9.300          $10.260      $10.200

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................      0.613         0.623       0.643            0.636        0.636
Net realized and unrealized gain (loss) on investments .      0.100        (0.240)      0.630           (0.905)       0.145
                                                             ------        ------      ------          -------      -------
Total from investment operations .......................      0.713         0.383       1.273           (0.269)       0.781
                                                             ------        ------      ------          -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...................     (0.613)       (0.623)     (0.643)          (0.636)      (0.636)
Distributions from net realized gain on investment
 transactions ..........................................      none           none        none           (0.055)      (0.085)
                                                             ------        ------      ------          -------      -------
Total dividends and distributions ......................     (0.613)       (0.623)     (0.643)          (0.691)      (0.721)
                                                             ------        ------      ------          -------      -------
Net asset value, end of period .........................     $9.790        $9.690      $9.930           $9.300      $10.260
                                                             ======        ======      ======          =======      =======
Total return ...........................................       7.60%         4.05%      14.08%           (2.68%)       7.85%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ................    $29,177       $27,768     $27,935          $25,975       $24,173
Ratio of expenses to average net assets ................       0.75%         0.72%       0.71%            0.74%        0.80%
Ratio of expenses to average net assets prior to expense
 limitation ............................................       0.75%         0.72%       0.71%            0.74%        0.85%
Ratio of net investment income to average net assets ...       6.31%         6.43%       6.64%            6.57%        6.20%
Ratio of net investment income to average net assets
 prior to expense limitation ...........................       6.31%         6.43%       6.64%            6.57%        6.15%
Portfolio turnover .....................................        120%          122%        145%             219%         198%

                            See accompanying notes
92

Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                  CASH RESERVE SERIES
                                                            -----------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              1997         1996          1995           1994         1993
Net asset value, beginning of period ...................     $10.000      $10.000       $10.000         $10.000      $10.000

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................       0.497        0.482         0.535           0.361        0.245
Net realized and unrealized gain (loss) on investments .        none         none          none            none         none
                                                            --------     -------      ---------       ---------     --------

Total from investment operations .......................       0.497        0.482         0.535           0.361        0.245
                                                             -------      -------      ---------       ---------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...................      (0.497)      (0.482)       (0.535)         (0.361)      (0.245)
Distributions from net realized gain on investment
 transactions ..........................................        none         none         none             none         none
                                                             -------      -------      ---------        ---------     --------
Total dividends and distributions ......................      (0.497)      (0.482)       (0.535)         (0.361)      (0.245)
                                                             -------      -------      ---------       ---------     --------
Net asset value, end of period .........................     $10.000      $10.000       $10.000         $10.000      $10.000
                                                              ======       ======       =======         ======       ======
Total return ...........................................        5.10%        4.93%         5.48%           3.68%        2.48%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ................     $30,711      $26,479       $16,338         $20,125      $10,245
Ratio of expenses to average net assets ................        0.64%        0.61%         0.62%           0.66%        0.80%
Ratio of expenses to average net assets prior to expense
 limitation ............................................        0.64%        0.61%         0.62%           0.66%        0.86%
Ratio of net investment income to average net assets ...        4.98%        4.82%         5.35%           3.79%        2.44%
Ratio of net investment income to average net assets
 prior to expense limitation ...........................        4.98%        4.82%         5.35%           3.79%        2.38%

                            See accompanying notes

DELAWARE GROUP PREMIUM FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

Delaware Group Premium Fund, Inc. (The "fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 15 series: the Trend Series, the DelCap Series, the Value Series, the Quantum Series, the Devon Series, the Decatur Total Return Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series:

SECURITY VALUATION--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

FEDERAL INCOME TAXES--Each Series intends to qualify or continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

REPURCHASE AGREEMENTS--Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSACTIONS--Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Series do isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Series report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

OTHER--Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series are aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Delchester Series, the Strategic Income Series, the Capital Reserves Series and the Cash Reserve Series declare dividends daily from net investment income and pay such dividends monthly. Distributions from net realized gain on investment transactions, if any, normally will be distributed following the close of the fiscal year.

The Global Bond Series declares and pays dividends from net investment income monthly. Short-term capital gains distributions, if any, may be paid with the dividend. Distributions from net realized gain on investment transactions normally will be distributed following the close of the fiscal year.

The Quantum Series, the Devon Series, the Decatur Total Return Series, the Delaware Series and the Convertible Securities Series will make payments from the Series' net investment income quarterly and distributions from net realized gain on investment transactions, if any, following the close of the fiscal year.

The DelCap Series, the International Equity Series, the Value Series and the Emerging Markets Series will make payments from net income and net realized gain on investment transactions, if any, once a year.

The Trend Series will make payments from net investment income and net realized gain on investment transactions if any, twice a year.

Dividends from net investment income and distributions from net realized gain on investment transactions were declared on January 28, 1998, payable on January 29, 1998, to shareholders of record January 27, 1998, were as follows:


                                                                      Distributions per share
                                         Dividends per share           from net realized gain
                                      from net investment income     on investment transactions
                                      --------------------------     --------------------------

Trend Series........................          $0.020                          $0.342
DelCap Series.......................            --                             1.595
Value Series........................           0.135                           0.495
Quantum Series......................           0.050                           0.185
Devon Series........................           0.080                           0.205
Decatur Total Return Series.........           0.027                           1.050
Delaware Series.....................           0.300                           1.600
Convertible Securities Series.......           0.305                           0.070
Emerging Markets Series.............           0.030                           0.220
International Equity Series.........           0.565                            --
Global Bond Series..................           0.240                           0.010
Delchester Series...................             --                            0.003
Strategic Income Series.............           0.270                           0.025

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Series' average daily net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES In accordance with the terms of the Investment Management Agreement, each Series pays Delaware Management Company, Inc. ("DMC") the investment manager of each Series except the Emerging Markets Series, the International Equity Series, and the Global Bond Series, and Delaware International Advisers Ltd. ("DIAL"), the investment manager of the Emerging Markets Series, the International Equity Series, and the Global Bond Series, an annual fee which is calculated daily based on the net assets of each Series, less the fees paid to the unaffiliated directors for the DelCap Series, the Decatur Total Return Series, the Delaware Series, the International Equity Series, the Delchester Series, the Capital Reserves Series, and the Cash Reserve Series. The management fees for the Trend Series, the Value Series, the Quantum Series, the Devon Series, the Convertible Securities

Series, the Emerging Markets Series, the Global Bond Series, and the Strategic Income Series are calculated daily based on the net assets of each Series without consideration of amounts paid to unaffiliated directors.

DMC and DIAL have elected to waive their fees and reimburse each Series to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets for each Series, except the Emerging Markets Series and the International Equity Series, through April 30, 1998. DIAL has elected to waive their fee and reimburse the Series to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses exceed 1.50% of average daily net assets through April 30, 1998, for the Emerging Markets Series and for the International Equity Series 0.95% of average daily net assets through April 30, 1998. The management fee rates and total expenses absorbed by DMC and DIAL for the period ended December 31, 1997 are as follows:

                            TREND        DELCAP       VALUE        QUANTUM      DEVON          RETURN       DELAWARE     SECURITIES
                           SERIES        SERIES       SERIES       SERIES       SERIES         SERIES        SERIES        SERIES
                          --------       -------      -------     ---------    --------      ----------     --------      ----------
Management fee as a
percentage of average
daily net assets
(per annum).......          0.75%         0.75%         0.75%       0.75%       0.60%          0.60%          0.60%          0.75%
Expenses absorbed by
DMC or DIAL.......       $63,818        $69,320      $52,349     $16,601      $5,874             --             --         28,144



                                    EMERGING     INTERNATIONAL      GLOBAL                     STRATEGIC      CAPITAL      CASH
                                    MARKETS        EQUITY            BOND      DELCHESTER       INCOME       RESERVES    RESERVE
                                     SERIES        SERIES           SERIES       SERIES         SERIES        SERIES      SERIES
                                    --------      --------         --------     --------       --------      --------    --------
Management fee as a
percentage of average
daily net assets
(per annum).......                    1.25%         0.75%            0.75%       0.60%          0.65%         0.60%        0.50%
Expenses absorbed by
DMC or DIAL.......                 $27,740       $96,663          $41,234          --        $14,049            --           --

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to serve as dividend disbursing agent, transfer agent and accounting services agent for the Series.

The amounts expensed for each Series were as follows:

                           TREND        DELCAP       VALUE        QUANTUM      DEVON          RETURN       DELAWARE     SECURITIES
                          SERIES        SERIES       SERIES       SERIES       SERIES         SERIES        SERIES        SERIES
                         --------       -------      -------     ---------    --------      ----------     --------      ----------

Dividend disbursing,
transfer agent fees
and other expenses        $6,676        $6,504        $3,280       $1,606       $250          $15,556        $6,208        $4,143
Accounting fees...        29,549        33,873        18,406        1,038      1,991          100,991        33,156           715

96


                           EMERGING     INTERNATIONAL      GLOBAL                     STRATEGIC      CAPITAL      CASH
                           MARKETS        EQUITY            BOND      DELCHESTER       INCOME       RESERVES    RESERVE
                            SERIES        SERIES           SERIES       SERIES         SERIES        SERIES      SERIES
                           --------      --------         --------     --------       --------      --------    --------

Dividend disbursing,
transfer agent fees
and other expenses          $570          $9,906           $2,859       $4,089          $250         $3,044      $2,110
Accounting fees...         1,121          55,457            5,855       28,638         1,257          9,752      10,506

On December 31, 1997, the Series had payables to affiliates as follows:

                             TREND        DELCAP       VALUE        QUANTUM      DEVON          RETURN       DELAWARE     SECURITIES
                            SERIES        SERIES       SERIES       SERIES       SERIES         SERIES        SERIES        SERIES
                           --------       -------      -------     ---------    --------      ----------     --------     ----------

Investment management
fee payable to DMC
or DIAL...........         $60,863        $55,897     $45,924        $3,692     $15,890         $167,750     $51,995           --
Dividend disbursing,
transfer agent
fees, accounting fees
and other expenses
payable to DSC....           3,242          2,566       2,572         2,637       2,797            8,679       3,294           --
Other expenses
payable to DMC
and affiliates....            --            --           --           1,543       2,782             --           --            --

                              EMERGING      INTERNATIONAL     GLOBAL                    STRATEGIC     CAPITAL      CASH
                               MARKETS         EQUITY          BOND       DELCHESTER     INCOME      RESERVES     RESERVE
                               SERIES          SERIES         SERIES        SERIES       SERIES       SERIES      SERIES
                              --------        -------        -------      ---------     --------     ----------  --------
Investment management
fee payable to DMC
or DIAL...........            $5,666         $121,828        $13,536      $32,863         $7,271     $14,391      $12,898
Dividend disbursing,
transfer agent
fees, accounting fees
and other expenses
payable to DSC....             1,634              657           601         2,471          1,800          546         726
Other expenses
payable to DMC
and affiliates....             1,626              --            --            --           1,895            --        --

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Series.

3.  INVESTMENTS
During the period ended December 31, 1997, each Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Series as follows:

                                                                                           DECATUR
                                                                                            TOTAL                     CONVERTIBLE
                         TREND        DELCAP       VALUE        QUANTUM      DEVON          RETURN       DELAWARE     SECURITIES
                        SERIES        SERIES       SERIES       SERIES       SERIES         SERIES        SERIES        SERIES
                       --------       -------      -------     ---------    --------      ----------     --------      ----------

Purchases.......    $137,636,291   $137,747,934  $59,814,882   $8,114,178  $17,785,483   $308,651,192   $81,184,253    $6,525,781
Sales...........      89,280,942    113,326,396   18,943,005    1,485,955    4,264,915    143,593,723    52,492,215     3,427,348

                              EMERGING      INTERNATIONAL     GLOBAL                    STRATEGIC     CAPITAL      CASH
                               MARKETS         EQUITY          BOND       DELCHESTER     INCOME      RESERVES     RESERVE
                               SERIES          SERIES         SERIES        SERIES       SERIES       SERIES      SERIES
                              --------        -------        -------      ---------     --------     ----------  --------
Purchases.......             $6,958,462     $73,496,202    $16,158,811  $107,570,324   $7,300,170   $19,977,154      --
Sales...........              1,286,405      11,926,438     10,237,435    89,717,349    1,380,101    19,401,516  19,977,154

At December 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Series were as follows:


                                                                                            DECATUR
                                                                                             TOTAL                    CONVERTIBLE
                             TREND        DELCAP       VALUE       QUANTUM      DEVON        RETURN      DELAWARE      SECURITIES
                             SERIES       SERIES       SERIES       SERIES      SERIES       SERIES       SERIES         SERIES
                            --------     -------      -------     ---------    --------    ----------     --------     -----------

Cost of Investments     $100,269,822    $93,030,092  $70,115,340  $7,261,745  $15,475,480  $342,934,347 $108,625,672    $3,636,785
Aggregate unrealized
appreciation....          20,699,122     19,296,541   15,253,385     812,858    1,352,710    64,516,484   20,917,810       289,208
Aggregate unrealized
depreciation....          (3,283,866)    (2,269,981)  (1,406,648)   (177,778)    (195,871)   (2,919,987)    (947,988)      (37,399)
Net unrealized
appreciation
(depreciation)..          17,415,256     17,026,560   13,846,737     635,080    1,156,839    61,596,497   19,969,822       251,809

                                 EMERGING     INTERNATIONAL    GLOBAL                    STRATEGIC     CAPITAL      CASH
                                 MARKETS        EQUITY          BOND      DELCHESTER      INCOME      RESERVES     RESERVE
                                 SERIES         SERIES         SERIES       SERIES        SERIES       SERIES      SERIES
                                --------      ---------       --------   ------------   -----------   ---------    --------
Cost of Investments            $6,791,231   $176,730,064    $16,732,553  $94,604,235     $8,617,184  $28,932,231  $30,688,044
Aggregate unrealized
appreciation....                  211,654     34,909,840        173,553    2,956,113        109,127      483,148       --
Aggregate unrealized
depreciation....               (1,234,819)   (13,308,665)      (485,628)    (533,213)      (134,113)     (31,167)      --
Net unrealized
appreciation
(depreciation)..               (1,023,165)    21,601,175       (312,075)   2,422,900        (24,986)     451,981       --

98

For federal income tax purposes, the Fund had accumulated capital losses at December 31, 1997 for each Series as follows:

                                                  YEAR OF            YEAR OF           YEAR OF           YEAR OF
                                                 EXPIRATION         EXPIRATION        EXPIRATION        EXPIRATION
                                                    2002               2003              2004              2005
                                                -------------       -----------      ------------       ----------

International Equity Series....                                                        $522,833          $971,541
Capital Reserves Series........                  1,281,450                              292,208

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                                      SHARES ISSUED UPON
                                                                  REINVESTMENT OF DIVIDENDS
                                                                    FROM NET INVESTMENT
                                                                       INCOME AND NET
                                                                      REALIZED GAINS ON            SHARES                NET
                                                SHARES SOLD         INVESTMENT TRANSACTIONS      REPURCHASED          INCREASE
                                               -------------       --------------------------    ------------         ----------
Year ended December 31, 1997*:
Trend Series...................                  3,548,538                 63,254                 (682,630)            2,929,162
DelCap Series..................                  1,806,689                296,551                 (737,831)            1,365,409
Value Series...................                  3,108,967                135,708                 (185,778)            3,058,897
Quantum Series.................                    695,631                  --                     (88,286)              607,345
Devon Series...................                  1,418,088                  --                    (109,849)            1,308,239
Decatur Total Return Series....                 10,893,570              1,321,652               (1,289,152)           10,926,070
Delaware Series................                  2,134,206                483,216                 (447,850)            2,169,572
Convertible Securities Series..                    344,954                  --                      (8,699)              336,255
Emerging Markets Series........                    727,021                  --                     (76,644)              650,377
International Equity Series....                  4,451,284                342,396                 (674,626)            4,119,054
Global Bond Series.............                  1,188,335                 65,554                 (510,926)              742,963
Delchester Series..............                  3,508,373                793,870               (1,287,419)            3,014,824
Strategic Income Series........                    909,478                  --                     (98,942)              810,536
Capital Reserves Series........                    627,274                181,652                 (694,053)              114,873
Cash Reserve Series............                  8,343,717                149,715               (8,070,169)              423,263

---------------------
* The Quantum Series, the Devon Series, the Convertible Securities Series, the Emerging Markets Series, and the Strategic Income Series commenced operations on 5/1/97.


                                                                      SHARES ISSUED UPON
                                                                   REINVESTMENT OF DIVIDENDS
                                                                      FROM NET INVESTMENT
                                                                       INCOME AND NET
                                                                      REALIZED GAINS ON            SHARES                NET
                                                SHARES SOLD         INVESTMENT TRANSACTIONS      REPURCHASED          INCREASE
                                               -------------       --------------------------    ------------         ----------
Year ended December 31, 1996**:
Trend Series...................                   3,395,485                101,808              (1,086,091)            2,411,202
DelCap Series..................                   1,535,822                347,595                (694,724)            1,188,693
Value Series...................                     795,391                 54,501                (172,909)              676,983
Decatur Total Return Series....                   3,486,920                899,233              (1,307,916)            3,078,237
Delaware Series................                     650,944                326,621                (524,572)              452,993
International Equity Series....                   2,717,039                265,574                (503,590)            2,479,023
Global Bond Series.............                     876,461                 11,182                 (23,197)              864,446
Delchester Series..............                   1,940,624                621,618              (1,513,036)            1,049,206
Capital Reserves Series........                     526,966                182,839                (658,016)               51,789
Cash Reserve Series............                   5,752,665                107,376              (4,846,004)            1,014,037

--------------------
**The Global Bond Series commenced operations on 5/2/96.

5. FOREIGN EXCHANGE CONTRACTS
A Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Series may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward currency contracts were outstanding at December 31, 1997:

                                                                                 CONTRACT   SETTLEMENT  UNREALIZED
                                        CONTRACTS TO DELIVER    IN EXCHANGE FOR    VALUE       DATE    APPRECIATION
                                       ----------------------    ---------------  --------   --------- -------------
Global Bond Series.............      (2,884,000) Deutsche Marks   $1,648,565    $1,608,662    2/27/98      $39,903

6. MARKET AND CREDIT RISKS
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Delchester Series, Strategic Income Series and Convertible Securities Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Capital Reserves Series and the Delaware Series may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

With the exception of Convertible Securities Series, each Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Convertible Securities series may invest up to 15% in such securities. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. SECURITIES LENDING
Securities on loan are required at all times to be secured by collateral at least equal to 102% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at December 31, 1997 for the Series was as follows:

                                              MARKET VALUE OF         CASH
                                             SECURITIES ON LOAN     COLLATERAL
                                            --------------------    -----------
International Equity Series....                  $15,712,135        $16,809,366

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

DELAWARE GROUP PREMIUM FUND, INC.
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.

We have audited the accompanying statements of net assets of Delaware Group Premium Fund, Inc. (comprised of, respectively, Trend Series, DelCap Series, Value Series, Quantum Series, Devon Series, Decatur Total Return Series, Delaware Series, Convertible Securities Series, Emerging Markets Series, International Equity Series, Global Bond Series, Delchester Series, Strategic Income Series, Capital Reserves Series, and Cash Reserve Series) as of December 31, 1997, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series of Delaware Group Premium Fund, Inc. at December 31, 1997, the results of their operations for the period then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                         /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 1998

102